     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 21, 1999


                                        REGISTRATION FILE NOS. 33-38463/811-4460
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------
                                    FORM S-6
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 12
                             ---------------------

               PROVIDENT MUTUAL VARIABLE GROWTH SEPARATE ACCOUNT
            PROVIDENT MUTUAL VARIABLE MONEY MARKET SEPARATE ACCOUNT
                PROVIDENT MUTUAL VARIABLE BOND SEPARATE ACCOUNT
               PROVIDENT MUTUAL VARIABLE MANAGED SEPARATE ACCOUNT
          PROVIDENT MUTUAL VARIABLE ZERO COUPON BOND SEPARATE ACCOUNT
          PROVIDENT MUTUAL VARIABLE AGGRESSIVE GROWTH SEPARATE ACCOUNT
            PROVIDENT MUTUAL VARIABLE INTERNATIONAL SEPARATE ACCOUNT
                   PROVIDENT MUTUAL VARIABLE SEPARATE ACCOUNT
                             (EXACT NAME OF TRUST)

                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                              1050 WESTLAKES DRIVE
                                BERWYN, PA 19312
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (302) 452-4000

                             ---------------------


                                                                 COPIES TO:
          JAMES G. POTTER, JR., ESQ.                       STEPHEN E. ROTH, ESQ.
    PROVIDENTMUTUAL LIFE INSURANCE COMPANY            SUTHERLAND ASBILL & BRENNAN LLP
             1050 WESTLAKES DRIVE                      1275 PENNSYLVANIA AVENUE, N.W.
               BERWYN, PA 19312                            WASHINGTON, D.C. 20004
   (NAME AND ADDRESS OF AGENT FOR SERVICE)


     It is proposed that this filing will become effective (check appropriate box)

         [ ] immediately upon filing pursuant to paragraph (b) of Rule 485


         [X] on May 1, 1999 pursuant to paragraph (b) of Rule 485


         [ ] 60 days after filing pursuant to paragraph (a) of Rule 485

         [ ] on (date) pursuant to paragraph (a) of Rule 485

                     Title of Securities Being Registered:
   Interests in Flexible Premium Adjustable Variable Life Insurance Policies
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--------------------------------------------------------------------------------

PROSPECTUS

           FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY
                                   ISSUED BY

                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY
         SERVICE CENTER: 300 CONTINENTAL DRIVE, NEWARK, DELAWARE 19173 CORPORATE HEADQUARTERS: 1050 WESTLAKES DRIVE, BERWYN, PENNSYLVANIA 19312
                           TELEPHONE: (302) 452-4000

     This Prospectus describes a flexible premium adjustable variable life insurance policy (the "Policy") offered by Provident Mutual Life Insurance Company ("PMLIC"). The Policy has an insurance component and an investment component. The primary purpose of the Policy is to provide insurance coverage for the lifetime of the insured. The Policy gives the policyowner (the "Owner") the right to vary the frequency and amount of premium payments, to choose among investment alternatives with different investment objectives and to increase or decrease the death benefit payable under the Policy.


     After certain deductions are made, Net Premiums are allocated to one or more of the Separate Accounts, or the Guaranteed Account, or both. The seven Separate Accounts presently available are: Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Money Market Separate Account, Provident Mutual Variable Bond Separate Account, Provident Mutual Variable Zero Coupon Bond Separate Account, Provident Mutual Variable Aggressive Growth Separate Account, Provident Mutual Variable International Separate Account, and Provident Mutual Variable Separate Account. The Growth, Money Market, Bond, Aggressive Growth and International Separate Accounts invest in shares of a designated corresponding investment portfolio ("Portfolio") that is part of one of the following mutual fund companies. The Zero Coupon Bond Separate Account invests in units of The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A ("Zero Trust"). Provident Mutual Variable Separate Account has twenty subaccounts (the "Subaccounts"), the assets of which are used to purchase shares of a designated corresponding investment Portfolio that is part of one of the following mutual fund companies:



--------------------------------------------------------------------------------------
                                                        VARIABLE INSURANCE
       THE MARKET STREET FUND, INC.                       PRODUCTS FUND
--------------------------------------------------------------------------------------
  - Aggressive Growth Portfolio             - Equity-Income Portfolio
  - All-Pro Large Cap Growth Portfolio      - Growth Portfolio
  - All-Pro Large Cap Value Portfolio       - High Income Portfolio
  - All-Pro Small Cap Growth Portfolio      - Overseas Portfolio
  - All-Pro Small Cap Value Portfolio
  - Bond Portfolio
  - Growth Portfolio
  - International Portfolio
  - Managed Portfolio
  - Money Market Portfolio
--------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
                                                        VARIABLE INSURANCE
         THE ALGER AMERICAN FUND                         PRODUCTS FUND II
--------------------------------------------------------------------------------------
  - Small Capitalization Portfolio          - Asset Manager Portfolio
                                            - Contrafund Portfolio
                                            - Index 500 Portfolio
                                            - Investment Grade Bond Portfolio
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
             NEUBERGER BERMAN
        ADVISERS MANAGEMENT TRUST               VAN ECK WORLDWIDE INSURANCE TRUST
--------------------------------------------------------------------------------------
  - Limited Maturity Bond Portfolio         - Worldwide Bond Portfolio
  - Partners Portfolio                      - Worldwide Emerging Markets Portfolio
                                            - Worldwide Hard Assets Portfolio
                                            - Worldwide Real Estate Portfolio
--------------------------------------------------------------------------------------

     The Owner bears the entire investment risk for all amounts allocated to the Separate Accounts; there is no guaranteed minimum value for the Separate Accounts.


     The accompanying prospectuses for the funds describe the investment objectives and the attendant risks of the Portfolios. The Policy Account Value will reflect monthly deductions and certain other fees and charges. Also, a surrender charge may be imposed if, during the first 10 policy years or within 10 years after a Face Amount increase, the Policy lapses or if the Owner decreases the Face Amount. Generally, the Policy will remain in force as long as there is sufficient value in the Policy to pay certain monthly charges imposed under the Policy.


     This Prospectus must be accompanied or preceded by current prospectuses for the funds. Please read this Prospectus carefully and retain it for future reference.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                  May 1, 1999

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
SUMMARY OF THE POLICY
  The Policy................................................     3
  Purpose of the Policy.....................................     3
  The Death Benefit.........................................     4
  Flexibility to Adjust Amount of Death Benefit.............     4
  Policy Account Value......................................     4
  Allocation of Net Premiums................................     5
  Transfers.................................................     5
  Free-Look.................................................     5
  Loan Privilege............................................     5
  Partial Withdrawal of Net Cash Surrender Value............     6
  Surrender of the Policy...................................     6
  Accelerated Death Benefit.................................     6
  Tax Treatment.............................................     6
  Illustrations.............................................     7
  Charges Assessed Under the Policy.........................     7
  Table of Fund Fees and Expenses...........................     9
The Company, Separate Accounts and Funds....................    11
  Provident Mutual Life Insurance Company...................    11
  The Separate Accounts.....................................    11
  The Funds.................................................    11
  Market Street Fund, Inc...................................    12
  The Stripped ("Zero") U.S. Treasury Securities Fund,
     Provident Mutual Series A..............................    14
  The Alger American Fund...................................    15
  Variable Insurance Products Fund and Variable Insurance
     Products Fund II.......................................    15
  Neuberger Berman Advisers Management Trust................    18
  Van Eck Worldwide Insurance Trust.........................    18
  Additional Information About the Funds and Portfolios.....    19
Detailed Description of Policy Provisions...................    21
  Death Benefit.............................................    21
  Ability to Adjust Face Amount.............................    23
  Insurance Protection......................................    24
  Payment and Allocation of Premiums........................    24
  Policy Account Value......................................    26
  Policy Duration...........................................    27
  Transfers of Policy Account Value.........................    27
  Free-Look Privileges......................................    29
  Loan Privileges...........................................    30
  Surrender Privilege.......................................    31
  Partial Withdrawal Privilege..............................    31
  Accelerated Death Benefit.................................    32
Charges and Deductions......................................    35
  Premium Tax Charge........................................    35
  Surrender Charges.........................................    35
  Monthly Deductions........................................    36
  Face Amount Increase Charge...............................    37
  Partial Withdrawal Charge.................................    38
  Transfer Charge...........................................    38
  Mortality and Expense Risk Charge.........................    38
  Asset Charge Against Zero Coupon Bond Separate Account....    38

                                                              PAGE
                                                              ----
  Charges for Income Taxes..................................    38
  Guarantee of Certain Charges..............................    38
  Other Charges.............................................    39
The Guaranteed Account......................................    40
  Minimum Guaranteed and Current Interest Rates.............    40
  Transfers from Guaranteed Account.........................    41
Other Policy Provisions.....................................    42
  Benefit Payable on Final Policy Date......................    42
  Payment of Policy Benefits................................    42
  The Policy................................................    42
  Ownership.................................................    43
  Beneficiary...............................................    43
  Change of Owner and Beneficiary...........................    43
  Split Dollar Arrangements.................................    43
  Assignments...............................................    43
  Misstatement of Age and Sex...............................    44
  Suicide...................................................    44
  Contestability............................................    44
  Dividends.................................................    44
  Settlement Options........................................    44
Supplementary Benefits......................................    45
Federal Income Tax Considerations...........................    46
  Introduction..............................................    46
  Tax Status of the Policy..................................    46
  Tax Treatment of Policy Benefits..........................    46
  Special Rules for Pension and Profit-Sharing Plans........    48
  Special Rules for Section 403(b) Arrangements.............    48
  Business Uses of the Policy...............................    48
  Possible Tax Law Changes..................................    48
  PMLIC's Taxes.............................................    48
Policies Issued in Conjunction with Employee Benefit
  Plans.....................................................    49
Legal Developments Regarding Unisex Actuarial Tables........    49
Voting Rights...............................................    49
Changes to the Separate Accounts of Funds...................    51
  Changes to Separate Account Operations....................    51
  Changes to Available Portfolios...........................    51
  Termination of Participation Agreements...................    51
Officers and Directors of PMLIC.............................    53
Distribution of Policies....................................    55
Policy Reports..............................................    55
Preparing for Year 2000.....................................    56
State Regulation............................................    56
Legal Proceedings...........................................    56
Experts.....................................................    56
Legal Matters...............................................    56
Definitions.................................................    57
Financial Statements........................................   F-1
Appendix A -- Illustration of Death Benefits, Policy Account
              Values and Net Cash Surrender Values..........   A-1
Appendix B -- Long Term Market Trends.......................   B-1
Appendix C -- Plan of Conversion............................   C-1

                             SUMMARY OF THE POLICY

     The following summary of the Policy provisions should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Insured is alive, the Policy is in force and there is no outstanding loan.

     The Policy is not a deposit or obligation of any bank, and no bank endorses or guarantees the Policy or Policy values. Neither the Federal Deposit Insurance Corporation nor any federal agency insures or guarantees Policy values or your investment in the Policy.

THE POLICY

     The Flexible Premium Adjustable Variable Life Insurance Policy (the "Policy") offered by this Prospectus is issued by Provident Mutual Life Insurance Company ("PMLIC"). The Policy is similar in many ways to a fixed-benefit life insurance policy. As with a fixed-benefit life insurance policy, the Owner of a Policy makes premium payments in return for insurance coverage on the person insured. Also, like many fixed-benefit life insurance policies, the Policy provides for accumulation of Net Premiums and a Net Cash Surrender Value which is payable if the Policy is surrendered during the Insured's lifetime. As with many fixed-benefit life insurance policies, the Net Cash Surrender Value during the early Policy Years is likely to be substantially lower than the aggregate premium payments made.


     However, the Policy differs from a fixed-benefit life insurance policy in several important respects. Unlike a fixed-benefit life insurance policy, under the Policy, the Death Benefit may, and the Policy Account Value will, increase or decrease to reflect the investment performance of any Separate Accounts or Subaccounts to which Policy Account Value is allocated. Also, unless the entire Policy Account Value is allocated to the Guaranteed Account, there is no guaranteed minimum Net Cash Surrender Value. If Net Cash Surrender Value is insufficient to pay charges due, then, after a grace period, the Policy will Lapse without value. (See "Policy Duration".) If a Policy Lapses while loans are outstanding, certain amounts may become subject to income tax and a 10% penalty tax. (See "Federal Income Tax Considerations.")


     The Policy is called "flexible premium" because there is no fixed schedule for premium payments, even though the Owner may establish a schedule of Planned Periodic Premiums. The Policy is described as "adjustable" because the Owner may, within limits, increase or decrease the Face Amount and may change the Death Benefit Option.

     The most important features of the Policy, such as charges and deductions, Death Benefits, and calculation of Policy values, are summarized on the following pages.

PURPOSE OF THE POLICY

     The Policy is designed to provide lifetime insurance benefits and long-term investment of Policy Account Value. A prospective Owner should evaluate the Policy along with other insurance coverage that he or she may have, as well as their need for insurance and the Policy's long-term investment potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of Policy illustrations.


     The Policy is issued for Insureds with Issue Ages 1 to 75. For Issue Ages 21 and over, the minimum initial Face Amount is $500,000; for Issue Ages under 21, $250,000. (For Policies issued to residents of New York State, the minimum Initial Face Amount is $2,500,001.

THE DEATH BENEFIT

     As long as the Policy remains in force, PMLIC will pay the Insurance Proceeds to the Beneficiary upon receipt of due proof of the death of the Insured. The Insurance Proceeds will consist of the Policy's Death Benefit, plus any additional benefits provided by a supplementary benefit rider, less any outstanding Policy loan and accrued interest, less any unpaid Monthly Deductions.

     There are two Death Benefit Options available. Death Benefit Option A provides Death Benefit equal to the greater of (a) the Face Amount and (b) the specified percentage of the Policy Account Value. Death Benefit Option B provides a Death Benefit equal to the greater of (a) the Face Amount plus the Policy Account Value and (b) the specified percentage of the Policy Account Value. (See "Death Benefit".)

FLEXIBILITY TO ADJUST AMOUNT OF DEATH BENEFIT


     After the first Policy Year, the Owner has significant flexibility to adjust the Death Benefit by changing the Death Benefit Option or by increasing or decreasing the Face Amount of the Policy. (See "Death Benefit" and "Ability to Adjust Face Amount".) The minimum amount of a requested increase in Face Amount is $100,000 (or such lesser amount required in a particular state) and any requested increase may require evidence of insurability. Any decrease in Face Amount must be for at least $100,000 (or such lesser amount required in a particular state) and during Policy Years 2 through 10 cannot result in a Face Amount less than the Minimum Face Amount available; after the tenth Policy Year, the Minimum Face Amount cannot be less than $200,000. PMLIC reserves the right to establish different Minimum Face Amounts for Policies issued in the future.



     Any change in Death Benefit Options or in the Face Amount may affect the charges under the Policy. Any increase in the Face Amount will result in an increase in the Monthly Deductions and any increase in Face Amount will also increase the surrender charges which are imposed upon lapse or surrender of the Policy or the pro-rata surrender charges imposed upon a decrease in Face Amount within the relevant ten-year period. For any decrease in Face Amount, that part of the surrender charges attributable to the decrease will reduce the Policy Account Value, and the surrender charges will be reduced by this amount. A decrease in Face Amount may also affect cost of insurance charges. (See "Monthly Deductions".)


     To the extent that a requested decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code of 1986 (the "Code") for life insurance, PMLIC will not effect the decrease.

POLICY ACCOUNT VALUE

     The Policy Account Value in the Separate Accounts or Subaccounts reflects the investment performance of the chosen Separate Accounts or Subaccounts, any Net Premiums allocated to those Separate Accounts or Subaccounts, any transfers to or from those Separate Accounts or Subaccounts, any partial withdrawals from those Separate Accounts or Subaccounts, any loans, any loan repayments, any loan interest paid or credited and any charges assessed in connection with the Policy. The Owner bears the entire investment risk for amounts allocated to the Separate Accounts or Subaccounts.

     The Guaranteed Account earns interest at rates PMLIC declares in advance for specific periods. The rates are guaranteed to equal or exceed 4%. The principal, after deductions, is also guaranteed. The value of the Guaranteed Account will reflect any amounts allocated or transferred to it plus interest credited to it, less amounts deducted, transferred or withdrawn from it. (See "The Guaranteed Account".)

     The Loan Account will reflect any amounts transferred from the Separate Accounts, Subaccounts, and/or Guaranteed Account as collateral for Policy loans plus interest of at least 4% credited to such amount. (See "Loan Privileges".)

ALLOCATION OF NET PREMIUMS


     After deduction of the Premium Tax Charge, Net Premiums are allocated to one or more of the Separate Accounts, Subaccounts and/or the Guaranteed Account as selected by the Owner in the application or by subsequent written notice. The Owner bears the entire risk of Policy Account Value in the Separate Accounts and Subaccounts.



     Each Separate Account (other than Provident Mutual Variable Separate Account) uses its assets to purchase shares of a corresponding Portfolio of Market Street Fund, Inc. Provident Mutual Variable Separate Account consists of twenty Subaccounts, the assets of which are used to purchase shares of a designated corresponding mutual fund portfolio (each, a "Portfolio") that is part of one of the following funds: The Market Street Fund, Inc.; The Alger American Fund; Neuberger Berman Advisers Management Trust; Van Eck Worldwide Insurance Trust; Variable Insurance Products Fund; and Variable Insurance Products Fund II (the "Funds", each, a "Fund"). The Zero Coupon Bond Separate Account invests in units of the Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A ("Zero Trust"). There is no assurance that the investment objectives of a particular Portfolio will be met.


     Where state law requires a return of premiums paid when a Policy is returned under the Free-Look provision any portion of any Net Premiums received before the expiration of a 15-day period beginning on the later of the Policy Issue Date or the date PMLIC receives the Minimum Initial Premium, which are to be allocated to the Separate Accounts will be allocated to the Money Market Separate Account. At the end of the 15-day period, Policy Account Value in the Money Market Separate Account is allocated to each of the chosen Separate Accounts as indicated in the application. (See "Payment and Allocation of Premiums".)

TRANSFERS

     The Owner may make transfers of the amounts in the Separate Accounts, Subaccounts and Guaranteed Account. Transfers between and among the Separate Accounts (and/or Subaccounts) or into the Guaranteed Account are made as of the date PMLIC receives the request. PMLIC requires a minimum amount for each such transfer, usually $1,000. Transfers out of the Guaranteed Account may only be made within 30 days of a Policy Anniversary and are limited in amount. (See "Transfers of Policy Account Value".)

FREE-LOOK


     The Policy provides for an initial Free-Look period. The Owner may cancel the Policy before the later of: (a) 45 days after Part I of the Application for the Policy is signed, and (b) 10 days after the Owner receives the Policy and
(c) 10 days after PMLIC mails or personally delivers a Notice of Withdrawal Right to the Owner. Upon returning the Policy to PMLIC or to an agent of PMLIC within such time with a written request for cancellation, the Owner will receive a refund equal to the sum of: (i) the Policy Account Value as of the date PMLIC receives the returned Policy; (ii) the amount deducted for premium taxes; (iii) any Monthly Deductions charged against the Policy Account Value; and (iv) an amount reflecting other charges directly or indirectly deducted under the Policy. Where state law requires, the refund will instead equal the premiums paid. (See "Free-Look Privileges".)


     A Free-Look privilege also applies after a requested increase in Face Amount. (See "Free-Look For Increase in Face Amount".)


LOAN PRIVILEGE



     The Owner may obtain Policy loans in a minimum amount of $1,500 (or such lesser minimum as may be required in a particular state) but not exceeding, in the aggregate, the Net Cash Surrender Value. Policy loans will bear interest at a fixed rate of 8% per year (6% for Policies issued in New York State), payable at the end of each Policy Year. If interest is not paid when due, it will be added to the outstanding loan balance. Policy loans may be repaid at any time and in any amount prior to the Final

Policy Date. PMLIC transfers Policy Account Value in an amount equal to the loan to the Loan Account where it becomes collateral for the loan. The transfer is made pro-rata from each Separate Account, Subaccount and the Guaranteed Account based on the proportion that each account's value bears to the total unloaned Policy Account Value. This collateral in the Loan Account earns interest at an effective annual rate of at least 4%. (See "Loan Privileges" below.)



     Depending upon the investment performance of the Separate Accounts, Subaccounts and the amounts borrowed, loans may cause a Policy to lapse. Lapse of the Policy with outstanding loans may result in adverse tax consequences including a 10% penalty tax. (See "Tax Treatment of Policy Benefits".)



PARTIAL WITHDRAWAL OF NET CASH SURRENDER VALUE



     After the first Policy Year, the Owner may, subject to certain restrictions, withdraw part of Net Cash Surrender Value. The minimum amount for such withdrawal is $1,500. An expense charge of $25 will be deducted from the Policy Account Value for each withdrawal. The withdrawal amount and expense charge is allocated to the Separate Account, Subaccounts and the Guaranteed Account based on the proportion that the value in each account bears to the total unloaned Policy Account Value. If Death Benefit Option A is in effect, PMLIC will reduce the Face Amount by the amount of the withdrawal. (See "Partial Withdrawal Privilege".)



SURRENDER OF THE POLICY



     The Owner may at any time surrender the Policy and receive the entire Net Cash Surrender Value. (See "Surrender Privilege".)



ACCELERATED DEATH BENEFIT



     Under the Accelerated Death Benefit Rider, an Owner may receive, at his or her request and upon approval by PMLIC, accelerated payment of part of the Policy's Death Benefit if the Insured develops a Terminal Illness or is permanently confined to a Nursing Care Facility (See "Accelerated Death Benefit" below.)



TAX TREATMENT



     PMLIC believes that a Policy issued on a standard premium class basis generally should meet the definition of a life insurance contract in the Code. There is insufficient guidance to determine whether or not a Policy issued on an extra rating (i.e., substandard) basis would satisfy the Code definition of a life insurance contract, particularly if the Owner pays the full amount of premiums permitted under such a Policy. An Owner of a Policy issued on an extra rating basis may, however, adopt certain self-imposed limitations on the amount of premiums paid for such a Policy which should cause the Policy to meet the definition of a life insurance contract. Any Owner contemplating the adoption of such limitations should consult a tax adviser.



     Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, a Policyowner should not be deemed to be in constructive receipt of Policy Account Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds. (See "Tax Status of the Policy".)



     Under certain circumstances, a Policy may be treated as a "Modified Endowment Contract." If the Policy is a Modified Endowment Contract, then all pre-death distributions, including Policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the Policy. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax. (For further discussion of Modified Endowment Contracts, See "Tax Treatment of Policy Benefits".)



     If the Policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Moreover, loans will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a Modified Endowment Contract are subject to the 10% penalty tax. (See "Distributions from Policies Not Classified as Modified Endowment Contracts".)



ILLUSTRATIONS



     Illustrations of Death Benefits, Policy Account Value and Net Cash Surrender Value in this prospectus or used in connection with the purchase of a Policy are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and should not be considered a representation of past or future performance. Actual rates of return may be higher or lower than those reflected in Policy illustrations, and therefore, actual Policy values will be different from those illustrated.


CHARGES ASSESSED UNDER THE POLICY


     Premium Tax Charge. A Premium Tax Charge will be deducted from each premium payment for state and local premium taxes. This charge is based on the rate for the Insured's residence at the time the premium is paid. PMLIC reserves the right to change the amount of the charge deducted from future premiums if the Insured's residence changes or applicable law is changed (See "Premium Tax Charge.")



     Monthly Deductions. On the Policy Date and on each Policy Processing Date thereafter, the Policy Account Value is reduced by a Monthly Deduction equal to the sum of the monthly Cost of Insurance Charge, Monthly Administrative Charge and a charge for additional benefits added by rider and, on the Policy Date only, the Initial Administrative Charge. The monthly Cost of Insurance Charge is determined by multiplying the Net Amount at Risk by the applicable cost of insurance rate(s) in the Policy. The Cost of Insurance charge will not exceed the guaranteed maximum Cost of Insurance rates set forth in the Policy based on the Insured's Attained Age, Premium Class, and the "1980 Commissioners Standard Mortality Table B." The Monthly Administrative Charge is currently $8; the maximum permissible Monthly Administrative Charge is $16. (See "Monthly Administrative Charge".) The Initial Administrative Charge is $300, payable on the Policy Date. (See "Initial Administrative Charge".)



     Surrender Charge and Additional Surrender Charge. A Surrender Charge is imposed if the Policy is surrendered or lapses at any time before the tenth Policy Year. A Surrender Charge is a contingent deferred sales charge. A portion of this Surrender Charge is deducted if the Owner decreases the Initial Face Amount before the end of the tenth Policy Year. (See "Surrender Charge"). An Additional Surrender Charge is imposed if the Policy is surrendered or lapses at any time within ten years after the effective date of an increase in Face Amount. (See "Additional Surrender Charge"). A portion of an Additional Surrender Charge is deducted if the related increment of Face Amount is decreased within ten years after such increase took effect.



     The Surrender Charge is equal to 30% of the premiums received during the first Policy Year (or for the Additional Surrender charge, the first twelve Policy Months after an increase) up to one Target Premium plus 9% of all other premiums received to the date of surrender, lapse or decrease. The Surrender Charge and any Additional Surrender charges, however, do not exceed the Maximum Surrender Charge and Maximum Additional Surrender Charges, respectively. During Policy Years one through six (or for six years following the effective date of an increase in Face Amount), this maximum equals 50% of the Target Premium for the Initial Face Amount (or 50% of the Target Premium for the increase). The maximum declines to 40% of the relevant Target Premiums during the seventh year, 30% during the eighth year, 20% during the ninth year and 10% during the tenth year.



     Face Amount Increase Charge. A charge, currently $300, will be deducted from the Policy Account Value on the effective date of an increase in Face Amount to compensate PMLIC for administrative expenses in connection with the increase. (See "Face Amount Increase Charge" below.)



     Transfer Charge. For each transfer of Policy Account Value between or among the Separate Accounts (and/or Subaccounts) and the Guaranteed Account after the twelfth transfer in a Policy

Year, PMLIC deducts $25 from the amount transferred to compensate it for administrative costs in handling such transfers. (See "Transfer Charge" below.)

     Partial Withdrawal Charge. PMLIC deducts a $25 charge from Policy Account Value with each partial withdrawal to compensate it for administrative costs. (See "Partial Withdrawal Charge" below.)


     Daily Charges Against the Separate Accounts. PMLIC imposes a daily charge for its assumption of certain mortality and expense risks in connection with the Policy at an annual rate which is currently 0.75% of the average daily net assets of the Separate Accounts. (See "Mortality and Expense Risk Charges".) With regard to the Zero Coupon Bond Separate Account, PMLIC imposes a daily charge for transaction charges associated with the purchase of units of the Zero Trust at an annual rate which is currently 0.25% of the average daily net assets of each Sub-Account. This charge may be increased in the future but it will not exceed an annual rate of 0.50%. (See "Asset Charge Against Zero Coupon Bond Separate Account").



     Investment Advisory Fees and Other Expenses of the Funds. Shares of the Portfolios are purchased by the Separate Accounts and Subaccounts at net asset value which reflects management fees and expenses deducted from the assets of the Portfolios. (See "Table of Fund Fees and Expenses" below).

                        TABLE OF FUND FEES AND EXPENSES

                                                             MONEY                              AGGRESSIVE
MARKET STREET FUND, INC. ANNUAL EXPENSES      GROWTH        MARKET        BOND       MANAGED      GROWTH     INTERNATIONAL
(AS A PERCENTAGE OF AVERAGE NET ASSETS)     PORTFOLIO      PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO      PORTFOLIO
----------------------------------------  --------------   ---------   ----------   ---------   ----------   -------------
Management Fees (Investment Advisory
  Fees)............................            0.32%         0.25%        0.35%       0.40%        0.41%         0.75%
Other Expenses.....................            0.15%         0.17%        0.20%       0.18%        0.21%         0.25%
                                               ----          ----         ----        ----         ----          ----
Total Fund Annual Expenses.........            0.47%         0.42%        0.55%       0.58%        0.62%         1.00%

                                             ALL-PRO        ALL-PRO     ALL-PRO      ALL-PRO
                                            LARGE CAP      LARGE CAP   SMALL CAP    SMALL CAP
MARKET STREET FUND, INC. ANNUAL EXPENSES      GROWTH         VALUE       GROWTH       VALUE
(AS A PERCENTAGE OF AVERAGE NET ASSETS)     PORTFOLIO      PORTFOLIO   PORTFOLIO    PORTFOLIO
    -------------------------------            ----          ----         ----        ----
Management Fees (Investment Advisory
  Fees)............................            0.70%         0.70%        0.90%       0.90%
Other Expenses (after reimbursement)...        0.22%         0.27%        0.35%       0.39%
                                               ----          ----         ----        ----
Total Fund Annual Expenses (after
  reimbursement)(1)................            0.92%         0.97%        1.25%       1.29%

THE ALGER AMERICAN FUND ANNUAL                SMALL
EXPENSES(2)                               CAPITALIZATION
(AS A PERCENTAGE OF AVERAGE NET ASSETS)     PORTFOLIO
    -------------------------------            ----
Management Fees (Investment Advisory
  Fees)............................            0.85%
Other Expenses.....................            0.04%
                                               ----
Total Fund Annual Expenses.........            0.89%

VARIABLE INSURANCE PRODUCTS FUND ("VIP         HIGH         EQUITY-
FUND") ANNUAL EXPENSES(2)                     INCOME        INCOME       GROWTH     OVERSEAS
(AS A PERCENTAGE OF AVERAGE NET ASSETS)     PORTFOLIO      PORTFOLIO   PORTFOLIO    PORTFOLIO
    -------------------------------            ----          ----         ----        ----
Management Fees (Investment Advisory
  Fees)............................            0.58%         0.49%        0.59%       0.74%
Other Expenses (after reimbursement)...        0.12%         0.08%        0.07%       0.15%
                                               ----          ----         ----        ----
Total Fund Annual Expenses (after
  reimbursement)(1)................            0.70%         0.57%        0.66%       0.89%

                                                                                    INVESTMENT
VARIABLE INSURANCE PRODUCTS FUND II           ASSET                                   GRADE
("VIP II FUND") ANNUAL EXPENSES(2)           MANAGER       CONTRAFUND  INDEX 500      BOND
(AS A PERCENTAGE OF AVERAGE NET ASSETS)     PORTFOLIO      PORTFOLIO   PORTFOLIO    PORTFOLIO
    -------------------------------            ----          ----         ----        ----
Management Fees (Investment Advisory
  Fees)............................            0.54%         0.59%        0.24%       0.43%
Other Expenses (after reimbursement)...        0.09%         0.07%        0.04%       0.14%
                                               ----          ----         ----        ----
Total Fund Annual Expenses (after
  reimbursement)(1)................            0.63%         0.66%        0.28%       0.57%

                                             LIMITED
NEUBERGER BERMAN ADVISERS                    MATURITY
MANAGEMENT TRUST ANNUAL EXPENSES(2)            BOND        PARTNERS
(AS A PERCENTAGE OF AVERAGE NET ASSETS)     PORTFOLIO      PORTFOLIO
    -------------------------------            ----          ----
Management Fees (Investment Advisory
  Fees)............................            0.65%         0.78%
Other Expenses.....................            0.11%         0.06%
                                               ----          ----
Total Fund Annual Expenses.........            0.76%         0.84%

                                                          WORLDWIDE   WORLDWIDE    WORLDWIDE
VAN ECK WORLDWIDE INSURANCE                WORLDWIDE        HARD       EMERGING      REAL
TRUST ANNUAL EXPENSES(2)                      BOND         ASSETS       MARKET      ESTATE
(AS A PERCENTAGE OF AVERAGE NET ASSETS)    PORTFOLIO      PORTFOLIO   PORTFOLIO    PORTFOLIO
---------------------------------------  --------------   ---------   ----------   ---------
Management Fees (Investment Advisory
  Fees)............................           1.00%         1.00%        1.00%       1.00%
Other Expenses (after reimbursement)...       0.15%         0.16%        0.50%       0.50%
                                              ----          ----         ----        ----
Total Fund Annual Expenses (after
  reimbursement)(1)................           1.15%         1.16%        1.50%       1.50%


                                              ZERO
MERRILL LYNCH ZERO UST SECURITIES            COUPON
FUND ANNUAL EXPENSES(2)                       2006
(AS A PERCENTAGE OF AVERAGE NET ASSETS)    PORTFOLIO
---------------------------------------  --------------
Management Fees (Investment Advisory
  Fees)............................           0.00%
Other Expenses.....................           0.25%
                                              ----
Total Fund Annual Expenses.........           0.25%


---------------

(1) For certain Portfolios, certain expenses were reimbursed or fees waived during 1998. It is anticipated that expense reimbursement and fee waiver arrangements will continue past the current year. Absent the expense reimbursement, the 1998 Total Annual Expenses would have been 1.36%, for the Market Street Fund All-Pro Small Cap Value Portfolio, 0.58%, for the VIP Fund Equity-Income Portfolio, 0.68%, for the VIP Fund Growth Portfolio, 0.91%, for the VIP Fund Overseas Portfolio, 0.64%, for the VIP II Fund Asset Manager Portfolio, 0.35%, for the VIP II Fund Index 500 Portfolio, 0.70%, for the VIP II Fund Contrafund Portfolio, 1.20%, for the Van Eck Worldwide Hard Assets Portfolio, 1.61%, for the Van Eck Worldwide Emerging Markets Portfolio and 5.32%, for the Van Eck Worldwide Real Estate Portfolio. Similar expense reimbursement and fee waiver arrangements were also in place for the other Portfolios and it is anticipated that such arrangements will continue past the current year. However, no expenses were reimbursed or fees waived during 1998 for these Portfolios because the level of actual expenses and fees never exceeded the thresholds at which the reimbursement and waiver arrangements would have become operative.



(2) The fee and expense information regarding the Funds and the Zero Trust was provided by those Funds and the Trust. The Neuberger Berman Advisers Management Trust, the Alger American Fund, the VIP Fund, the VIP II Fund and the Van Eck WIT are not affiliated with PMLIC.

                    THE COMPANY, SEPARATE ACCOUNTS AND FUNDS

PROVIDENT MUTUAL LIFE INSURANCE COMPANY

     PMLIC is a mutual life insurance company that was organized as a mutual life insurance company under Pennsylvania law in 1865. PMLIC expects to change its name to Provfirst America Life Insurance Company in connection with its conversion into a stock life insurance company that is indirectly controlled by a newly-created mutual holding company called Provident Mutual Holding Company. More information about the pending conversion and the new holding company structure is provided in Appendix C. PMLIC is authorized to transact life insurance and annuity business in Pennsylvania and in 50 other jurisdictions. On December 31, 1998, PMLIC had total assets of approximately $8.7 billion.

     PMLIC is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

THE SEPARATE ACCOUNTS


     The Growth, Money Market, Bond and Zero Coupon Bond Separate Accounts were established by PMLIC as separate investment accounts on October 21, 1985 under the provisions of the Pennsylvania Insurance Law; the Aggressive Growth Separate Account was established on February 21, 1989, the International Separate Account on July 15, 1991 and the Variable Separate Account on June 3, 1993. Each is a separate investment account to which assets are allocated to support the benefits payable under the Policies as well as other variable life insurance policies PMLIC may issue.


     The assets of each Separate Account are owned by PMLIC. However, these assets are held separate from other assets and are not part of PMLIC's General Account. The portion of a Separate Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by Separate Account are not chargeable with liabilities arising out of any other business that PMLIC may conduct. PMLIC may transfer to its General Account any assets of a Separate Account that exceed the reserves and Policy liabilities of that Separate Account (which will always be at least equal to the aggregate Policy Account Value allocated to the Separate Account under the Policies). The income, gains and losses, realized or unrealized, from the assets allocated to a Separate Account are credited to or charged against that Separate Account without regard to other income, gains or losses of PMLIC. PMLIC may accumulate in a Separate Account the accrued charges for mortality and expense risks and investment results attributable to assets representing such charges.

     The Separate Accounts are collectively registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust type of investment company. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Accounts by the SEC. Each Separate Account meets the definition of a "Separate Account" under Federal securities laws.


     The Growth, Money Market, Bond, Aggressive Growth and International Separate Accounts each invest exclusively in a corresponding Portfolio of Market Street Fund, Inc. while the Variable Separate Account has twenty Subaccounts that each invest exclusively in other Portfolios of Market Street Fund, Inc. or in Portfolios of one of the other Funds. The Zero Coupon Bond Separate Account invests in units of the Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A ("Zero Trust").


THE FUNDS


     The Portfolios are each part of one of six series-type mutual fund companies (each, a "Fund"): Market Street Fund, Inc.; Neuberger Berman Advisers Management Trust; The Alger American Fund; Van Eck Worldwide Insurance Trust; Variable Insurance Products Fund; and Variable Insurance Products Fund II. Each of the Funds are registered with the SEC under the 1940 Act as an open-end management investment company. The SEC does not, however, supervise the management or the investment practices and policies of the Funds or their Portfolios. The assets of each Portfolio are separate from the assets of other portfolios of that Fund and each Portfolio has separate investment objectives and policies. Some of the Funds may, in the future, create additional Portfolios. The investment experience of each Separate Account or Subaccount depends on the investment performance of its corresponding Portfolio or the Zero Trust.


     Certain Separate Accounts and Subaccounts invest in portfolios that have similar investment objectives and/or policies; therefore before choosing Separate Accounts or Subaccounts, carefully read the individual prospectuses for the Funds along with this prospectus.

MARKET STREET FUND, INC.

     The Growth, Money Market, Bond, Aggressive Growth and International Separate Accounts and five Subaccounts of the Variable Separate Account invest exclusively in shares of the Market Street Fund, Inc. ("MS Fund"). the MS Fund. The investment objectives of MS Fund's Portfolios are set forth below.

     The Growth Portfolio. The Growth Portfolio seeks intermediate and long-term growth of capital by investing in common stocks of companies believed to offer above-average growth potential over both the intermediate and the long-term. Current income is a secondary consideration.

     The Money Market Portfolio. The Money Market Portfolio seeks to provide maximum current income consistent with capital preservation and liquidity by investing in high-quality money market instruments.

     The Bond Portfolio. The Bond Portfolio seeks to generate a high level of current income consistent with prudent investment risk by investing in a diversified portfolio of marketable debt securities.

     The Managed Portfolio. The Managed Portfolio seeks to realize as a high a level of long-term total rate of return as is consistent with prudent investment risk by investing in stocks, bonds, money market instruments or a combination thereof.

     The Aggressive Growth Portfolio. The Aggressive Growth Portfolio seeks to achieve a high level of long-term capital appreciation by investing in securities of a diverse group of smaller emerging companies.

     The International Portfolio. The International Portfolio seeks long-term growth of capital principally through investments in a diversified portfolio of marketable equity securities of established foreign issuer companies.

     All Pro Large Cap Growth Portfolio. The All Pro Large Cap Growth Portfolio seeks to achieve long-term capital appreciation. The Portfolio pursues its objective by investing primarily in equity securities of companies among the 750 largest by market capitalization at the time of purchase, which the Advisers believe show potential for growth in future earnings.

     All Pro Small Cap Growth Portfolio. The All Pro Small Cap Growth Portfolio seeks to achieve long-term capital appreciation. The Portfolio pursues its objective by investing primarily in equity securities of companies that rank between 751 and 1,750 in size measured by market capitalization at the time of purchase, which the Advisers believe show potential for growth in future earnings.

     All Pro Large Cap Value Portfolio. The All Pro Large Cap Value Portfolio seeks to provide long-term capital appreciation. The Portfolio attempts to achieve this objective by investing primarily in undervalued equity securities of companies among the 750 largest by market capitalizations at the time of purchase that the Advisers believe offer above-average potential for growth in future earnings.

     All Pro Small Cap Value Portfolio. The All Pro Small Cap Value Portfolio seeks to provide long-term capital appreciation. The Portfolio pursues this objective by investing primarily in undervalued equity securities of companies that rank between 751 and 1,750 in size measured by market capitalization at the time of purchase, which the Advisers believe offer above-average potential for growth in future earnings.

     With respect to the Growth, Money Market, Bond, Managed and Aggressive Growth Portfolios, the Fund is advised by Sentinel Advisors Company (SAC), which is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. As compensation for its services, SAC receives monthly compensation as follows:

          Growth Portfolio -- 0.50% of the first $20 million of the average daily net assets of the Growth Portfolio, 0.40% of the next $20 million of the average daily net assets of the portfolio, and 0.30% of the average daily net assets in excess of $40 million.

          Money Market Portfolio -- 0.25% of the average daily net assets of the portfolio.

          Bond Portfolio -- 0.35% of the first $100 million of the average daily net assets of the portfolio and 0.30% of the average daily net assets in excess of $100 million.


          Managed Portfolio -- 0.40% of the first $100 million of the average daily net assets of the portfolio and 0.35% of the average daily net assets in excess of $100 million.


          Aggressive Growth Portfolio -- 0.50% of the first $20 million of the average daily net assets of the portfolio, 0.40% of the next $20 million of the average daily net assets of the portfolio and 0.30% of the average daily net assets in excess of $40 million.

     With respect to the International Portfolio, MS Fund is advised by Providentmutual Investment Management Company ("PIMC") which receives monthly compensation at an effective annual rate of 0.75% of the first $500 million of the average daily net assets of the portfolio and 0.60% of the average daily net assets in excess of $500 million. PIMC has employed The Boston Company Asset Management, Inc. ("Boston Company") to provide investment subadvisory services in connection with the Portfolio. As compensation for the investment advisory services rendered, PIMC pays The Boston Company a monthly fee at an effective rate of 0.375% of the first $500 million of the average daily net assets of the portfolio and 0.30% of the average daily net assets in excess of $500 million.

     PIMC serves as investment adviser for the All Pro Portfolios. As compensation for its services, PIMC receives .70% of the daily net assets of the All Pro Large Cap Growth and All Pro Large Cap Value Portfolios, and .90% of the daily net assets of the All Pro Small Cap Growth and All Pro Small Cap Value Portfolios. PIMC uses a "manager of managers" approach for the All Pro Portfolios under which PIMC allocates each Portfolio's assets among one or more "specialist" investment sub-advisers. Additionally, PIMC has retained Wilshire Associates Incorporated ("Wilshire") to assist it in identifying potential sub-advisers and performing the quantitative analysis necessary to assess such sub-advisers' styles and performance. As compensation for these services, PIMC pays Wilshire from its investment advisory fees, .05% of the average daily net assets of the All Pro Portfolios.

     All Pro Large Cap Growth. As of the date of this prospectus, the assets of the All Pro Large Cap Growth Portfolio are managed in part by Cohen, Klingenstein & Marks, Inc. ("CKM") and in part by Geewax, Terker & Co. ("Geewax"); pursuant to separate investment sub-advisory agreements. As compensation for their services PIMC pays from its investment advisory fees the following percentages of the daily net assets of the Portfolio: CKM -- .35%.; Geewax -- .30%.

     All Pro Small Cap Growth. As of the date of this prospectus, the assets of the All Pro Small Cap Growth Portfolio are managed in part by Standish, Ayer & Wood ("SAW"), and in part by Husic Capital Management ("Husic"), pursuant to separate investment sub-advisory agreements. As compensation for their services, PIMC pays from its investment advisory fees the following percentages of the daily net assets of the Portfolio: SAW -- .50%; Husic -- .50%.

     All Pro Large Cap Value. As of the date of this prospectus, the assets of the All Pro Large Cap Value Portfolio are managed in part by Equinox Capital Management, Inc. ("Equinox"); in part by Harris Associates, Inc. ("Harris"); and in part by Mellon Equity Associates ("Mellon"), pursuant to separate investment sub-advisory agreements. As compensation for their services PIMC pays from its investment advisory fees the following percentages of the daily net assets of the Portfolio: Equinox -- .25% of the first

$50 million of assets and .23% of the remaining assets; Harris -- .65% of the first $50 million of assets, .60% of the next $50 million of assets and .55% of the remaining assets; Mellon -- .20%.

     All Pro Small Cap Value. As of the date of this prospectus, the assets of the All Pro Small Cap Value Portfolio are managed in part by 1838 Investment Advisors ("1838") and in part by Denver Investment Advisors ("DIA"), pursuant to separate investment sub-advisory agreements. As compensation for their services, PIMC pays from its investment advisory fees the following percentages of the daily net assets of the Portfolio: 1838 -- .55%; DIA -- .75% of the first $25 million of assets and .65% on the remaining assets.

     In addition to the fee for the investment advisory services, MS Fund pays its own expenses generally, including brokerage costs, administrative costs, custodial costs, and legal, accounting and printing costs. However, PMLIC has entered into an agreement with the Fund whereby it will reimburse the Fund for all ordinary operating expenses, excluding advisory fees in excess of an annual rate of 0.40% of the average daily net assets of each portfolio except the International Portfolio, and 0.75% for the International Portfolio. It is anticipated that this agreement will continue; if it is terminated, Fund expenses may increase.

     A more complete description of MS Fund, including the investment objectives, policies and risks of each Portfolio, is contained in the prospectus for the MS Fund, which accompanies this Prospectus.


THE STRIPPED ("ZERO") U.S. TREASURY SECURITIES FUND, PROVIDENT MUTUAL SERIES A



     The Zero Coupon Bond Separate Account invests in units of The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A, a unit investment trust registered with the SEC as such under the 1940 Act. The Zero Coupon Trust consists of one series with a maturity date of February 15, 2006. The objective of the Trust is to provide safety of capital and a high yield to maturity through investment in the fixed series consisting primarily of debt obligations issued by the United States of America that have been stripped of their unmatured interest coupons, coupons stripped from debt obligations of the United States, and receipts and certificates for such stripped debt obligations and coupons. A brief summary of the securities purchased by the Trust is set forth below. More detailed information may be found in the current Prospectus for the Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A which accompanies this Prospectus.



     Since the U.S. Treasury securities have been stripped of their unmatured interests coupons, they are purchased at a deep discount. If held to maturity, the amounts invested by the Zero Trust would grow to the face value of the U.S. Treasury securities and therefore, a compound rate of growth to maturity could be determined for the Trust units at the time of purchase. The rate of return experienced by Policy Owners however is lower due to the deduction of certain charges described under "Charges Against the Separate Accounts," especially the charge for mortality and expense risks and the transaction charge against the Zero Coupon Bond Separate Account. Because the value of the Zero Trust's units vary on a daily basis to reflect market values, no net rate of return can be calculated prospectively for units not held until maturity.



     Merrill Lynch, Pierce, Fenner & Smith Incorporated (MLPFS) serves as Sponsor for the Zero Coupon Trust. Because the series invests in a fixed portfolio, there is no investment manager. As Sponsor, MLPFS sells units of the Zero Trust to the Zero Coupon Bond Separate Account. The price of these units includes a transaction charge which is not paid by the Zero Coupon Bond Separate Account upon acquisition. Rather, the transaction charge is paid directly by PMLIC to MLPFS out of PMLIC's General Account assets. The amount of the transaction charge paid is limited by agreement between PMLIC and MLPFS and will not be greater than that ordinarily paid by a dealer for similar securities. PMLIC is reimbursed for the transaction charge paid through a daily asset charge which is made against the assets of the Sub-Accounts. (See "Asset Charge Against Zero Coupon Bond Separate Account").



     Units of the Zero Coupon Trust are disposed of to the extent necessary for PMLIC to provide benefits and make reallocations under the Policies. MLPFS intends, but is not contractually obligated, to maintain a secondary market in Trust units. As long as a secondary market exists, PMLIC will sell such units to MLPFS at the Sponsor's repurchase price. Otherwise, units will be redeemed at the Trust's redemption price, which is typically a lower amount.



     Thirty days prior to the maturity date of the securities contained in a series of the Zero Trust, an Owner who has allocated Net Premiums to the Zero Coupon Bond Separate Account investing in that series will be notified and given the opportunity to select the account or Subaccount into which the Policy Account Value attributable thereto should be reallocated. If no instructions are received from the Owner by PMLIC within the 30-day period, the amount in the Zero Coupon Bond Separate Account will be transferred to the Money Market Separate Account.


THE ALGER AMERICAN FUND

     The Alger American Small Capitalization Subaccount invests exclusively in shares of the corresponding Portfolio of The Alger American Fund ("Alger American").

     Alger American Small Capitalization Portfolio. This Portfolio seeks long-term capital appreciation by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace.

     The investment adviser for the Alger American Small Capitalization Portfolio is Fred Alger Management, Inc. ("Alger Management"), which is registered with the SEC as an Investment Adviser under the Investment Advisors Act of 1940. As compensation for its services, Alger Management receives a fee at the end of each month at an annual rate of .85% of the average net assets of the Alger American Small Capitalization Portfolio.

     A more complete description of Alger American and the Alger American Small Capitalization Portfolio, including the Portfolio's investment objectives, policies and risks, is contained in the prospectus for Alger American which accompanies this Prospectus.

VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II

     Eight Subaccounts invest exclusively in shares of Portfolios of the Variable Insurance Products Fund (the "VIP Fund") or of the Variable Insurance Products Fund II (the "VIP II Fund"). The investment objectives of the Portfolios of the VIP Fund and the VIP II Fund in which these Subaccounts invest are set forth below.

  VIP Fund

     VIP Equity-Income Portfolio. This Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the VIP Equity-Income Portfolio considers the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield of the securities comprising the Standard and Poor's 500 Composite Stock Price Index.

     VIP Growth Portfolio. This Portfolio seeks to achieve capital appreciation. The VIP Growth Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

     VIP High Income Portfolio. This Portfolio seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital.

     VIP Overseas Portfolio. This Portfolio seeks long term growth of capital primarily through investments in foreign securities. The VIP Overseas Portfolio provides a means for diversification by participating in companies and economies outside of the United States.

  VIP II Fund

     VIP II Asset Manager Portfolio. This Portfolio seeks to obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments.

     VIP II Contrafund Portfolio. This Portfolio seeks capital appreciation by investing in securities of companies where value is not fully recognized by the public.

     VIP II Index 500 Portfolio. This Portfolio seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of a broad range of common stocks publicly traded in the United States. In seeking this objective, the VIP II Index 500 Portfolio attempts to duplicate the composition and total return of the Standard and Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low. The Portfolio is designed as a long-term investment option.

     Investment Grade Bond Portfolio. This Portfolio seeks high current income by investing in investment grade debt securities.


     The VIP Equity-Income, VIP Growth, VIP High Income, and VIP Overseas Portfolios of the VIP Fund and the VIP II Asset Manager, VIP II Contrafund, VIP II Index 500 and VIP II Investment Grade Bond Portfolios of the VIP II Fund are managed by Fidelity Management & Research Company ("FMR"). For managing its investments and business affairs, each Portfolio pays FMR a monthly fee.



     For the VIP Equity-Income, VIP Growth, VIP Overseas, VIP II Contrafund and VIP II Asset Manager Portfolios, the annual fee rate is the sum of two components:


          1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52% and it drops (to as low as a marginal rate of 0.30% when average group assets exceed $174 billion) as total assets in all these funds rise.

          2. An individual fund fee rate of 0.20% for the VIP Equity-Income Portfolio, 0.30% for the VIP Contrafund, VIP Growth and VIP II Asset Manager Portfolios and 0.45% for the VIP Overseas Portfolio.

     One-twelfth of the combined annual fee rate is applied to each Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.

     The VIP II Index 500 Portfolio pays FMR a monthly management fee at the annual rate of 0.28% of the Portfolio's average net assets. One-twelfth of this annual fee rate is applied to the net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.


     For the VIP High Income and VIP II Investment Grade Bond Portfolios, the annual fee rate is the sum of two components:


          1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops (to as low as a marginal rate of 0.14%) as total assets in all these funds rise.


          2. An individual fund fee rate of 0.45% for the VIP High Income Portfolio and 0.30% for the VIP II Investment Grade Bond Portfolio.


     One twelfth of the combined annual fee rate is applied to the Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.

     On behalf of the VIP II Asset Manager Portfolio and the VIP II Contrafund Portfolio, FMR has entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc. ("FMR (U.K.)") and Fidelity Management & Research (Far
East) Inc. ("FMR Far East"), pursuant to which these entities provide research and investment recommendations with respect to companies based outside the United States. FMR (U.K.) primarily focuses on companies based in Europe while FMR Far East focuses primarily on companies based in Asia and the Pacific Basin. Under the sub-advisory agreements,

FMR and not the Portfolios pay FMR (U.K.) and FMR Far East fees equal to 110% and 105%, respectively, of each sub-advisor's costs incurred in connection with its sub-advisory agreement.


     On behalf of the VIP Overseas Portfolio, FMR has entered into sub-advisory agreements with FMR (U.K.), FMR Far East, and Fidelity International Investment Advisors ("FIIA"). FIIA, in turn, has entered into a sub-advisory agreement with its wholly owned subsidiary Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.). Under the sub-advisory agreements, FMR may receive investment advice and research services with respect to companies based outside the U.S. and may grant them investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the Portfolio.

     Currently, FMR (U.K.), FMR Far East, FIIA and FIIAL U.K. each focus on investment opportunities in countries other than the U.S., including countries in Europe, Asia and the Pacific Basin.

     Under the sub-advisory agreements FMR pays the fees of FMR (U.K.), FMR Far East, and FIIA. FIIA, in turn, pays the fees of FIIAL U.K.

     For providing investment advice and research services the sub-advisors are compensated as follows:

     - FMR pays FMR (U.K.) and FMR Far East fees equal to 110% and 105%, respectively, of FMR (U.K.)'s and FMR Far East's costs incurred in connection with providing investment advice and research services.

     - FMR pays FIIA 30% of its monthly management fee with respect to the average market value of investments held by the Portfolio for which FIIA has provided FMR with investment advice.

     - FIIA pays FIIAL U.K. a fee equal to 110% of FIIAL U.K.'s costs incurred in connection with providing investment advice and research services.

     For providing investment management services, the sub-advisors are compensated according to the following formulas:

     - FMR pays FMR (U.K.), FMR Far East, and FIIA 50% of its monthly management fee with respect to the Portfolio's average net assets managed by the sub-advisor on a discretionary basis.

     - FIIA pays FIIAL U.K. 110% of FIIAL U.K.'s costs incurred in connection with providing investment management.

     Each Portfolio utilizes Fidelity Investments Institutional Operations Company ("FIIOC"), an affiliate of FMR, to maintain the master accounts of the participating insurance companies. Under the transfer agent agreement with FIIOC, each Portfolio pays fees based on the type, size, and number of accounts in each Portfolio and the number of transactions made by shareholders of each Portfolio.

     Each Portfolio also has an agreement with Fidelity Service Co. ("Service"), an affiliate of FMR under which each Portfolio pays Service to calculate its daily share prices and to maintain the portfolio and general accounting records of each Portfolio and to administer each Portfolio's securities lending program. The fees for pricing and bookkeeping services are based on each Portfolio's average net assets but must fall within a range of $45,000 to $750,000. The fees for securities lending services are based on the number and duration of individual securities loans.

     FMR may, from time to time, agree to reimburse a Portfolio for management fees and other expenses above a specified percentage of average net assets. Reimbursement arrangements, which may be terminated at any time without notice, will increase a Portfolio's yield. If FMR discontinues a reimbursement arrangement, each Portfolio's expenses will go up and its yield will be reduced. FMR retains the right to be repaid by a Portfolio for expense reimbursements if expenses fall below the limit prior to the end of a fiscal year. Repayment by a Portfolio will lower its yield. FMR has voluntarily agreed to reimburse the management fees and all other expenses (excluding taxes, interest and extraordinary expenses) in excess of 1.50% of the average net assets of the VIP Equity-Income and VIP Growth

Portfolios, 1.25% of the average net assets of the VIP II Asset Manager Portfolio and 0.28% of the average net assets of the VIP II Index 500 Portfolio.

     A more complete description of the VIP Fund and the VIP II Fund, including the investment of objectives, policies and risks of its Portfolios, is contained in the prospectuses for the VIP Fund and VIP II Fund which accompany this Prospectus.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

     The Neuberger Berman Limited Maturity Bond and Partners Subaccounts invest exclusively in shares of corresponding Portfolios of the Neuberger & Berman Advisers Management Trust ("AMT").

     Each Portfolio of AMT invests all of its net investable assets in its corresponding Series (each, a "Series") of Advisers Managers Trust ("Managers Trust"), an open-end management investment company. Each Series invests in securities in accordance with an investment objective, policies and limitations identical to those of its corresponding Portfolio. This "master/feeder fund" structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. For more information regarding this structure, see the prospectus for AMT.

     In that the investment objective of each Portfolio matches that of its corresponding Series, the following describes the investment objective of each Series underlying the Portfolio of AMT in which the Separate Accounts will invest. The investment objectives of the Portfolios of AMT in which the Separate Accounts will invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of its corresponding Portfolio and Series. There is no assurance that any Portfolio (or the corresponding series) will achieve its stated objective.

     Limited Maturity Bond Portfolio. The Series corresponding to this Portfolio seeks the highest current income consistent with low risk to principal and liquidity and secondarily, total return, through investment in short to intermediate term debt securities, primarily investment grade.

     Partners Portfolio. The Series corresponding to this Portfolio seeks capital growth through investment in common stocks and other equity securities of medium to large capitalization established companies.

     The Investment Adviser for the Series of Managers Trust corresponding to the Limited Maturity Bond and Partners Portfolios of AMT is Neuberger Berman Management Incorporated ("NB Management"). As compensation for its services, NB Management receives a monthly fee from AMT at the following percentages of daily net assets of the corresponding Portfolio: Limited Maturity Bond
Portfolio -- 0.25% of first $500 million, 0.225% of next $500 million, 0.20% of next $500 million, 0.175% of next $500 million and 0.15% of over $2 billion; Partners Portfolio -- 0.55% of first $250 million, 0.525% of next $250 million, 0.50% of next $250 million, 0.475 of next $250 million, 0.45% of next $500 million, and 0.425% of over $1.5 billion.

     A more complete description of AMT, including the investment objectives, policies and risks of the available Portfolios, is contained in the prospectuses for the Limited Maturity Bond and Partners Portfolios of AMT, which accompany this Prospectus.

VAN ECK WORLDWIDE INSURANCE TRUST

     Four Subaccounts invest exclusively in shares of corresponding Portfolios of Van Eck Worldwide Insurance ("Van Eck Trust"). The investment objectives of the Portfolios of Van Eck Trust are set forth below.

     Van Eck Worldwide Hard Assets Portfolio. This Portfolio seeks long-term capital appreciation by investing globally, primarily in "Hard Assets Securities". Hard Assets Securities include equity securities of Hard Asset Companies and securities, including structured notes, whose value is linked to the price of a Hard Asset commodity or a commodity index. Hard Asset Companies include companies that are directly or indirectly engaged to a significant extent in the exploration, development, production or distribution of one or more of the following (together, Hard Assets); (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, petrochemicals or other hydrocarbons, (iv) forest products, (v) real estate and (vi) other basic non-agricultural commodities. Income is a secondary consideration.

     Van Eck Worldwide Bond Portfolio. This Portfolio seeks high total return through a flexible policy of investing globally, primarily in debt securities.

     Van Eck Worldwide Emerging Markets Portfolio. This Portfolio seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

     Van Eck Worldwide Real Estate Portfolio. This Portfolio seeks to maximize total return by investing primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets.

     The investment adviser for the Van Eck Worldwide Hard Assets, Van Eck Worldwide Bond and Van Eck Worldwide Real Estate Portfolios is Van Eck Associates Corporation ("Van Eck Associates"). The investment adviser for the Van Eck Worldwide Emerging Markets Portfolio is Van Eck Global Asset Management
(Asia) Limited, a wholly-owned investment adviser subsidiary of Van Eck Associates. As compensation for its services to the Worldwide Hard Assets and Worldwide Bond Portfolios, Van Eck Associates receives a monthly fee at an annual rate of 1.0% of the first $500 million of the average daily net assets of the Portfolios, 0.90% of the next $250 million of the daily net assets of the Portfolios, and 0.70% of the average daily net assets of the Portfolios in excess of $750 million. As compensation for its services to the Worldwide Emerging Markets and Van Eck Worldwide Real Estate Portfolios, Van Eck Associates or its affiliate receives a monthly fee at an annual rate of 1.00% of the Portfolio's average daily net assets.

     A more complete description of Van Eck Trust, including the investment objectives, policies and risks of the available Portfolios, is contained in the Prospectus for the Trust which accompanies this Prospectus.

ADDITIONAL INFORMATION ABOUT THE FUNDS AND PORTFOLIOS

NO ONE CAN ASSURE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVES AND POLICIES.

     More detailed information concerning the investment objectives, policies and restrictions of the Portfolios, the expenses of the Portfolios, the risks attendant to investing in the Portfolios and other aspects of the Funds' operations can be found in the current prospectus for each Fund that accompanies this prospectus and the current Statement of Additional Information for the Funds. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of Net Premium Payments or transfers of Policy Account Value among the Separate Accounts or Subaccounts.

     Not all of the Portfolios described in the prospectuses for the Funds are available with the Policy. Moreover, PMLIC cannot guarantee that each Portfolio will always be available for the Policies, but in the unlikely event that a Portfolio is not available, PMLIC will take reasonable steps to secure the availability of a comparable portfolio. Shares of each Fund are purchased and redeemed at net asset value, without a sales charge.

     PMLIC has entered into agreements with the investment advisers of several of the Funds pursuant to which each such investment adviser will pay PMLIC a servicing fee based upon an annual percentage of the average aggregate net assets invested by PMLIC on behalf of the Separate Accounts. These agreements reflect administrative services provided to the Funds by PMLIC. Payments of such amounts by an adviser will not increase the fees paid by the Portfolios or their shareholders.

     Shares of the Funds are sold to separate accounts of insurance companies that are not affiliated with PMLIC or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners, whose Policy Account Values are allocated to the Separate Accounts or Subaccounts, and of owners of other contracts or policies whose values are allocated to one or more other separate accounts investing in any one of the Portfolios. Shares of some of the Funds may also be sold directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, PMLIC will consider what action may be appropriate, including removing the Portfolio as in investment option under the Policies or replacing the Portfolio with another Portfolio. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

                   DETAILED DESCRIPTION OF POLICY PROVISIONS

DEATH BENEFIT

     General. As long as the Policy remains in force, the Insurance Proceeds of the Policy will, upon due proof of the Insured's death (and fulfillment of certain other requirements), be paid to the Beneficiary in accordance with the designated Death Benefit Option. The Insurance Proceeds will be determined as of the date of the Insured's death and will be equal to:

          1.  the Death Benefit;

          2. plus any additional benefits due under a supplementary benefit rider attached to the Policy;

          3.  less any loan and accrued loan interest on the Policy;

          4. less any overdue deductions if the death of the Insured occurs during the Grace Period.

     The Insurance Proceeds may be paid in cash or under one of the Settlement Options set forth in the Policy.

     Death Benefit Options.  The Policy provides two Death Benefit Options:
Option A and Option B. The Owner designates the Death Benefit Option in the application and may change it as described in "Change in Death Benefit Option." Under either Option, the duration of the Death Benefit coverage depends upon the Policy's Net Cash Surrender Value. (See "Policy Duration.")

     Option A. The Death Benefit is equal to the greater of: (a) the Face Amount of the Policy and (b) the Policy Account Value on the Valuation Date on or next following the Insured's date of death multiplied by the specified percentage shown in the table below:


  ATTAINED AGE  PERCENTAGE  ATTAINED AGE   PERCENTAGE
  ------------  ----------  -------------  ----------
  40 and under     250%          60           130%
       45          215%          65           120%
       50          185%          70           115%
       55          150%     75 through 90     105%
                                 95           100%


For Attained Ages not shown, the percentages will decrease by a ratable portion for each full year.

     Illustration of Option A -- For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.


     Under Option A, a Policy with a Face Amount of $500,000 will generally pay a Death Benefit of $500,000. The specified percentage for an Insured under Attained Age 40 on the Policy Anniversary prior to the date of death is 250%. Because the Death Benefit must be equal to or be greater than 2.50 times the Policy Account Value, any time the Policy Account Value exceeds $200,000 the Death Benefit will exceed the Face Amount. Each additional dollar added to the Policy Account Value will increase the Death Benefit by $2.50. Thus, a 35 year old Insured with a Policy Account Value of $250,000 will have a Death Benefit of $625,000 (2.50 x $250,000); a Policy Account Value of $300,000 will yield a Death Benefit of $750,000 (2.50 x $300,000); a Policy Account Value of $400,000 will yield a Death Benefit of $1,000,000 (2.50 x $400,000).



     Similarly, any time the Policy Account Value exceeds $200,000, each dollar taken out of the Policy Account Value will reduce the Death Benefit by $2.50. If at any time, however, the Policy Account Value multiplied by the specified percentage is less than the Face Amount, the Death Benefit will be the Face Amount of the Policy.


     Option B. The Death Benefit is equal to the greater of: (a) the Face Amount of the Policy plus the Policy Account Value and (b) the Policy Account Value multiplied by the specified percentage shown in the table above. (The Policy Account Value in each case is determined on the Valuation Day on or next following the Insured's date of death.)

     Illustration of Option B -- For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no outstanding Policy loan.


     Under Option B, a Policy with a Face Amount of $500,000 will generally pay a Death Benefit of $500,000 plus the Policy Account Value. Thus, for example, a Policy with a $50,000 Policy Account Value will have a Death Benefit of $550,000 ($500,000 plus $50,000); a Policy Account Value of $100,000 will yield a Death Benefit of $600,000; and a policy account value of $250,000 will yield a Death Benefit of $750,000. Since the specified percentage is 250%, the Death Benefit will be at least 2.50 times the Policy Account Value. As a result, if the Policy Account Value exceeds $333,333, the Death Benefit will be greater than the Face Amount plus the Policy Account Value. Each additional dollar added to the Policy Account Value above $333,333 will increase the Death Benefit by $2.50. An Insured with a Policy Account Value of $350,000 will therefore have a Death Benefit of $875,000 (2.50 x $350,000); a Policy Account Value of $400,000 will yield a Death Benefit of $875,000 (2.50 x $300,000); and a Policy Account Value of $500,000 will yield a Death Benefit of $1,250,000 (2.50 x $500,000).
Similarly, any time the Policy Account Value exceeds $333,333, each dollar taken out of the Policy Account Value will reduce the Death Benefit by $2.50. If at any time, however, the Policy Account Value multiplied by the applicable percentage is less than the Face Amount plus the Policy Account Value, the Death Benefit will be the Face Amount plus the Policy Account Value.


     Which Death Benefit Option to Choose. If an Owner prefers to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, the Owner should choose Option B. If an Owner is satisfied with the amount of the Insured's existing insurance coverage and prefers to have premium payments and favorable investment performance reflected to the maximum extent in the Policy Account Value, the Owner should choose Option A.

     Change in Death Benefit Option. After the first Policy Year or 12 months after a Face Amount increase, at any time while the Policy is in force, the Owner may change the Death Benefit Option in effect by sending PMLIC a completed application for change. No charges will be imposed to make a change in the Death Benefit Option. The effective date of any such change will be the Policy Processing Day on or next following the date PMLIC receives the completed application for change.


     If the Death Benefit Option is changed from Option A to Option B, on the effective date of the change, the Death Benefit will not change and the Face Amount will be decreased by the Policy Account Value on that date. However, this change may not be made if it would reduce the Face Amount to less than the Minimum Face Amount.


     If the Death Benefit Option is changed from Option B to Option A, on the effective date of the change, the Death Benefit will not change and the Face Amount will be increased by the Policy Account Value on that date.

     A change in the Death Benefit Option may affect the Net Amount at Risk over time which, in turn, would affect the monthly Cost of Insurance Charge. Changing from Option A to Option B will generally result in a Net Amount at Risk that remains level. Such a change will result in a relative increase in the cost of insurance charges over time because the Net Amount at Risk will, unless the Death Benefit is based on the applicable percentage of Policy Account Value, remain level rather than decreasing as the Policy Account Value increases. Unless the Death Benefit is based on the applicable percentage of Policy Account Value, changing from Option B to Option A will, if the Policy Account Value increases, decrease the Net Amount at Risk over time, thereby reducing the cost of insurance charge.


     The effects of these Death Benefit Option changes on the Face Amount, Death Benefit and Net Amount at Risk can be illustrated as follows. Assume that a contract under Option A has a Face Amount of $1,000,000 and a Policy Account Value of $100,000 and, therefore, a Death Benefit of $1,000,000 and a Net Amount at Risk of $900,000 ($1,000,000 - $100,000). If the Death Benefit Option is changed from

Option A to Option B, the Face Amount will decrease from $1,000,000 to $900,000 and the Death Benefit and Net Amount at Risk would remain the same. Assume that a contract under Option B has a Face Amount of $500,000 and a Policy Account Value of $50,000 and, therefore, the Death Benefit is $550,000
($500,000 - $50,000) and a Net Amount at Risk of $500,000 ($550,000 - $50,000).
If the Death Benefit Option is changed from Option B to Option A, the Face Amount will increase to $550,000, and the Death Benefit and Net Amount at Risk would remain the same.


     If a change in the Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, PMLIC will not effect the change.

     A change in the Death Benefit Option may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits.")

     How the Death Benefit May Vary. The amount of the Death Benefit may vary with the Policy Account Value. The Death Benefit under Option A will vary with the Policy Account Value whenever the specified percentage of Policy Account Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Policy Account Value because the Death Benefit equals the greater of (a) the Face Amount plus the Policy Account Value and (b) the Policy Account Value multiplied by the specified percentage.

ABILITY TO ADJUST FACE AMOUNT

     Subject to certain limitations, an Owner may generally, at any time after the first Policy Year, increase or decrease the Policy's Face Amount by submitting a written application to PMLIC. The effective date of the increase or decrease will be the Policy Processing Day on or next following PMLIC's approval of the request. An increase or decrease in Face Amount may have tax consequences. (See "Tax Treatment of Policy Benefits.") The effect of changes in Face Amount on Policy charges, as well as other considerations, are described below.


     Increase. A request for an increase in Face Amount may not be for less than $100,000 (or such lesser amount required in a particular state). The Owner may not increase the Face Amount after the Insured's Attained Age 75 or if the Face Amount was increased during the prior 12-month period. To obtain the increase, the Owner must submit an application for the increase and provide evidence satisfactory to PMLIC of the Insured's insurability.


     On the effective date of an increase, and taking the increase into account, the Net Cash Surrender Value must be equal to the Monthly Deductions then due and the expense charge for the increase in Face Amount. If the Net Cash Surrender Value is not sufficient, the increase will not take effect until the Owner makes a sufficient additional premium payment to increase the Net Cash Surrender Value.

     An increase in the Face Amount will generally affect the total Net Amount at Risk which will increase the monthly Cost of Insurance Charges. An increase in Face Amount will increase the amount of any Additional Surrender Charge. A Face Amount increase expense charge will also be deducted. (See "Face Amount Increase Charge.") In addition, different cost of insurance rates may apply to the increase in insurance coverage. (See "Monthly Deductions.")


     After increasing the Face Amount, the Owner will have the right: (a) during the Free-Look Period following the effective date of the increase, to have the increase canceled and receive a credit or refund equal to the Cost of Insurance Charge and the increase charge deducted for the increase; and (b) during the first 24 months following the increase, to exchange the increase in Face Amount for a fixed benefit permanent life insurance policy issued by PMLIC. (See "Transfers of Policy Account Value.")



     Decrease. The amount of a Face Amount decrease must be for at least $100,000 (or such lesser amount required in a particular state). During Policy Years 2 through 10 the Face Amount after any decrease may not be less than the minimum Initial Face Amount for a newly issued policy. After the 10th Policy Year, the Minimum Face Amount is $200,000. A decrease in Face Amount will not be permitted if

\the Face Amount was increased during the prior 12-month period. To the extent a decrease in the Face Amount could result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Code, PMLIC will not effect the decrease.



     A decrease in the Face Amount generally will decrease the total Net Amount at Risk which will decrease an Owner's monthly Cost of Insurance Charges. A decrease in the Face Amount may result in the imposition of a Surrender Charge as of the Policy Processing Day on which the decrease becomes effective. (See "Surrender Charges.")



     Any Surrender Charge applicable to a decrease will be deducted from the Policy Account Value and the remaining Surrender Charge will be reduced by the amount deducted. The Surrender Charge will be deducted from the Separate Accounts and Subaccounts and the Guaranteed Account based on the proportion that the value in such account bears to the total unloaned Policy Account Value.



     For purposes of determining the Cost of Insurance Charge and Surrender Charges, any decrease in the Face Amount will reduce the Face Amount in the following order: (a) the Face Amount provided by the most recent increase; (b) the next most recent increases, successively; and (c) the Initial Face Amount.


INSURANCE PROTECTION

     An Owner may increase or decrease the insurance protection provided by the Policy (i.e., the Net Amount at Risk) in one of several ways, as insurance needs change. These ways include increasing or decreasing the Face Amount, changing the level of premium payments, and by making a partial withdrawal of Net Cash Surrender Value. The consequences of each are summarized below.

     A decrease in Face Amount will decrease the insurance protection. It will not reduce the Policy Account Value, except for the deduction of any surrender charge applicable to the decrease. The Monthly Deductions will generally be correspondingly lower following the decrease.

     An increase in Face Amount will generally increase the amount of insurance protection, depending on the Policy Account Value and specified percentage. If the insurance protection is increased, Monthly Deductions will increase as well.

     Under Death Benefit Option A, until the specified percentage of Policy Account Value exceeds the Face Amount, then (a) if the Owner increases the premium payments from the current level, the amount of insurance protection will generally be reduced, and (b) if the Owner reduced the premium payments from the current level, the amount of insurance protection will generally be increased.

     Under Death Benefit Option B, until the specified percentage of Policy Account Value exceeds the Face Amount plus the Policy Account Value, the level of premium payments will not affect the amount of insurance protection. (However, both the Policy Account Value and Death Benefit will be increased if premium payments are increased and reduced if premium payments are reduced.) Under either Death Benefit Option, if the Death Benefit is the specified percentage of Policy Account Value, then (a) if the Owner increases premium payments from the current level, the amount of insurance protection will increase and (b) if the Owner reduces the premium payments from the current level, the amount of insurance protection will decrease.

     A partial withdrawal of Net Cash Surrender Value will reduce the Death Benefit. If Death Benefit Option A is in effect, the withdrawal will decrease the Policy's Face Amount by the amount withdrawn plus the partial withdrawal expense charge. If Death Benefit Option B is in effect, it will not reduce the amount of insurance protection unless the Death Benefit is based on the specified percentage of Policy Account Value. In this event, however, the decrease in the Death Benefit will be greater than the amount of a withdrawal.

PAYMENT AND ALLOCATION OF PREMIUMS

     Issuance of a Policy. In order to purchase a Policy, an individual must make application to PMLIC through a licensed PMLIC agent who is also a registered representative of 1717 Capital Management

Company ("1717") or a broker/dealer having a Selling Agreement with 1717 or a broker/dealer having a Selling Agreement with such a broker/dealer. If PMLIC accepts the application, a Policy will be issued in consideration of payment of the Minimum Initial Premium set forth in the Policy. The Minimum Face Amount of a Policy under PMLIC's rules is currently $500,000 for Issue Ages 21 and over and $250,000 for Issue Ages under 21. (For Policies issued to residents of New York State, the minimum Face Amount at issue is $2,500,001).



     PMLIC reserves the right to revise its rules from time to time to specify a different Minimum Face Amount for subsequently issued policies. A Policy will be issued only with respect to Insureds who have an Issue Age of 75 or less and who provide PMLIC with satisfactory evidence of insurability. Acceptance is subject to PMLIC's underwriting rules. PMLIC reserves the right to reject an application for any reason permitted by law. (See "Distribution of Policies.")



     At the time the application for a Policy is signed, an applicant can, subject to PMLIC's underwriting rules, obtain temporary insurance protection, pending issuance of the Policy, by answering "no" to the Health Questions of the Temporary Agreement and submitting payment of the Minimum Initial Premium with the Application. The Minimum Initial Premium will equal the Initial Administrative Charge of $300 plus an amount sufficient for the first three Monthly Deductions, increased for any Premium Tax and Surrender Charge. Where Minimum Initial Premium is not submitted with the application, it must be submitted when the Policy is delivered.


     The amount of coverage under the agreement is the lesser of the Face Amount applied for or $500,000. Coverage under the agreement will end on the earliest of: (a) the 90th day from the date of the agreement; (b) the date that insurance takes effect under the Policy; (c) the date a policy, other than as applied for, is offered to the Applicant; or (d) five days from the date PMLIC mails a notice of termination of coverage.


     Amount and Timing of Premiums. The Minimum Initial Premium is due on or before the date the Policy is delivered. No insurance will take effect until the Minimum Initial Premium is paid while the health and other conditions of the Insured stay the same as described in the application. Prior to the Final Policy Date and while the Policy is in force, an Owner may make additional premium payments at any time and in any amount, subject to the limitation set forth below. Each premium payment must be for at least $100. PMLIC may increase this minimum amount upon 90 days written notice to Owners of such increase. Subject to certain limitations described below, an Owner has considerable flexibility in determining the amount and frequency of premium payments.


     At the time of application, each Owner will select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payment. The Owner is entitled to receive a premium reminder notice from PMLIC at the specified interval. The Owner may change the Planned Periodic Premium frequency and amount. Also, under the Automatic Payment Plan, the Owner can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source, rather than being "billed".


     Unless prohibited by a particular state (i.e., New York) any payments made while there is an outstanding Policy loan are considered loan repayments, unless PMLIC is notified in writing that the amount is to be applied as a premium payment. (Payments made under New York Policies will be treated as premium payments and will only be applied as loan repayments if the Owner specifically requests). The Owner is not required to pay the Planned Periodic Premiums in accordance with the specified schedule. The Owner has the flexibility to alter the amount and frequency of premium payments. However, payment of the Planned Periodic Premiums does not guarantee that the Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Net Cash Surrender Value. Thus, even if Planned Periodic Premiums are paid, the Policy may lapse whenever the Net Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges and if a Grace Period expires without an adequate payment by the Owner.

     Premium Limitations. The Code provides for exclusion of the Death Benefit from a Beneficiary's gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed such limits. PMLIC has established procedures to monitor whether aggregate premiums paid under a Policy exceed those limits. If a premium is paid which would result in total premiums exceeding such limits, PMLIC will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. The excess will be refunded. If total premiums do exceed the maximum premium limitations established by the Code, however, the excess of a Policy's Death Benefit over the Policy's Cash Surrender Value should still be excludable from gross income.

     The maximum premium limitations set forth in the Code depend in part upon the amount of the Death Benefit at any time. As a result, any Policy changes which affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, PMLIC will not effect such change. (See "Federal Income Tax Considerations.") PMLIC reserves the right to require satisfactory evidence of insurability before accepting a premium payment that would increase the Net Amount At Risk.

     Allocation of Net Premiums. The Owner indicates in the application how Net Premiums should be allocated among the Separate Accounts, the Subaccounts and/or the Guaranteed Account. The percentages of each Net Premium that may be allocated to any account must be in whole numbers and the sum of the allocation percentages must be 100%. PMLIC allocates the Net Premiums as of the date it receives such premium at its Service Center.

     Where state law requires a refund of premiums paid when a policy is returned under the Free-Look provisions, any premiums received by PMLIC before the expiration of a 15-day period beginning on the later of the Policy Issue Date or the date PMLIC receives the Minimum Initial Premium, which are to be allocated to the Separate Accounts or Subaccounts are allocated to the Money Market Separate Account. At the end of the 15-day period, Policy Account Value in the Money Market Separate Account is allocated among the Separate Accounts and Subaccounts based on the proportion that the allocation percentage for such Separate Account or Subaccount bears to the sum of the Separate Account or Subaccounts premium allocation percentages. All other Net Premiums are allocated based on the allocation percentages then in effect. The allocation schedules may be changed at any time by providing PMLIC with written notice.


     The values of the Separate Accounts and Subaccounts will vary with their investment experience and the Owner bears the entire investment risk. Owners should periodically review their allocation schedule in light of market conditions and the Owner's overall financial objectives.


POLICY ACCOUNT VALUE

     The Policy Account Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Separate Accounts, the Subaccounts, the Guaranteed Account and the Loan Account. The Policy Account Value minus any applicable Surrender Charge or Additional Surrender Charge is the Cash Surrender Value.


     The Policy Account Value and Cash Surrender Value will reflect the investment performance of the chosen Separate Accounts and Subaccounts, the crediting of interest for the Guaranteed Account and the Loan Account, any Net Premiums paid, any transfers, any partial withdrawals, any loans, any loan repayments, any loan interest paid, and any charges assessed in connection with the Policy.


     Calculation of Policy Account Value. The Policy Account Value is determined first on the Policy Date and thereafter at the close of each Valuation Day. On the Policy Date, the Policy Account Value equals the Net Premiums received less any Monthly Deductions on the Policy Date. On each Valuation Day after the Policy Date, the Policy Account Value is:

          1. Policy Account Value in each Separate Account or Subaccount, determined by multiplying the number of units of the Separate Account or Subaccount by the Separate Account or Subaccount's Unit Value on that date;

          2.  Policy Account Value in the Guaranteed Account; plus

          3.  Policy Account Value in the Loan Account.


     Determination of Number of Units. Allocated Net Premiums, or Policy Account Value transferred to a Separate Account or Subaccount are used to purchase units of that Separate Account or Subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units of a Separate Account or Subaccount at any time equals the number of units purchased minus the number of units redeemed up to such time. For each Separate Account or Subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.


     Determination of Unit Value. The unit value of a Separate Account or Subaccount on any Valuation Day is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that Separate Account or Subaccount on that Valuation Day.

     Net Investment Factor. The Net Investment Factor for each Separate Account or Subaccount measures the investment performance of that Separate Account or Subaccount. The factor increases to reflect investment income and capital gains, realized and unrealized, for the shares of the underlying Portfolio. The factor decreases to reflect any capital losses, realized or unrealized, for the shares of the underlying Portfolio as well as the asset charge for mortality and expense risks.


     The asset charge for mortality and expense risks and the transaction charge for the Zero Coupon Separate Account will be deducted in determining the applicable Net Investment Factor.


POLICY DURATION


     Policy Lapse. The Policy will remain in force as long as the Net Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and other charges under the Policy. When the Net Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by the Owner, the Policy will lapse and terminate without value.



     The Policy provides for a 61-day Grace Period that is measured from the date on which notice is sent by PMLIC indicating that the Grace Period has begun. Thus, the Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. To prevent lapse, the Owner must, during the Grace Period, make a premium payment sufficient to increase the net cash surrender value to an amount sufficient to cover any unpaid Monthly Deductions. The notice sent by PMLIC will specify the payment required to keep the Policy in force.


     Reinstatement. A Policy that lapses may be reinstated at any time within three years (or longer period required in a particular state) after the expiration of the Grace Period and before the Final Policy Date by submitting evidence of the Insured's insurability satisfactory to PMLIC and payment of an amount sufficient to keep the Policy in force for at least three months following the date that the reinstatement application is approved. Upon reinstatement, the Policy Account Value is based upon the premium paid to reinstate the Policy. A reinstated Policy has the same Policy Date as it had prior to the lapse.

TRANSFERS OF POLICY ACCOUNT VALUE

     Transfers. The Owner may transfer the Policy Account Value between and among the Separate Accounts or Subaccounts and the Guaranteed Account by making a written transfer request to PMLIC.

The amount transferred must be at least $1,000, unless the total value in an account is less than $1,000, in which case the entire amount may be transferred.


     After twelve transfers have been made in any Policy Year, a $25 transfer charge will be deducted from each transfer during the remainder of such Policy Year. All transfers included in a single written request are treated as one transfer. Transfers are made as of the date PMLIC receives a written request at its Service Center. Transfers resulting from Policy loans, the exercise of exchange privileges, the reallocation from the Money Market Separate Account following the 15-day period after the Issue Date, Dollar Cost Averaging and Automatic Asset Rebalancing are not subject to a transfer charge and do not count as one of the twelve "free" transfers in any Policy Year. Under present law, transfers are not taxable transactions.


     Special Transfer Right. During the first two years following the Issue Date, the Owner may, on one occasion, transfer the entire Policy Account Value in the Separate Accounts or Subaccounts to the Guaranteed Account without a transfer charge and without such transfer counting toward the twelve transfers permitted without charge during a Policy Year.


     Conversion Privilege for Increase in Face Amount. During the first two years following an increase in Face Amount, the Owner may, on one occasion, without evidence of insurability, exchange the amount of the increase in Face Amount for a fixed-benefit permanent life insurance policy. Such an exchange may, however, have federal income tax consequences. (See "Tax Treatment of Policy Benefits.") Premiums under this new policy will be based on the Sex, Attained Age and Premium Class of the Insured on the effective date of the increase in the Face Amount of the Policy. The new policy will have the same Face Amount as the amount of the increase. PMLIC will make a partial withdrawal of Net Cash Surrender Value from the Policy equal to the cash value of the new policy as of the date of conversion an apply such amount to the new policy. No charge will apply to this partial withdrawal.


     Transfer Right for Change in Investment Policy of a Separate Account or Subaccount. If the investment policy of a Separate Account or Subaccount is materially changed, the Owner may transfer the portion of the Policy Account Value in such Separate Account or Subaccount to another Separate Account or Subaccount or to the Guaranteed Account without a transfer charge and without having such transfer count toward the twelve transfers permitted without charge during a Policy Year.

     Telephone Transfers. Transfers will be made upon instructions given by telephone, provided the appropriate election has been made at the time of application or proper authorization is provided to PMLIC. PMLIC reserves the right to suspend telephone transfer privileges at any time for any class of policies, for any reason. PMLIC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if it follows such procedures it will not be liable for any losses due to authorized or fraudulent instructions. PMLIC, however, may be liable for such losses if it does not follow those reasonable procedures. The procedures PMLIC will follow for telephone transfers include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction and making a tape-recording of the instructions given by telephone.

     Automatic Asset Rebalancing. Automatic Asset Rebalancing is a feature which, if elected, authorizes periodic transfers of Policy Account Values among the Separate Accounts or Subaccounts in order to maintain the allocation of such values in percentages that match the then current premium allocation percentages. Election of this feature may be made in the application or at any time after the policy is issued by properly completing the election form and returning it to PMLIC. The election may be revoked at any time. Rebalancing may be done quarterly or annually. Rebalancing terminates when the total value in the Separate Accounts is less than $1,000. PMLIC reserves the right to suspend Automatic Asset Rebalancing at any time, for any class of Policies, for any reason.


     Dollar-Cost Averaging. Dollar-Cost Averaging is a program which, if elected, enables the Owner to systematically and automatically transfer, on a monthly basis, specified dollar amounts from any selected Separate Account or Subaccount to any other Separate Account or Subaccounts or the Guaranteed Account. Transfers may not come from the Guaranteed Account. By allocating on a regularly scheduled basis as opposed to allocating the total amount at one particular time, an Owner may be less susceptible to the impact of short term market fluctuations. PMLIC, however, makes no guarantee that Dollar-Cost Averaging will result in a profit or protect against loss.



     Dollar-Cost Averaging may be elected for a period of 6, 12, 18, 24, 30 or 36 months. To qualify for Dollar-Cost Averaging, the following minimum amount of Policy Account Value must be allocated to a Separate Account or Subaccount: 6 months -- $3,000; 12 months -- $6,000; 18 months -- $9,000; 24 months -- $12,000; 30 months -- $15,000; 36 months -- $18,000. At least $500 must be transferred from the Separate Account or Subaccount each month. The amount required to be allocated to the Separate Account or Subaccount can be made from an initial or subsequent investment or by transferring amounts into the Separate Account or Subaccount from the other Separate Accounts or Subaccounts or from the Guaranteed Account (See "Transfers from Guaranteed Account."). Each monthly transfer is split among the Separate Accounts or Subaccounts or the Guaranteed Account based upon the percentages elected. Dollar-Cost Averaging may not be elected if Automatic Asset Rebalancing has been elected or if a policy loan is outstanding.



     Dollar-Cost Averaging may be elected in the application or by completing an election form and returning it to PMLIC by the beginning of the month. When an election form is received, Dollar-Cost Averaging will commence on the first Policy Processing Day after the later of (a) the Policy Date; (b) the 15-day period when premiums are allocated to the Money Market Separate Account in certain states; and (c) when the Separate Account or Subaccount value equals or exceeds the greater of the minimum amount stated above and the amount of the first monthly transfer.


     Once Dollar-Cost Averaging transfers have commenced, they occur monthly on the Policy Processing Day until the specified number of transfers has been completed, or (a) a policy loan is requested, (b) the policy goes into the grace period, or (c) there is insufficient value in the Separate Account or Subaccount to make the transfer. The Owner may instruct PMLIC in writing to cancel Dollar-Cost Averaging transfers at any time.


     Transfers made under the Dollar-Cost Averaging program do not count toward the twelve transfers permitted each Policy Year without imposing the Transfer Charge. PMLIC reserves the right to discontinue offering automatic transfers upon 30 days' written notice to the Owner. Written notice will be sent to the Owner confirming each transfer and when the Dollar-Cost Averaging program is terminated. The Owner and agent are responsible for reviewing the confirmation to verify that the transfers are being made as requested.


FREE-LOOK PRIVILEGES


     Free-Look for Policy. The Policy provides for an initial Free-Look Period. The Owner may cancel the Policy until the latest of: (a) 45 days after Part I of the application for the Policy is signed, and (b) 10 days after the Owner receives the Policy and (c) 10 days after PMLIC mails or personally delivers a Notice of Withdrawal Right to the Owner. Upon giving written notice of cancellation and returning the Policy to PMLIC's Service Center, to one of PMLIC's other offices, or to the PMLIC representative from whom it was purchased, the Owner will receive a refund equal to the sum of: (i) the Policy Account Value as of the date the returned Policy is received by PMLIC at its Service Center or the PMLIC representative through whom the Policy was purchased; (ii) any Premium Tax Charges deducted from premiums paid; (iii) any Monthly Deductions charged against the accounts; (iv) any mortality and expense risk charges deducted from the value of the net assets of the Separate Accounts plus; (v) any advisory fees charged by the Fund against the net asset value in the fund Portfolios attributable to the Policy's value in the corresponding Separate Accounts. A refund of all premiums paid is made for Policy's delivered in states that require such a refund.


     Free-Look for Increase in Face Amount. Any requested increase in Face Amount is also subject to a Free-Look privilege. The Owner may cancel a requested increase in Face Amount until the latest of: (a) 45 days after the application for the increase is signed, and (b) 10 days after the Owner receives the new Policy Schedule pages reflecting the increase. Upon requesting cancellation of the increase, an amount equal to all cost of insurance charges attributable to the increase plus the Face Amount Increase Charge will be credited to the accounts in the same proportion as they were deducted, unless the Owner requests a refund of such amount.

LOAN PRIVILEGES


     General. The Owner may at any time after the Issue Date borrow money from PMLIC using the Policy Account Value as the security for the loan. The Owner may obtain Policy loans in a minimum amount of $1,500 (or such lesser minimum required in a particular state) but not exceeding the Policy's Net Cash Surrender Value on the date of the loan. While the Insured is living, the Owner may repay all or a portion of a loan and accrued interest.



     Interest Rate Charged. Interest is charged on Policy loans at an effective annual rate of 8% (6% per year for Policies issued in New York State). Interest is due at the end of each Policy Year. If interest is not paid when due, it is added to the loan balance and bear interest at the same rate.



     Allocation of Loans and Collateral. PMLIC will allocate the amount of a Policy loan among the Separate Accounts or Subaccounts and/or the Guaranteed Account based upon the proportion that the value of the Separate Accounts or Subaccounts and/or the Guaranteed Account Value bear to the total unloaned Policy Account Value at the time the loan is made.


     The collateral for a Policy loan is the loan amount plus accrued interest to the next Policy Anniversary, less interest at an effective annual rate of 4% which is earned to such Policy Anniversary. PMLIC will deduct the collateral for the loan from each account based on the allocation described in the preceding paragraph and transfer this amount to the Loan Account. The collateral is recalculated: (a) when loan interest is repaid or added to loaned amount; (b) when a new loan is made; and (c) when a loan repayment is made. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.


     Interest Credited to Loan Account. As long as the Policy is in force, PMLIC credits the amount in the Loan Account with interest at effective annual rates it determines, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of determination. Loan interest credited is transferred to the accounts: (a) when loan interest is paid added to the loaned amount; (b) when a loan repayment is made; and (c) when a new loan is made.


     Effect of Policy Loan. Policy loans, whether or not repaid, will have a permanent effect on the Policy Account Value, the Cash Surrender Value, and Net Cash Surrender Value and may permanently affect the Death Benefit under the Policy. The effect on the Policy Account Value and Death Benefit could be favorable or unfavorable, depending on whether the investment performance of the Separate Accounts or Subaccounts and the interest credited to the Guaranteed Account is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate is less than the investment experience of assets held in the Separate Accounts or Subaccounts and interest credited to the Guaranteed Account. The longer a loan is outstanding, the greater the effect of a Policy loan is likely to be. The Death Proceeds will be reduced by the amount of any outstanding Policy loan.

     Loan Repayments. An Owner may repay all or part of a Policy loan at any time while the Insured is alive and the Policy is in force. Unless prohibited by a particular state, PMLIC will assume that any payments made while there is an outstanding loan is a loan repayment, unless it receives written instructions that the payment is a premium payment. Repayments up to the amount of the outstanding loan is allocated to the accounts based on the amount of the outstanding loan allocated to each account as of the date of repayment; any repayment in excess of the amount of the outstanding loan will be allocated to the accounts based on the amount of interest due on the portion of the outstanding loan allocated to each account. For this purpose, the amount of the interest due is determined as of the next Policy Anniversary. Failure to repay a loan or to pay loan interest will not cause the Policy to lapse unless the

Net Cash Surrender Value on the Policy Processing Day is less than the monthly deduction due. (See "Policy Duration.")

     Tax Considerations. Any loans taken from a Modified Endowment Contract will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See "Distributions from Policies Classified as Modified Endowment Contracts.") Depending upon the investment performance of the Separate Accounts and the amounts borrowed, loans may cause the Policy to lapse. If the Policy is not a Modified Endowment Contract, lapse of the Policy with outstanding loans may result in adverse tax consequences. (See "Distributions from Policies Not Classified as Modified Endowment Contracts.")

SURRENDER PRIVILEGE

     At any time before the earlier of the death of the Insured and the Final Policy Date, the Owner may surrender the Policy for its Net Cash Surrender Value. The Net Cash Surrender Value is determined by PMLIC as of the date it receives, at its Service Center, a surrender request signed by the Owner. Coverage under the Policy will end on the day the Owner mails or otherwise sends the written surrender request to PMLIC at its Service Center. A surrender may have adverse federal income tax consequences. (See "Tax Treatment of Policy Benefits.")

PARTIAL WITHDRAWAL PRIVILEGE

     After the first Policy Year, at any time before the earlier of the death of the Insured and the Final Policy Date, the Owner may withdraw a portion of the Policy's Net Cash Surrender Value. The minimum amount which may be withdrawn is $1,500. A withdrawal charge will be deducted from the Policy Account Value. A partial withdrawal will not result in the imposition of surrender charges.


     The withdrawn amount and withdrawal charge will be allocated based on the proportion that the Policy Account Value in the Separate Accounts or any Subaccount and the Guaranteed Account Value bear to the total unloaned Policy Account Value.


     The effect of a partial withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit Option in effect and whether the Death Benefit is based on the applicable percentage of Policy Account Value. (See "Death Benefit Options.")

     Option A. The effect of a partial withdrawal on the Face Amount and Death Benefit under Option A can be described as follows:

          If the Death Benefit equals the Face Amount, a partial withdrawal will reduce the Face Amount and the Death Benefit by the amount of the partial withdrawal.

          For the purposes of this illustration (and the following illustrations of partial withdrawals), assume that the Attained Age of the Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for an Insured with an Attained Age under 40.


          Under Option A, a contract with a Face Amount of $600,000 and a Policy Account Value of $30,000 will have a Death Benefit of $600,000. Assume that the policyowner takes a partial withdrawal of $10,000. The partial withdrawal will reduce the Policy Account Value to $19,975
     ($30,000 - $10,000 - $25) and the Death Benefit and Face Amount to $590,000 ($600,000 - $10,000).


          If the Death Benefit immediately prior to the partial withdrawal is based on the applicable percentage of Policy Account Value, the Face Amount will be reduced by an amount equal to the amount of the partial withdrawal. The Death Benefit will be reduced to equal the greater of (a) the Face Amount after the partial withdrawal, and (b) the applicable percentage of the Policy Account Value after deducting the amount of the partial withdrawal and expense charge.

          Under Option A, a policy with a Face Amount of $600,000 and a Policy Account Value of $300,000 will have a Death Benefit of $750,000. Assume that the policyowner takes a partial withdrawal of $49,975. The partial withdrawal will reduce the Policy Account Value to $250,000
     ($300,000 - $49,975 - $25) and the Face Amount to $550,025
     ($600,000 - $49,975). The Death Benefit is the greater of (a) the Face Amount of $250,025 and (b) the applicable percentage of the Policy Account Value $625,000 ($250,000 x 2.5). Therefore, the Death Benefit will be $625,000.


          Any decrease in Face Amount due to a partial withdrawal will first reduce the most recent increase in Face Amount, then the most recent increases, successively, and lastly, the Initial Face Amount.

     Option B. The Face Amount will never be decreased by a partial withdrawal. A partial withdrawal will, however, always decrease the Death Benefit.

          If the Death Benefit equals the Face Amount plus the Policy Account Value, a partial withdrawal will reduce the Policy Account Value by the amount of the partial withdrawal and expense charge and thus the Death Benefit will also be reduced by the amount of the partial withdrawal and the expense charge.


          Under Option B, a policy with a Face Amount of $500,000 and a Policy Account Value of $90,000 will have a Death Benefit of $590,000 ($500,000 + $90,000). Assume the policyowner takes a partial withdrawal of $20,000. The partial withdrawal will reduce the Policy Account Value to $69,975
     ($90,000 - $20,000 - $25) and the Death Benefit to $569,975 ($500,000 +
     $69,975). The Face Amount is unchanged.


          If the Death Benefit immediately prior to the partial withdrawal is based on the applicable percentage of Policy Account Value, The Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Policy Account Value after deducting the partial withdrawal and expense charge and (b) the applicable percentage of Policy Account Value after deducting the amount of the partial withdrawal and the expense charge.


          Under Option B, a policy with a Face Amount of $500,000 and a Policy Account Value of $300,000 will have a Death Benefit of $750,000 ($300,000 x 2.5). Assume the policyowner takes a partial withdrawal of $149,975. The partial withdrawal will reduce the Policy Account Value to $150,000 ($300,000 - $149,975 - $25) and the Death Benefit to the greater of (a) the Face Amount plus the Policy Account Value $650,000 ($500,000 + $150,000) and (b) the Death Benefit based on the applicable percentage of the Policy Account Value $375,000 ($150,000 x 2.5). Therefore, the Death Benefit will be $650,000. The Face Amount is unchanged.


     Because a partial withdrawal can affect the Face Amount and the Death Benefit as described above, a partial withdrawal may also affect the Net Amount at Risk which is used to calculate the cost of insurance charge under the Policy. (See "Cost of Insurance.") A request for partial withdrawal may not be allowed if, or to the extent that such withdrawal would reduce the Face Amount below the Minimum Face Amount for the Policy. Also, if a partial withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, PMLIC will not allow such partial withdrawal.

     A partial withdrawal of Net Cash Surrender Value may have federal income tax consequences. (See "Tax Treatment of Policy Benefits.")

ACCELERATED DEATH BENEFIT

     Applicants residing in states that have approved the Accelerated Death Benefit rider (the "ADB rider") may elect to add it to their Policy at issue, subject to PMLIC receiving satisfactory additional evidence of insurability. The ADB rider is not yet available in all states and the terms under which it is available may vary from state-to-state. There is no assurance that the ADB rider will be approved in all states or that it will be approved under the terms described herein.

     The ADB rider permits the Owner to receive, at his or her request and upon approval by PMLIC, an accelerated payment of part of the Policy's Death Benefit when one of the following two events occurs:

          1. Terminal Illness. The Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months; or

          2. Permanent Confinement to a Nursing Care Facility. The Insured has been confined to a Nursing Care Facility for 180 days and is expected to remain in such a facility for the remainder of his or her life.

     There is no charge for adding the ADB rider to a Policy. However, an administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit at the time it is paid.

     Tax Consequences of the ADB Rider. The federal income tax consequences associated with adding the ADB rider or receiving the accelerated death benefit are uncertain. Accordingly, Owners should consult a tax adviser before adding the ADB rider to a Policy or requesting an accelerated death benefit.

     Amount of the Accelerated Death Benefit. The ADB rider provides for a minimum accelerated death benefit payment of $10,000 and a maximum benefit payment equal to 75% of the Eligible Death Benefit less 25% of any outstanding policy loans and accrued interest. The ADB rider also restricts the total of the accelerated death benefits paid from all life insurance policies issued to an Owner by PMLIC and its subsidiaries to $250,000. This $250,000 maximum may be increased, as provided in the ADB rider, to reflect inflation. The term Eligible Death Benefit under the ADB rider means:

     The Insurance Proceeds payable under a Policy if the Insured died at the time a claim for an accelerated death benefit is approved by PMLIC, minus:


          1.  Any dividend accumulations;



          2.  Any dividends due and not paid;



          3.  Any dividend payable at death if the Insured died at such time;



          4. Any Premium Refund payable at death if the Insured died at such time; and



          5. Any insurance payable under the terms of any other rider attached to a Policy.


     An Owner may request only one accelerated death benefit payment (except to pay premiums and policy loan interest) and there are no restrictions on the Owner's use of the benefit. An Owner may elect to receive the accelerated death benefit payment in a lump sum or in 12 or 24 equal monthly installments. If installments are elected and the Insured dies before all of the payments have been made, the present value (at the time of the Insured's death) of the remaining payments and the remaining Insurance Proceeds at Death under the Policy will be paid to the Beneficiary in a lump sum.

     Conditions for Receipt of the Accelerated Death Benefit. In order to receive an accelerated death benefit payment, a Policy must be in force other than as Extended Term Insurance and an Owner must submit due proof of eligibility and a completed claim form to PMLIC at its Home Office. Due proof of eligibility means a written certification (described more fully in the ADB rider) in a form acceptable to PMLIC, from a treating physician stating that the Insured has a Terminal Illness or is expected to be permanently confined in a Nursing Care Facility.

     PMLIC may request additional medical information from an Owner's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment of the accelerated death benefit. PMLIC will not approve a claim for an accelerated death benefit payment if a Policy is assigned in whole or in part, if the Terminal Illness or Permanent Confinement is the result of intentionally self-inflicted injury or if the Owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit.

     Operation of the ADB Rider. The ADB rider provides that the accelerated death benefit be made in the form of a policy loan up to the amount of the maximum loan available under a Policy at the time the claim is approved. Therefore, a request for an accelerated death benefit payment in an amount less than or equal to the maximum loan available at that time will result in a policy loan being made in the amount of the requested benefit. This policy loan operates as would any loan under the Policy.

     To the extent that the amount of a requested accelerated death benefit payment exceeds the maximum available loan amount, the benefit will be advanced to the Owner and a lien will be placed on the Death Benefit payable under the Policy (the "death benefit lien") in the amount of this advance. Under the ADB rider, interest will accrue daily, at a rate determined as described in the ADB rider, on the amount of this advance and upon the death of the Insured the amount of the advance and accrued interest thereon will be subtracted from the amount of Insurance Proceeds at Death.

     Effect on Existing Policy. The Insurance Proceeds at Death otherwise payable under a Policy at the time of an Insured's death will be reduced by the amount of any death benefit lien and accrued interest thereon. If the Owner makes a request for a surrender, a policy loan or a withdrawal, the Policy's Net Cash Surrender Value and Loan Value will be reduced by the amount of any outstanding death benefit lien plus accrued interest. Therefore, depending upon the size of the death benefit lien, this may result in the Net Cash Surrender Value and the Loan Value being reduced to zero.

     Premiums and policy loan interest must be paid when due. However, if requested with the accelerated death benefit claim, future premiums and policy loan interest may be paid through additional accelerated death benefits. If future premiums and policy loan interest are to be paid through additional accelerated death benefits, Periodic Planned Premiums and policy loan interest will be paid in this manner automatically.

     In addition to lapse under the applicable provisions of the Policy, a Policy will also terminate on any Policy Anniversary when the death benefit lien exceeds the Insurance Proceeds at Death.

                             CHARGES AND DEDUCTIONS

     Charges will be deducted in connection with the Policy to compensate PMLIC for (a) providing the insurance benefits set forth in the Policy; (b) administering the Policy; (c) assuming certain risks in connection with the Policy; and (d) incurring expenses in distributing the Policy. In the event that there are any profits from fees and charges deducted under the Policy, including but not limited to mortality and expense risk charges, such profits could be used to finance the distribution of the contracts.


PREMIUM TAX CHARGE



     Prior to allocation of Net Premiums, premiums paid are reduced by a Premium Tax Charge. Various states and some of their subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state but range from 0% to 4%. A deduction of a percentage of the premium will be made from each premium payment. The applicable percentage will be based on the rate for the Insured's residence. No Premium tax charge is deducted in jurisdictions that impose no premium tax.


SURRENDER CHARGES


     A Surrender Charge, which is a contingent deferred charge, is imposed if the Policy is surrendered or lapses at any time before the end of the 10th Policy Year. A portion of this Surrender Charge will be deducted if the Owner decreases the Initial Face Amount before the end of the 10th Policy Year. An Additional Surrender Charge, which is also a contingent deferred sales charge, is imposed if the Policy is surrendered or lapses at any time within 10 years after the effective date of an increase in Face Amount.



     This Surrender Charge is designed partially to compensate PMLIC for the cost of administering, issuing and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of applications for insurance, processing of the applications, establishing policy records and Policy issue. PMLIC does not expect the surrender charges to cover all of these costs. To the extent that they do not, PMLIC will cover the short-fall from its general account assets, which may include profits from the mortality and expense risk charge.



     Surrender Charge. The Surrender Charge will not exceed the Maximum Surrender Charge specified in the Policy. During Policy Years 1 through 6, this maximum equals 50% of the Target Premium for the Initial Face Amount. It equals 40% of that premium during Policy Year 7, 30% during Policy Year 8, 20% during Policy Year 9, 10% during Policy Year 10, and 0% during Policy Years 11 and later. The Deferred Sales Charge actually imposed will equal the lesser of this maximum and an amount equal to 30% of the premiums actually received during the first Policy Year up to one Target Premium plus 9% of all other premiums paid to the date of surrender or lapse, less any Surrender Charge previously paid at the time of a prior decrease in Face Amount.



     Additional Surrender Charge. An Additional Surrender Charge is associated with each increase in Face Amount. Each Additional Surrender Charge is calculated in a manner similar to the Surrender Charge associated with the Initial Face Amount. The Maximum Additional Surrender Charge for an increase in Face Amount is 50% of the Target Premium for that increase. This maximum remains level for six years following the effective date of an increase. It equals 40% of that premium during the seventh year, and declines to 0% by the beginning of the 11th year after the effective date of the increase. The Additional Deferred Sales Charge actually deducted is the lesser of this maximum and 30% of premiums received up to the first Target Premium for that increase, during the first twelve policy months after an increase and 9% of all premiums thereafter.


     Allocation of Policy Account Value and Subsequent Premium Payments. A special method is used to allocate a portion of the existing Policy Account Value to an increase in Face Amount and to allocate subsequent premium payments between the Initial Face Amount and the increase. The Policy Account Value is allocated according to the ratio between the Guideline Annual Premium for the Initial Face Amount and the Guideline Annual Premium for the total Face Amount on the effective date of the increase before any deductions are made. For example, if the Guideline Annual Premium is equal to $15,000 before an increase and is equal to $20,000 after an increase, the Policy Account Value on the effective date of the increase would be allocated 75% ($15,000/$20,000) to the Initial Face Amount and 25% to the increase. Premium payments made on or after the effective date of the increase are allocated between the Initial Face Amount and the increase using the same ratio as is used to allocate the Policy Account Value. In the event there is more than one increase in Face Amount, Guideline Annual Premiums for each increment of Face Amount are used to allocate Policy Account Values and premium payments among the various increments of Face Amounts.


     Surrender Charge Upon Decrease in Face Amount. A surrender charge may be deducted on a decrease in Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. If there have been no increases in Face Amount, the fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the Surrender Charge. If more than one Surrender Charge is in effect (i.e., pursuant to one or more increases in Face Amount), the surrender charge will be applied in the following order: (1) the most recent increase followed by (2) the next most recent increases, successively, and (3) the Initial Face Amount. Where a decrease causes a partial reduction in an increase or in the Initial Face Amount, a proportionate share of the Surrender Charge for that increase or for the Initial Face Amount will be deducted.

     Allocation of Surrender Charges. The Surrender Charge and any Additional Surrender Charge will be deducted from the Policy Account Value. For surrender charges resulting from Face Amount decreases, that part of any such surrender charge will reduce the Policy Account Value and will be allocated among the accounts based on the proportion that the value in each of the Separate Accounts, Subaccounts, and the Guaranteed Account Value bear to the total unloaned Policy Account Value.

MONTHLY DEDUCTIONS


     Charges will be deducted from the Policy Account Value on the Policy Date and on each Policy Processing Day to compensate PMLIC for administrative expenses and for the insurance coverage provided by the Policy. The Monthly Deduction consists of four components -- (a) the cost of insurance, (b) insurance underwriting and expenses in connection with issuing the Policy, (c) administrative expenses, and (d) the cost of any additional benefits provided by rider. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction may vary in amount from month to month. The Monthly Deduction is deducted from the Separate Accounts, Subaccounts and the Guaranteed Account in accordance with the allocation percentages for Monthly Deductions chosen by the Owner at the time of application, or as later changed by PMLIC pursuant to the Owner's written request. If PMLIC cannot make a monthly deduction on the basis of the allocation schedule then in effect, PMLIC makes the deduction based on the proportion that the Owner's Guaranteed Account Value and the value in the Owner's Separate Accounts and Subaccounts bear to the total unloaned Policy Account Value.


     Cost of Insurance. Because the cost of insurance depends upon several variables, the cost for each Policy Month can vary. PMLIC will determine the monthly Cost of Insurance Charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each Policy Month.

     The Net Amount at Risk on any Policy Processing Day is the amount by which the Death Benefit exceeds the Policy Account Value. The Net Amount at Risk is determined separately for the Initial Face Amount and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, the Policy Account Value is first considered part of the Initial Face Amount. If the Policy Account Value exceeds the Initial Face Amount, it is considered as part of any increases in Face Amount in the order such increases took effect.


     A cost of insurance is also determined separately for the Initial Face Amount and any increases in Face Amount. In calculating the Cost of Insurance Charge, the rate for the Premium Class on the Policy Date is applied to the Net Amount at Risk for the Initial Face Amount. For each increase in Face

Amount, the rate for the Premium Class applicable to the increase is used. If, however, the Death Benefit is calculated as the Policy Account Value times the specified percentage, the rate for the Premium Class for the most recent increase in Face Amount will be used for the amount of the Death Benefit in excess of the total Face Amount.



     Any change in the Net Amount at Risk will affect the total Cost of Insurance Charges paid by the Owner.



     Cost of Insurance Rate. The cost of insurance rate is based on the Attained Age and Premium Class of the Insured. The actual monthly cost on insurance rates will be based on PMLIC's expectations as to future mortality and expense experience. They will not, however, be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed maximum rates are based on the Insured's Attained Age, Sex, Premium Class, and the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Table. For Policies issued in states which require "unisex" policies (currently Montana) or in conjunction with employee benefit plans, the maximum Cost of Insurance Charge depends only on the Insured's Age, Premium Class and the 1980 Commissioners Standard Ordinary Mortality Table NB and SB. For Policies sold in Massachusetts, New Jersey and New York State in non-employer sponsored arrangements, cost of insurance rates, both current and guaranteed, also very based on the sex of the Insured. Any change in the cost of insurance rates will apply to all persons of the same Attained, Age, Sex, and Premium Class and Duration.



     Premium Class. The Premium Class of the Insured will affect the cost of insurance rates. PMLIC currently places Insureds into standard classes and classes with extra ratings, which reflect higher mortality risks. In an otherwise identical Policy, an Insured in the standard class will have a lower cost of insurance than an Insured in a class with extra ratings. The standard Premium Class is divided into two categories: smoker and nonsmoker. Nonsmoking insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers in the same Premium Class. Preferred Insureds will generally incur lower cost of insurance rates than Insureds who are classified as nonsmokers.


     Since the nonsmoker designation is not available for Insureds under Attained Age 21, shortly before an Insured attains age 21, PMLIC will notify the Insured about possible classification as a nonsmoker and will send the Insured an Application for Change in Premium Class. If the Insured does not qualify as a nonsmoker or does not return the application, cost of insurance rates will remain as shown in the Policy. However, if the insured returns the application and qualifies as a nonsmoker, the cost of insurance rates will be changed to reflect the nonsmoker classification.


     Initial Administrative Charge. An Initial Administrative Charge of $300 is deducted from Policy Account Value on the Policy Date as part of the first Monthly Deduction.



     Monthly Administrative Charges. A Monthly Administrative Charge (presently $8) is deducted from the Policy Account Value on the Policy Date and each Policy Processing Day as part of the Monthly Deduction. This charge may be increased, but in no event will it be greater than $16 per month. This charge is intended to reimburse PMLIC for ordinary administrative expenses expected to be incurred, including record keeping, processing claims and certain Policy changes, preparing and mailing reports, and overhead costs.


     Additional Benefit Charges. The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges will be specified in the applicable rider.

FACE AMOUNT INCREASE CHARGE


     If the Face Amount is increased, a $300 increase charge will be deducted from the Policy Account Value on the effective date of such increase. This charge will be deducted from the accounts based on the allocation schedule for Monthly Deductions in effect at such time. This charge is intended to reimburse PMLIC for administrative expenses in connection with the Face Amount increase, including medical exams, review of the application for the increase, underwriting decisions and processing of the application, and changing Policy records and the Policy.

PARTIAL WITHDRAWAL CHARGE

     A charge of $25 will be deducted from the Policy Account Value for each partial withdrawal of Net Cash Surrender Value. This charge is intended to compensate PMLIC for the administrative costs in effecting the requested payment and in making all calculations which may be required by reason of the partial withdrawal.

TRANSFER CHARGE


     After twelve transfers have been made in any Policy Year, a transfer charge of $25 will be deducted for each transfer during the remainder of such Policy Year to compensate PMLIC for the costs of processing such transfers.



     The transfer charge will be deducted from the amount being transferred. The transfer charge will not apply to transfers resulting from Policy loans, Automatic Asset Rebalancing, Dollar-Cost Averaging, the exercise of special transfer rights and the initial reallocation of account values from the Money Market Separate Account to other Separate Accounts or Subaccounts. These transfers will not count against the twelve free transfers in any Policy Year.


MORTALITY AND EXPENSE RISK CHARGE


     A daily charge will be deducted from the value of the net assets of the Separate Accounts and Subaccounts to compensate PMLIC for mortality and expense risks assumed in connection with the Policy. This charge will be deducted at an annual rate of 0.75% (or a daily rate of .002055%) of the average daily net assets of each Separate Account or Subaccount. The mortality risk assumed by PMLIC is that Insureds may live for a shorter time than projected and, therefore, greater death benefits than expected will be paid in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges provided in the Policy.


     If the mortality and expense risk charge proves insufficient, PMLIC will provide for all death benefits and expenses and any loss will be borne by PMLIC. Conversely, PMLIC will realize a gain from this charge to the extent all money collected from this charge is not needed to provide for benefits and expenses under the Policies.


ASSET CHARGE AGAINST ZERO COUPON BOND SEPARATE ACCOUNT



     PMLIC makes a daily asset charge against the assets of the Zero Coupon Bond Separate Account. This charge is to reimburse PMLIC for transaction charges paid directly by PMLIC to Merrill Lynch, Pierce, Fenner & Smith on the sale of Zero Coupon Trust units to the Zero Coupon Bond Separate Account. PMLIC pays these amounts from General Account assets. The amount of the asset charge currently is equivalent to an effective annual rate of 0.25% (.000685% per day) of the average daily net assets of each Subaccount. This amount may be increased in the future, but in no event will it exceed an effective annual rate of 0.50% (.001370% per day).



CHARGES FOR INCOME TAXES



     PMLIC currently does not charge any Separate Account for its corporate federal income taxes. However, PMLIC may make such a charge in the future if there are any taxes that are attributable to that account. Charges for other applicable taxes attributable to the account also may be made.



GUARANTEE OF CERTAIN CHARGES



     PMLIC guarantees that it will not increase the charge to the Separate Accounts for mortality and expense risks.

OTHER CHARGES

     The Separate Accounts purchase shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Fund's Portfolios. The fees and expenses for the Funds and their Portfolios are described briefly in connection with a general description of each Fund. More detailed information is contained in the Funds Prospectuses which are attached to or accompany this Prospectus.

                             THE GUARANTEED ACCOUNT

     An Owner may allocate some or all of the Net Premiums and transfer some or all of the Policy Account Value to the Guaranteed Account, which is part of PMLIC's General Account and pays interest at declared rates guaranteed for each calendar year (subject to a minimum guaranteed interest rate of 4%). The principal, after deductions, is also guaranteed. PMLIC's General Account supports its insurance and annuity obligations. The Guaranteed Account has not, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither the Guaranteed Account nor PMLIC's General Account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither PMLIC's General Account, the Guaranteed Account, nor any interest therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts which are included in this Prospectus are for prospective Owners' information and have not been reviewed by the SEC. However, such disclosures may be subject to certain general applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     The portion of the Policy Account Value allocated to the Guaranteed Account will be credited with rates of interest, as described below. Since the Guaranteed Account is part of PMLIC's General Account, PMLIC assumes the risk of investment gain or loss on this amount. All assets in the General Account are subject to PMLIC's general liabilities from business operations.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

     The Guaranteed Account Value is guaranteed to accumulate at a minimum effective annual interest rate of 4%. PMLIC will credit the Guaranteed Account Value with current rates in excess of the minimum guarantee but is not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Since PMLIC, in its sole discretion, anticipates changing the current interest rate from time to time, different allocations to and from the Guaranteed Account will be credited with different current interest rates. The interest rate to be credited to each amount allocated or transferred to the Guaranteed Account will apply to the end of the calendar year in which such amount is received or transferred. At the end of the calendar year, PMLIC reserves the right to declare a new current interest rate on such amount and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Guaranteed Account on that date). The rate declared on such amount and accrued interest thereon at the end of each calendar year will be guaranteed for the following calendar year. Any interest credited on the amounts in the Guaranteed Account in excess of the minimum guaranteed rate of 4% per year will be determined in the sole discretion of PMLIC. The Owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

     Amounts deducted from the Guaranteed Account for partial withdrawals, Policy loans, transfers to the Separate Accounts or Subaccounts, Monthly Deductions or other changes are currently, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method.

     PMLIC reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4% per annum or shorten the period for which the interest rate applies to less than a calendar year (except for the year in which such amount is received or transferred).

     Calculation of Guaranteed Account Value. The Guaranteed Account Value at any time is equal to amounts allocated and transferred to it plus interest credited to it, minus amounts deducted, transferred or withdrawn from it.

     Interest will be credited to the Guaranteed Account on each Policy Processing Day as follows: for amounts in the account for the entire Policy Month, from the beginning to the end of the month; for amounts allocated to the account during the prior Policy Month, from the date the Net Premium or loan repayment is allocated to the end of the month; for amounts transferred to the account during the Policy Month, from the date of transfer to the end of the month; and for amounts deducted or withdrawn from the account during the prior Policy Month, from the beginning of the month to the date of deduction or withdrawal.

     Surrenders and partial withdrawals from the Guaranteed Account may be delayed for up to six months. (See "Payment of Policy Benefits.")

TRANSFERS FROM GUARANTEED ACCOUNT

     Within 30 days prior to or following any Policy Anniversary, one transfer is allowed from the Guaranteed Account to any or all of the Separate Accounts or Subaccounts. The amount transferred from the Guaranteed Account may not exceed 25% of the value of such account if the value of such account exceeds $1,000 or, if less, then the entire Guaranteed Account Value may be transferred on the applicable Policy Anniversary. If the written request for such transfer is received prior to the Policy Anniversary, the transfer will be made as of the Policy Anniversary; if the written request is received after the Policy Anniversary, the transfer will be made as of the date PMLIC receives the written request at its Service Center.

                            OTHER POLICY PROVISIONS

BENEFIT PAYABLE ON FINAL POLICY DATE


     If the Insured is living on the Final Policy Date (at Insured's Attained Age 95), PMLIC will pay the Owner the Policy Account Value less any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions. Insurance coverage under the Policy will then end. Payment will generally be made within seven days of the Final Policy Date.


PAYMENT OF POLICY BENEFITS

     Insurance Proceeds under a Policy will ordinarily be paid to the Beneficiary within seven days after PMLIC receives proof of the Insured's death at its Service Center and all other requirements are satisfied. Insurance proceeds will be paid in a single sum unless an alternative settlement option has been selected.

     If Insurance Proceeds are payable in a single sum, interest at the annual rate of 3% or any higher rate declared by PMLIC or required by law is paid on the Insurance Proceeds from the date of death until payment is made.

     Any amounts payable as a result of surrender, partial withdrawal, or Policy loan will ordinarily be paid within seven days of receipt of written request at PMLIC's Service Center in a form satisfactory to PMLIC.

     Generally, the amount of a payment from the Separate Accounts or Subaccounts will be determined as of the date of receipt by PMLIC of all required documents. However, PMLIC may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which: (1) the disposal or valuation of a Separate Account's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or (2) the SEC by order permits postponement of such actions for the protection of PMLIC policyholders. As to amounts allocated to the Guaranteed Account, PMLIC may defer payment of any withdrawal or surrender of Net Cash Surrender Value and the making of a loan for up to six months after PMLIC receives a written request at its Service Center. PMLIC will allow interest, at a rate of 3% a year, on any payment PMLIC defers for 30 days or more as described above.


     The Owner may decide the form in which proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the Insurance Proceeds to be paid in a lump sum or under a Settlement Option. These choices are also available upon surrender of the Policy for its Net Cash Surrender Value and for payment of the Policy Account Value on the Final Policy Date. If no election is made, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Insurance Proceeds in a lump sum or under a Settlement Option. The Beneficiary may also arrange for payment of the Insurance Proceeds in a lump sum or under a Settlement Option. If the Beneficiary is changed, any prior arrangement with respect to the Payment Option will be cancelled.


THE POLICY

     The Policy and the application(s) attached thereto are the entire contract. Only statements made in the applications can be used to void the Policy or deny a claim. PMLIC assumes that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. PMLIC relies on those statements when it issues or changes a Policy. Only the President or a Vice President of PMLIC can agree to change or waive any provisions of the Policy and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

OWNERSHIP

     The Owner is the Insured unless a different Owner is named in the application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by PMLIC. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided.

BENEFICIARY

     The Beneficiary is designated in the application for the Policy, unless thereafter changed by the Owner during the Insured's lifetime by written notice to PMLIC. Any Insurance Proceeds for which there is not a designated Beneficiary surviving at the Insured's death are payable in a single sum to the Insured's executors or administrators.

CHANGE OF OWNER OR BENEFICIARY

     As long as the Policy is in force, the Owner or Beneficiary may be changed by written request in a form acceptable to PMLIC. If two or more persons are named as Beneficiaries, those surviving the Insured will share the Insurance Proceeds equally, unless otherwise stated. The change will take effect as of the date it is signed, whether or not the Insured is living when the request is received by PMLIC. PMLIC will not be responsible for any payment made or action taken before it receives the written request. A change in the Policy's ownership may have federal income tax consequences. (see "Tax Treatment of Policy Benefits.")

SPLIT DOLLAR ARRANGEMENTS

     The Owner or Owners may enter into a Split Dollar Arrangement between each other or another person or persons whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., Net Cash Surrender Value or Policy Proceeds) are split between the parties. There are different ways of allocating such rights.

     For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Net Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Proceeds in excess of the Net Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the Death Proceeds the amount which he would have been entitled to receive upon surrender of the policy and the employee's Beneficiary would receive the balance of the proceeds.

     No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on PMLIC unless in writing and received by PMLIC.

     The parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.


ASSIGNMENTS



     The Owner may assign any and all rights under the Policy. No assignment binds PMLIC unless in writing and received by PMLIC at its Service Center. PMLIC assumes no responsibility for determining whether an assignment is valid and the extent of the assignee's interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A Beneficiary may not commute, encumber, or alienate Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee.

MISSTATEMENT OF AGE AND SEX

     If the Insured's age or sex has been misstated in the application, the Death Benefit and any benefits provided by riders will be such as the most recent Monthly Deductions would have provided at the correct age and sex. No adjustment will be made to the Policy Account Value.

SUICIDE

     In the event of the Insured's suicide within two years from the Issue Date of the Policy (except where state law requires a shorter period) PMLIC's liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any partial withdrawals.

     If the Insured commits suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Death Benefit, the amount which PMLIC will pay with respect to the increase will be the Monthly Deductions for the cost of insurance attributable to such increase and the expense charge for the increase.

CONTESTABILITY

     PMLIC has the right to contest the validity of a Policy based on material misstatements made in the application for the Policy or a change. However, PMLIC will not contest the Policy (or any change) after it (or the change) has been in force during the Insured's lifetime for two years.


DIVIDENDS



     The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be paid under one of the following options:



          (a) Paid in cash; or



          (b) Applied as a Net Premium.



     The Owner must choose an option at the time the application for the Policy is signed. If no option is chosen, any dividend will be applied as a Net Premium payment. The Owner may change the option by giving written notice to PMLIC.


SETTLEMENT OPTIONS

     In lieu of a single sum payment on death or surrender, an election may be made to apply the proceeds under any one of the fixed-benefit Settlement Options provided in the Policy. A guaranteed interest rate of 3% per year applies to all Options. Additional interest may be declared each year by PMLIC in its sole discretion. The options are briefly described below. Please refer to the Policy for more details.


     Proceeds at Interest Option. Left on deposit to accumulate with PMLIC with interest payable at a rate of at least 3% per year.



     installments of a Specified Amount Option. Payable in equal instalments until proceeds applied under the Option and interest on the unpaid balance at 3% per year and any additional interest are exhausted.


     installments for a Specified Period Option. Payable in the number of equal monthly instalments set forth in the election. Payments may be increased by additional interest which would increase the instalments certain. The guaranteed interest rate is 3% per year.

     Life Income Option. Payable in equal monthly instalments during the payee's life. Payments will be made either with or without a guaranteed minimum number. If there is to be a minimum number of payments, they will be for either 120 or 240 months or until the proceeds applied under the Option are exhausted, as elected.


     Joint and Survivor Life Income. Payable in equal monthly instalments, during the joint lives of the payee and one other person and during the life of the survivor. The minimum number of payments will be for either 120 or 240 months, as elected.

                             SUPPLEMENTARY BENEFITS

     In addition to the ADB rider, the following riders offer other supplementary benefits. Most are subject to various age and underwriting requirements and, unless otherwise indicated, must be purchased when the Policy is issued. The cost of each rider is included in the monthly deduction.


     Disability Waiver of Monthly Deductions. Subject to certain age and underwriting restrictions, the Policy may include a Disability Waiver of Monthly Deductions Rider providing that in the event of the Insured's total disability before Attained Age 60 and continuing for at least six months, PMLIC will waive all monthly deductions after the commencement of and during the continuance of such total disability. If this rider is added, the Monthly Deductions will be increased to include the cost of this rider.


     Disability Waiver of Premium Benefit. A Policy may include the Disability Waiver of Premium Benefit rider that provides that, in the event of the Insured's total disability before Attained Age 60 and continuing for at least 180 days, PMLIC will apply a premium payment to the Policy on each Policy Processing Day prior to Insured's Attained Age 65 and while the Insured remains totally disabled.

     At the time of application, a monthly benefit amount is selected by the Owner. This amount is generally intended to reflect the amount of the premiums expected to be paid monthly. In the event of Insured's total disability the amount of the premium payment applied on each Policy Processing Day will be the lesser of: (a) the monthly benefit amount; or (b) the monthly average of the premium payments less partial withdrawals for the Policy since its Policy Date. An Owner cannot elect this rider and another disability waiver benefit rider with the same Policy.

     Change of Insured. A Change of Insured rider permits the Owner to change the Insured, subject to certain conditions and evidence of insurability. The Monthly Deduction for the cost of insurance is adjusted to that for the New Insured as of the effective date of the change.


     Other Insured Convertible Term Life Insurance. An Other Insured Convertible Term Life Insurance rider provides additional term insurance on an insured other than the Insured, on whom the Insured has an insurable interest. This rider will terminate at the earlier of attained age 100 (80 in New York) of the Other Insured or at the termination or maturity of the Policy. If the Policy is extended by the Final Policy Date Extension rider, the Convertible Term Life Insurance rider will terminate on the original maturity date.


     Final Policy Date Extension. A Final Policy Date Extension rider extends the Final Policy Date of a Policy 20 years from the original Final Policy Date. It may only be added on or after the anniversary nearest the younger insured's 90th birthday. There is no charge for adding this rider. The death benefit after the original Final Policy Date will be the Policy Account Value. All other riders attached and in effect on the original Final Policy Date will terminate on the original Final Policy Date.


     The tax consequences of (1) adding a Final Policy Date Extension rider to the Policy, and (2) the Policy continuing in force after the Insured's 95th birthday are uncertain. Prospective Owners and Owners considering the addition of a Final Policy Date Extension to a Policy should consult their own legal or other advisors as to such consequences.

                       FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon PMLIC's understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements should be applied is limited. Nevertheless, PMLIC believes that Policies issued on a standard premium class basis should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis, and it is not clear whether such Policies will in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

     In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an Owner to allocate premium payments and the Policy Account Value and the narrow investment objective of certain Portfolios, have not been explicitly addressed in published rulings. While PMLIC believes that the Policies do not give Owners investment control over Separate Account assets, PMLIC reserves the right to modify the Policies as necessary to prevent an Owner from being treated as the owner of the Separate Account assets supporting the Policy.

     In addition, the Code requires that the investments of the Separate Accounts be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Accounts, through the Portfolios, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     In General. PMLIC believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary.

     Federal, state and local transfer, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax adviser should be consulted on these consequences.

     Generally, the Owner will not be deemed to be in constructive receipt of the Policy Account Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

     Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years or seven years following a material change to the Policy. Certain changes in a Policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Owner should consult with a competent adviser to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

     - All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, are treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

     - Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed in same manner as surrenders and withdrawals.

     - A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

     Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.


     Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.


     Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

     Investment in the Policy. The Owner's investment in the Policy is generally the aggregate premium payments. When a distribution is taken from the Policy, the Owner's investment in the Policy is reduced by the amount of the distribution that is tax-free.

     Policy Loans. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, an Owner should consult a tax adviser as to the tax consequences.

     Multiple Policies. All Modified Endowment Contracts that are issued by PMLIC (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

     Accelerated Death Benefit Rider. The Federal income tax consequences associated with the Accelerated Death Benefit rider are uncertain. Owners should consult a qualified tax adviser about the consequences of requesting payment under this rider. (See p. 32 for more information regarding the Rider.)

SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS

     If a Policy is purchased by a pension or profit-sharing plan, or similar deferred compensation arrangement, the Federal, state and estate tax consequences could differ. A competent tax adviser should be consulted in connection with such a purchase.

     The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. PMLIC reports this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy Account Value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

SPECIAL RULES FOR 403(b) ARRANGEMENTS

     If a Policy is purchased in connection with a Section 403(b) tax-sheltered annuity program, the "Special Rules for Pension and Profit-Sharing Plans" discussed above may be applicable. In addition, premiums, distributions and other transactions with respect to the Policy must be administered, in coordination with Section 403(b) annuity, to comply with the requirements of
Section 403(b) of the Code. A competent tax adviser should be consulted.

BUSINESS USES OF THE POLICY

     Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If an Owner is purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, he or she should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

PMLIC'S TAXES

     Under current Federal income tax law, PMLIC is not taxed on the Separate Accounts' operations. Thus, currently PMLIC does not deduct charges from the Separate Accounts for its Federal income taxes. PMLIC reserves the right to charge the Separate Accounts for any future Federal income taxes that it may incur.

     Under current laws in several states, PMLIC may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, PMLIC may deduct charges for such taxes.

           POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS

     Policies may be acquired in conjunction with employee benefit plans ("EBS Policies"), including the funding of qualified pension plans meeting the requirements of Section 401 of the Code. For EBS Policies, the maximum mortality rates used to determine the monthly Cost of Insurance Charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these Tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Premium Class. (See "Monthly Deductions.") Illustrations reflecting the premiums and charges for EBS Policies will be provided upon request to purchasers of such Policies. There is no provision for misstatement of sex in the EBS Policies. Also, the rates used to determine the amount payable under a particular Settlement Option will be the same for male and female Insureds. (See "Settlement Options.")

              LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

     In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policies offered by this Prospectus (other than Policies issued in states which require "unisex" policies (currently Montana) and EBS Policies are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an EBS Policy is appropriate.

                                 VOTING RIGHTS


     All of the assets held in the Growth, Money Market, Bond, Aggressive Growth, and International Separate Accounts and the Subaccounts of the Variable Account will be invested in shares of corresponding portfolios of the Funds. (The organizational documents of the Trust do not contemplate meetings of holders of Trust units nor any action taken by vote of such holders). The Funds do not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever each Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund. PMLIC is the legal owner of Fund shares and as such has the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with its view of present applicable law, PMLIC will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Portfolio in accordance with instructions received from Owners. Fund shares held in each Separate Account or Subaccount for which no timely instructions from policyowners are received will be voted by PMLIC in the same proportion as those shares in that Separate Account or Subaccount for which instructions are received.


     Each Owner having a voting interest will be sent proxy material and a form for giving voting instructions. Owners may vote, by proxy or in person, only as to the Portfolios that correspond to the Separate Accounts or Subaccounts in which their Policy values are allocated. The number of shares held in each Separate Account or Subaccount attributable to a Policy for which the Owner may provide voting instructions will be determined by dividing the Policy's value in that account by the net asset value of one share of the corresponding Portfolio as of the record date for the shareholder meeting. Fractional shares will be counted. For each share of a Portfolio for which Owners have no interest, PMLIC will cast votes, for or against any matter, in the same proportion as Owners vote.

     If required by state insurance officials, PMLIC may disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Portfolios, or to approve or disapprove an investment policy or investment adviser of one or more of the Portfolios. In addition, PMLIC may disregard voting instructions in favor of changes initiated by an Owner or the Fund's Board of Directors provided that PMLIC's disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purposes, and the effect the change would have on PMLIC. If PMLIC does disregard voting instructions, it will advise Owners of that action and its reasons for such action in the next semi-annual report to Owners.

                   CHANGES TO THE SEPARATE ACCOUNTS OR FUNDS

CHANGES TO SEPARATE ACCOUNT OPERATIONS

     The voting rights described in this Prospectus are created under applicable Federal securities laws and regulations. If these laws or regulations change to eliminate the necessity to solicit voting instructions from Owners or restrict such voting rights, PMLIC reserves the right to proceed in accordance with any such changed laws or regulations.

     PMLIC also reserves the right, subject to compliance with applicable law, including approval of Owners, if so required: (1) to transfer assets supporting the Policies from one Subaccount to another or from the Variable Account to another Separate Account, (2) to create additional separate accounts, (3) to create additional Subaccounts, or combine or remove Subaccounts from the Variable Account or to create other separate accounts, or to combine any two or more Separate Accounts or Subaccounts, (4) to operate one or more of the Separate Accounts or Subaccounts as a management investment company under the 1940 Act, or in any other form permitted by law; (5) to deregister the unit investment trust under the 1940 Act; and (6) to modify the provisions of the Policies to comply with applicable laws.

CHANGES TO AVAILABLE PORTFOLIOS


     It is possible that PMLIC may determine that one or more of the Portfolios or a series of the Zero Coupon Trust may become unsuitable for investment by the corresponding Separate Account or Subaccount because of a change in investment policy, or a change in the tax laws, or because the shares or units are no longer available for investment or for any other reasonable cause. In that event, PMLIC may seek to substitute the shares of another Portfolio or of a Portfolio of a Fund not currently available under the Policies. If required by law, the approval of the SEC and possibly one or more state insurance departments would be obtained.


     Each of the Funds sells its shares to the Variable Account in accordance with the terms of a participation agreement between it and PMLIC. The termination provisions of those agreements vary. Should an agreement between PMLIC and a Fund terminate, the Variable Account will not be able to purchase additional shares of that Fund. In that event, Owners would no longer be able to allocate Policy Account Value or Net Premium Payments to Subaccounts investing in Portfolios of that Fund. Additionally, in certain circumstances, it is possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement between the Fund and PMLIC has not been terminated. In such an event, PMLIC will not be able to honor requests of Owners to allocate their Policy Account Value or Net Premium Payments to Subaccounts investing in shares of Portfolios of that Fund.

TERMINATION OF PARTICIPATION AGREEMENTS

     The participation agreements pursuant to which the Funds sell their shares to Subaccounts of the Variable Account contain varying provisions regarding termination. The following summarizes those provisions:

          The Alger American Fund. The Agreement with The Alger American Fund provides for termination: 1) by either party on 60 days written notice to the other; 2) by Alger if the Policies cease to qualify as annuity contracts or life insurance policies under the Code or the Policies are not registered, issued or sold in accordance with applicable laws; 3) by any party in the event of a material irreconcilable conflict; 4) by PMLIC in the event that formal proceedings are initiated against Alger or the distributor by the SEC or another regulator; 5) by PMLIC in the event the Portfolio or trust fails to meet the diversification requirements; 6) by PMLIC if shares are not reasonably available; 7) by PMLIC if shares of the Portfolio are not registered, issued or sold in accordance with applicable laws or applicable law precludes the use of such shares; 8) by PMLIC if Alger fails to qualify as a regulated investment company under Subchapter M of the Code; or 9) by

     Alger's principal underwriter if it determines that PMLIC has suffered a material adverse change in its business, operation, financial condition or prospects.

          Variable Insurance Products Fund and Variable Insurance Products Fund
     II. The Agreements provide for termination 1) upon six months' advance notice by either party, 2) at PMLIC's option if shares of the Fund are not reasonably available to meet requirements of the policies, 3) at PMLIC's option if shares of the Fund are not registered, issued, or sold in accordance with applicable laws, if the Fund ceases to qualify as a regulated investment company under the Code or for a Portfolio of the Fund in the event such Portfolio fails to meet diversification requirements under the Code, 4) at the option of the Fund or its principal underwriter if it determines that PMLIC has suffered material adverse changes in its business or financial condition or is subject to material adverse publicity, 5) at the option of PMLIC if the Fund has suffered material adverse changes in its business or financial condition or is a subject of material adverse publicity, or 6) at the option of the Fund or its principal underwriter if PMLIC decides to make another mutual fund available as a funding vehicle for its policies.

          Neuberger Berman Advisers Management Trust. This Agreement may be terminated by either party on six months' written notice to the other.

          Van Eck Worldwide Insurance Trust. The agreement with Van Eck Trust provides for termination 1) by PMLIC, Van Eck Trust or Van Eck Trust's Distributor upon six months prior written notice or in the event that formal proceedings are initiated against the other party by the SEC or another regulator, 2) by PMLIC or Van Eck Trust in the event that shares of Van Eck Trust subject to the agreement are not registered, offered or sold in conformity with applicable law or such law precludes the use of Trust shares, 3) by PMLIC upon reasonable notice if shares of one of the then available Portfolios of Van Eck Trust are not longer available or upon sixty days notice if PMLIC should substitute shares of another fund or Fund for those of Van Eck Trust, 4) by PMLIC if a Portfolio fails to meet the diversification and other requirements of the Internal Revenue Code, or PMLIC reasonably believes it may fail to do so, 5) upon assignment of the agreement unless both parties agree to the assignment in writing.

                        OFFICERS AND DIRECTORS OF PMLIC


                                                            PRINCIPAL OCCUPATION
          NAME AND POSITION*                             DURING THE PAST FIVE YEARS
          ------------------                             --------------------------
Robert W. Kloss
  President, Chief Executive
  Officer and Director.................  1996 to present -- President and Chief Executive Officer of PMLIC; 1994-1996 -- President and Chief Operating
                                         Officer of PMLIC; 1986-1994 -- President and Chief
                                         Executive Officer of Covenant Life Insurance Company.

Edward R. Book
  Director.............................  1995 to present -- Past-President and Consultant of Travel
  342 Lake Meade Drive                   Industry Association of America; 1996-1997 -- President of
  Berlin, PA 17316                       USA National Tourism Organization, Inc.;
                                         1989-1994 -- President of Travel Industry Association of
                                         America.

Dorothy M. Brown
  Director.............................  1999 to present -- Educational Consultant of The Kaludis
  16 Meredith Road                       Consulting Group; 1998-1999 -- Interim President of
  Wynnewood, PA 19096                    Allegheny University; 1994-1998 -- Educational Consultant
                                         of The Kaludis Consulting Group; 1992-1994 -- Interim
                                         President of the Pennsylvania Academy of the Fine Arts.

Robert J. Casale
  Director.............................  1997 to present -- Executive Consultant of Automatic Data
  2 Journal Square                       Processing, Inc.; 1988-1997 -- Group President/Brokerage
  Jersey City, NJ 07306                  Information Services Group of Automatic Data Processing
                                         Inc.

Nicholas DeBenedictis
  Director.............................  1993 to present -- Chairman of Philadelphia Suburban
  Philadelphia Suburban Corp.            Corporation.
  762 Lancaster Avenue
  Bryn Mawr, PA 19010

Philip C. Herr, II
  Director.............................  1961 to present -- Partner of Herr, Potts & Herr.
  Herr, Potts & Herr
  Strafford Office Building,
  Building #4
  175 Strafford Avenue, Suite 314
  Wayne, PA 19087

J. Richard Jones
  Director.............................  1998 to present -- Executive Managing Director
  1800 JFK Boulevard                     Insignia/ESG Jackson-Cross; 1981-1998 -- President and
  10th Floor                             Chief Executive Officer of Jackson-Cross Company.
  Philadelphia, PA 19103

John P. Neafsey
  Director.............................  1993 to present -- President of JN Associates.
  13 Valley Road
  So. Norwalk, CT 06854

Charles L. Orr
  Director.............................  1993 to present -- President and Chief Executive Officer
  Shaklee Corporation                    of Shaklee Corporation.
  Shaklee Terraces
  444 Market Street
  San Francisco, CA 94111

Donald A. Scott
  Director.............................  1998 to present -- Counsel, Morgan, Lewis and Bockius,
  714 West Mt. Airy Avenue               LLP; 1964-1998 -- Partner of Morgan, Lewis and Bockius,
  Philadelphia, PA 19119                 LLP.

                                                            PRINCIPAL OCCUPATION
          NAME AND POSITION*                             DURING THE PAST FIVE YEARS
          ------------------                             --------------------------
John J. F. Sherrerd
  Director.............................  1996 to present -- Corporate Director and Private
  One Tower Bridge                       Investor, Sherrerd & Company; 1969-1995 -- Partner of
  West Conshohocken, PA 19428            Miller, Anderson & Sherrerd.

Harold A. Sorgenti
  Director.............................  1997 to present -- General Partner at Sorgenti, Investment
  Mellon Center, Suite 1313              Partners; 1998 to present -- Chairman & CEO, SpecChem
  1735 Market Street                     International Holdings, LLC 1991-1997 -- Partner of The
  Philadelphia, PA 19103                 Freedom Group Partnership.

Alan F. Hinkle
  Executive Vice President
  and Chief Actuary....................  1996 to present -- Executive Vice President and Chief
                                         Actuary of PMLIC; 1974-1996 -- Vice President and
                                         Individual Actuary.

James G. Potter, Jr.
  Executive Vice President,
  General Counsel and Secretary........  1997 to present -- Executive Vice President, General
                                         Counsel & Secretary of PMLIC; 1989-1997 -- Chief Legal
                                         Officer of Prudential Banks.

Joan C. Tucker
  Executive Vice President,
  Corporate Operations.................  1996 to present -- Executive Vice President, Corporate
                                         Operations at PMLIC; 1996-Senior Vice President, Insurance
                                         Operations of PMLIC; 1993-1996 -- Vice President
                                         Individual Insurance Operations at PMLIC.

Mary Lynn Finelli
  Executive Vice President
  and Chief Financial Officer..........  1996 to present -- Executive Vice President and Chief
                                         Financial Officer of PMLIC; 1986-1996 -- Vice President
                                         and Controller of PMLIC.

J. Kevin McCarthy
  Executive Vice President
  and Chief Marketing Officer..........  1996 to present -- Executive Vice President and Chief
                                         Marketing Officer of PMLIC; 1995-Vice President, Variable
                                         Products at CNA Insurance Companies; 1992-1994 -- Vice
                                         President, Sales of PMLIC.

Mehran Assadi
  Executive Vice President
  and Chief Information Officer........  1998 to present -- Executive Vice President and Chief
                                         Information Officer of PMLIC; 1982-1998 -- Vice President,
                                         Technology and Business Development at St. Paul Company.

Linda M. Springer
  Vice President and Controller........  1996 to present -- Vice President and controller of PMLIC;
                                         1995-1996 -- Assistant Vice President and Actuary of
                                         PMLIC; 1992-1995 -- Actuary of PMLIC.

Rosanne Gatta
  Vice President and Treasurer.........  1994 to present -- Vice President and Treasurer of PMLIC;
                                         1985-1994 -- Assistant Vice President and Treasurer of
                                         PMLIC.


---------------
* Unless otherwise indicated, the address is 1050 Westlakes Drive, Berwyn, Pennsylvania 19312.

     A Fidelity Bond in the amount of $10 million covering PMLIC's officers and employees has been issued by Aetna Casualty and Surety Company.

                            DISTRIBUTION OF POLICIES



     Applications for the Policies are solicited by agents who are licensed by state insurance authorities to sell PMLIC's variable life insurance policies, and who are also registered representatives of 1717 Capital Management Company ("1717") or registered representatives of broker/dealers who have Selling Agreements with 1717 or registered representatives of broker/dealers who have Selling Agreements with such broker/dealers. 1717, whose address is Christiana Executive Campus, P.O. Box 15626, Wilmington, Delaware 19850, is a registered broker/dealer under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the National Association of Securities Dealers, Inc. (the "NASD"). 1717 was organized under the Laws of Pennsylvania on January 22, 1969, and is an indirect wholly-owned subsidiary of PMLIC. 1717 acts as the principal underwriter of the Policies (as well as other variable life policies) pursuant to an Underwriting Agreement to which the Accounts, 1717 and PMLIC are parties. 1717 is also the principal underwriter of variable annuity contracts issued by PMLIC and variable life insurance policies and variable annuity contracts issued by Provident Mutual Life and Annuity Company of America, a wholly-owned subsidiary of PMLIC. 1717 receives no compensation as principal underwriter of the Policies. 1717 has entered into a Selling Agreement with The Wolper Ross Corporation ("TWRC"), a registered broker/dealer under the 1934 Act and a member of the NASD, whereby registered representatives of TWRC will solicit applications for the Policy, under the terms of the Selling Agreement. TWRC may also enter into selling agreements with other broker/dealers with respect to distribution of the Policy. The Policies are offered and sold only in those states where their sale is lawful.


     The insurance underwriting and the determination of a proposed Insured's Premium Class and whether to accept or reject an application for a Policy is done by PMLIC. PMLIC will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the Free-Look provision.


     Agents are compensated for sales of the Policies on a commission and service fee basis and with other forms of compensation. During the first Policy Year, agent commissions will not be more than 40% of the premiums paid up to a target amount (used only to determine commission payments) and 5% of the premiums paid in excess of that amount. Agent commissions will not be more than 5% of premiums paid for Policy Years 2 through 10 and for years 11 and later, 2% of the premiums paid. However, for each premium received within 10 years following an increase in Face Amount, agent commissions on the premium paid up to the target amount for the increase in each year will be calculated using the commission rates for the corresponding Policy Year. Policy Year. Agents may also receive expense allowances. The agent may be required to return the first year commission less the deferred sales charge imposed if a Policy is not continued through the second Policy Year.


                                 POLICY REPORTS


     At least once each Policy Year a statement will be sent to the Owner describing the status of the Policy, including setting forth the Face Amount, the current Death Benefit, any Policy loans and accrued interest, the current Policy Account Value, the Guaranteed Account Value, the Loan Account Value, the value in each Separate Account, premiums paid since the last report, charges deducted since the last report, any partial withdrawals since the last report, and the current Net Cash Surrender Value. At the present time, PMLIC plans to send these Policy Statements on a monthly basis. In addition, a statement will be sent to an Owner showing the status of the Policy following the transfer of amounts from one Separate Account or Subaccount of a Separate Account to another (excluding automatic rebalancing of Policy Account Value), the taking a loan, a repayment of a loan, a partial withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment
Plan). An Owner may request that a similar report be prepared at other times. PMLIC may charge a reasonable fee for such requested reports and may limit the scope and frequency of such requested reports.


     An Owner will be sent a semi-annual report containing the financial statements of each Portfolio in which he or she is invested.

                            PREPARING FOR YEAR 2000

     Like all financial services providers, PMLIC and its affiliates utilize systems that may be affected by Year 2000 transition issues and they rely on service providers, including banks, custodians, administrators, and investment managers that also may be affected. PMLIC and its affiliates have developed, and are in the process of implementing, a Year 2000 transition plan, and are confirming that its service providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on PMLIC. However, as of the date of this prospectus, it is not anticipated that Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. PMLIC currently anticipates that their systems will be Year 2000 compliant on or about July 1, 1999 but there can be no assurance that PMLIC will be successful, or that interaction with other service providers will not impair PMLIC's services at that time.

                                STATE REGULATION

     PMLIC is subject to regulation and supervision by the Insurance Department of the State of Pennsylvania which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. A copy of the Policy form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Policies are sold. PMLIC is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations. There is litigation regarding the proposed conversion. (See Appendix C.)

                               LEGAL PROCEEDINGS

     PMLIC and its subsidiaries, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, PMLIC believes that as of the date of this Prospectus there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or PMLIC.

                                    EXPERTS

     The Financial Statements listed on Page F-1, have been included in this Prospectus, in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

     Actuarial matters included in the Prospectus have been examined by Scott V. Carney, FSA, MAAA, Vice President and Actuary of PMLIC, as stated in his opinion filed as an exhibit to the Registration Statement.

                                 LEGAL MATTERS

     Sutherland Asbill & Brennan LLP, of Washington, D.C. has provided advice relating to certain aspects of federal securities law applicable to the issue and sale of the Policies. James G. Potter, Jr., Esq., General Counsel of Provident Mutual Life Insurance Company, has provided advice on certain matters relating to the laws of Pennsylvania regarding the Policies and PMLIC's issuance of the Policies.

                                  DEFINITIONS


ATTAINED AGE..................   The Issue Age of the Insured plus the number of
                                 full Policy Years since the Policy Date.


BENEFICIARY...................   The person(s) or entity(ies) designated to
                                 receive all or some of the Insurance Proceeds when the Insured dies. The Beneficiary is designated in the application or if subsequently changed, as shown in the latest change filed with PMLIC. If no Beneficiary survives and unless otherwise provided, the Insured's estate will be the Beneficiary.

CASH SURRENDER VALUE..........   The Policy Account Value minus any applicable
                                 Surrender Charge or Additional Surrender
                                 Charge.

DEATH BENEFIT.................   Under Option A, the greater of the Face Amount
                                 or a percentage of the Policy Account Value on the date of death; under Option B, the greater of the Face Amount plus the Policy Account
                                 Value on the date of death, or a percentage of the Policy Account Value on the date of death.

DURATION......................   The number of full years the insurance has been
                                 in force -- for the Initial Face Amount, measured from the Policy Date; for any increase in Face Amount, measured from the effective date of such increase.

FACE AMOUNT...................   The Initial Face Amount plus any increases in
                                 Face Amount and minus any decreases in Face
                                 Amount.


FINAL POLICY DATE.............   The Policy Anniversary nearest Insured's
                                 Attained Age 95 at which time the Policy
                                 Account Value, if any, (less any outstanding
                                 Policy loan and accrued interest) will be paid to the Owner if the Insured is living. The
                                 Policy will end on the Final Policy Date.


GRACE PERIOD..................   The 61-day period allowed for payment of a
                                 premium following the date PMLIC mails notice of the amount required to keep the Policy in force.

GUIDELINE ANNUAL PREMIUM......   The "guideline annual premium" as defined in
                                 applicable regulations under the 1940 Act. It is approximately equal to the amount of premium that would be required on an annual basis to keep the Policy in force if the Policy had a mandatory fixed premium schedule assuming
                                 (among other things) a 5% net investment return.

INITIAL FACE AMOUNT...........   The Face Amount of the Policy on the Issue
                                 Date. The Face Amount may be increased or decreased after issue.

INSURANCE PROCEEDS............   The net amount to be paid to the Beneficiary
                                 when the Insured dies.

INSURED.......................   The person upon whose life the Policy is
                                 issued.

ISSUE AGE.....................   The age of the Insured at his or her birthday
                                 nearest the Policy Date. The Issue Age is stated in the Policy.

LOAN ACCOUNT..................   The account to which the collateral for the
                                 amount of any Policy loan is transferred from the Separate Accounts, Subaccounts and/or the Guaranteed Account.

MINIMUM FACE AMOUNT...........   For the first 10 Policy Years, for Issue Ages
                                 21-75, the Minimum Face Amount is $500,000; for the Issue Ages 1-21, $250,000. After the tenth
                                 Policy Year, the Minimum Face is $200,000.



MONTHLY DEDUCTIONS............   The amount deducted from the Policy Account
                                 Value on each Policy Processing Day. It
                                 includes the Monthly Administrative Charge, the Initial Administrative Charge, the Monthly Cost of Insurance Charge, and the monthly cost of any benefits provided by riders.


NET AMOUNT AT RISK............   The amount by which the Death Benefit exceeds
                                 the Policy Account Value.

NET CASH SURRENDER VALUE......   The Cash Surrender Value minus any outstanding
                                 Policy loans and accrued interest.


NET PREMIUMS..................   The remainder of a premium after the deduction
                                 of the Premium Tax Charge.


OWNER.........................   The person(s) or entity(ies) entitled to
                                 exercise the rights granted in the Policy.

PLANNED PERIODIC PREMIUM......   The premium amount which the Owner plans to pay
                                 at the frequency selected. The Owner is
                                 entitled to receive a reminder notice and change the amount of the Planned Periodic
                                 Premium. The Owner is not required to pay the Planned Periodic Premium.

POLICY ACCOUNT VALUE..........   The sum of the Policy's values in the Separate
                                 Accounts, the Guaranteed Account, and the Loan
                                 Account.

POLICY ANNIVERSARY............   The same day and month as the Policy Date in
                                 each later year.

POLICY DATE...................   The date set forth in the Policy that is used
                                 to determine Policy Years and Policy Processing
                                 Days. The Policy Date is generally the same as the Issue Date but may be another date mutually agreed upon by PMLIC and the proposed Insured.

POLICY ISSUE DATE.............   The date on which the Policy is issued. It is
                                 used to measure suicide and contestable
                                 periods.

POLICY PROCESSING DAY.........   The day in each calendar month which is the
                                 same day of the month as the Policy Date. The first Policy Processing Day is the Policy Date.

POLICY YEAR...................   A year that starts on the Policy Date or on a
                                 Policy Anniversary.


PREMIUM CLASS.................   The classification of the Insured for cost of
                                 insurance purposes. The classes are: standard;
                                 with extra rating, non-smoker; nonsmoker with extra rating.



PREMIUM TAX CHARGE............   The amount deducted from a premium payment
                                 which consists of the Premium Tax Charge.



SUBACCOUNT....................   A division of the Provident Mutual Variable
                                 Separate Account. The assets of each Subaccount are invested exclusively in a corresponding
                                 Portfolio that is part of one of the Funds.



SURRENDER CHARGE..............   The amount deducted from the Policy Account
                                 Value upon lapse or surrender of the Policy during the first 10 Policy Years. A pro-rata Surrender Charge will be deducted upon a decrease in the Initial Face Amount during the first 10 Policy Years. The Maximum
                                 Surrender Charge is shown in the Policy. The
                                 Surrender Charge is determined separately from the Additional Surrender Charge.


TARGET PREMIUM................   An amount of premium payments, computed
                                 separately for each increment of Face Amount, used to compute Surrender Charges and Additional Surrender Charges.

VALUATION DAY.................   Each day that the New York Stock Exchange is
                                 open for business and any other day on which there is a sufficient degree of trading with respect to a Separate Account's portfolio of securities to materially affect the value of that Separate Account.

VALUATION PERIOD..............   The time between two successive Valuation Days.
                                 Each Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

                              FINANCIAL STATEMENTS

     The financial statements of PMLIC included herein should be distinguished from the financial statements of the Separate Accounts and should be considered only as bearing upon the ability of PMLIC to meet its obligations under the Policies.

                         INDEX TO FINANCIAL STATEMENTS

Provident Mutual Variable Growth Separate Account, Provident
  Mutual Variable Money Market Separate Account, Provident
  Mutual Variable Bond Separate Account, Provident Mutual
  Variable Managed Separate Account, Provident Mutual
  Variable Zero Coupon Bond Separate Account, Provident
  Mutual Variable Aggressive Growth Separate Account,
  Provident Mutual Variable International Separate Account
  and Provident Mutual Variable Separate Account.
     Report of Independent Accountants......................   F-2
     Statements of Assets and Liabilities, December 31,
      1998..................................................   F-3
     Statements of Operations for the Years Ended December
      31, 1998, 1997 and 1996...............................   F-9
     Statements of Changes in Net Assets for the Years Ended
      December 31, 1998, 1997, and 1996.....................  F-25
     Notes to Financial Statements..........................  F-41
Provident Mutual Life Insurance Company and Subsidiaries
     Report of Independent Accountants......................  F-62
     Consolidated Statements of Financial Condition,
      December 31, 1998 and 1997............................  F-63
     Consolidated Statements of Operations for the Years
      Ended December 31, 1998, 1997 and 1996................  F-64
     Consolidated Statements of Equity for the Years Ended
      December 31, 1998, 1997 and 1996......................  F-65
     Consolidated Statements of Cash Flows for the Years
      Ended December 31, 1998, 1997 and 1996................  F-66
     Notes to Consolidated Financial Statements.............  F-67

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Report of Independent Accountants

--------------------------------------------------------------------------------

To the Policyholders and
  Board of Directors of
Provident Mutual Life Insurance
  Company

In our opinion, the accompanying statements of assets and liabilities of the Provident Mutual Variable Separate Accounts (Growth, Money Market, Bond, Managed, Aggressive Growth, International, Zero Coupon Bond and Variable, comprising twenty-nine subaccounts, hereafter collectively referred to as the "Separate Accounts") and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of the Separate Accounts at December 31, 1998, and the results of their operations and changes in their net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the management of the Separate Accounts; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the transfer agents, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Philadelphia, Pennsylvania
February 26, 1999

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1998

--------------------------------------------------------------------------------

                                                            MONEY                                  AGGRESSIVE
                                             GROWTH        MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                            SEPARATE      SEPARATE      SEPARATE      SEPARATE      SEPARATE       SEPARATE
                                            ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Market Street Fund,
  Inc., at market value:
  Growth Portfolio......................  $231,851,679
  Money Market Portfolio................                 $30,943,288
  Bond Portfolio........................                               $15,358,404
  Managed Portfolio.....................                                             $41,054,533
  Aggressive Growth Portfolio...........                                                           $38,952,929
  International Portfolio...............                                                                          $43,955,061
Dividends receivable....................                     125,259
Receivable from Provident Mutual Life
  Insurance Company.....................                   1,853,985
                                          ------------   -----------   -----------   -----------   -----------    -----------
Total Assets............................   231,851,679    32,922,532    15,358,404    41,054,533    38,952,929     43,955,061
                                          ------------   -----------   -----------   -----------   -----------    -----------
LIABILITIES
Payable to Provident Mutual Life
  Insurance Company.....................       119,196                      16,436        21,560
                                          ------------   -----------   -----------   -----------   -----------    -----------
NET ASSETS..............................  $231,732,483   $32,922,532   $15,341,968   $41,032,973   $38,952,929    $43,955,061
                                          ============   ===========   ===========   ===========   ===========    ===========
Held for the benefit of policyholders...  $231,616,771   $32,846,709   $15,306,118   $40,957,846   $38,867,670    $43,882,724
Attributable to Provident Mutual Life
  Insurance Company.....................       115,712        75,823        35,850        75,127        85,259         72,337
                                          ------------   -----------   -----------   -----------   -----------    -----------
                                          $231,732,483   $32,922,532   $15,341,968   $41,032,973   $38,952,929    $43,955,061
                                          ============   ===========   ===========   ===========   ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1998

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------
                                                               ALL PRO      ALL PRO      ALL PRO      ALL PRO
                                                              LARGE CAP    LARGE CAP    SMALL CAP    SMALL CAP
                                                                GROWTH       VALUE        GROWTH       VALUE
                                                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Market Street Fund, Inc., at market value:
  All Pro Large Cap Growth Portfolio........................  $4,269,333
  All Pro Large Cap Value Portfolio.........................               $3,495,676
  All Pro Small Cap Growth Portfolio........................                            $4,537,359
  All Pro Small Cap Value Portfolio.........................                                         $3,153,886
Receivable from Provident Mutual Life Insurance Company.....                               30,000
                                                              ----------   ----------   ----------   ----------
NET ASSETS..................................................  $4,269,333   $3,495,676   $4,567,359   $3,153,886
                                                              ==========   ==========   ==========   ==========
Held for the benefit of policyholders.......................  $4,204,339   $3,466,078   $4,538,305   $3,123,304
Attributable to Provident Mutual Life Insurance Company.....     64,994       29,598       29,054        30,582
                                                              ----------   ----------   ----------   ----------
                                                              $4,269,333   $3,495,676   $4,567,359   $3,153,886
                                                              ==========   ==========   ==========   ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1998

--------------------------------------------------------------------------------

                                                              ZERO COUPON BOND
                                                              SEPARATE ACCOUNT
------------------------------------------------------------------------------
                                                                2006 SERIES
                                                                 SUBACCOUNT
------------------------------------------------------------------------------
ASSETS
Investment in the Stripped ("Zero") U.S. Treasury Securities
  Fund, Provident Mutual Series A, at market value:
  2006 Series...............................................    $12,448,796
Receivable from Provident Mutual Life Insurance Company.....        140,496
                                                                -----------
NET ASSETS..................................................    $12,589,292
                                                                ===========
Held for the benefit of policyholders.......................    $12,532,506
Attributable to Provident Mutual Life Insurance Company.....         56,786
                                                                -----------
                                                                $12,589,292
                                                                ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1998

--------------------------------------------------------------------------------

                                                                       VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
                                              FIDELITY                   FIDELITY                  FIDELITY
                                              EQUITY-       FIDELITY       HIGH       FIDELITY       ASSET       FIDELITY
                                               INCOME        GROWTH       INCOME      OVERSEAS      MANAGER     INDEX 500
                                             SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Variable Insurance
  Products Fund, at market value:
  Equity-Income Portfolio.................  $121,049,822
  Growth Portfolio........................                $168,739,937
  High Income Portfolio...................                              $18,909,708
  Overseas Portfolio......................                                           $34,695,793
Investment in the Variable Insurance
  Products Fund II, at market value:
  Asset Manager Portfolio.................                                                        $50,171,333
  Index 500 Portfolio.....................                                                                     $130,785,727
                                            ------------  ------------  -----------  -----------  -----------  ------------
NET ASSETS................................  $121,049,822  $168,739,937  $18,909,708  $34,695,793  $50,171,333  $130,785,727
                                            ============  ============  ===========  ===========  ===========  ============
Held for the benefit of policyholders.....  $121,007,599  $168,638,344  $18,873,226  $34,624,408  $50,101,608  $130,732,808
Attributable to Provident Mutual Life
  Insurance Company.......................        42,223       101,593       36,482       71,385       69,725        52,919
                                            ------------  ------------  -----------  -----------  -----------  ------------
                                            $121,049,822  $168,739,937  $18,909,708  $34,695,793  $50,171,333  $130,785,727
                                            ============  ============  ===========  ===========  ===========  ============

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1998

--------------------------------------------------------------------------------

                                                                        VARIABLE SEPARATE ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                     NEUBERGER
                                             FIDELITY                   NEUBERGER     NEUBERGER      & BERMAN      NEUBERGER
                                            INVESTMENT     FIDELITY      & BERMAN     & BERMAN        LIMITED       & BERMAN
                                            GRADE BOND    CONTRAFUND     BALANCED      GROWTH      MATURITY BOND    PARTNERS
                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Variable Insurance
  Products Fund II, at market value:
  Investment Grade Bond Portfolio.........  $13,990,631
  Contrafund Portfolio....................                $46,177,083
Investment in the Neuberger & Berman
  Advisers Management Trust, at market
  value:
  Balanced Portfolio......................                              $7,496,735
  Growth Portfolio........................                                           $30,177,810
  Limited Maturity Bond Portfolio.........                                                          $6,584,164
  Partners Portfolio......................                                                                         $1,721,436
                                            -----------   -----------   ----------   -----------    ----------     ----------
NET ASSETS................................  $13,990,631   $46,177,083   $7,496,735   $30,177,810    $6,584,164     $1,721,436
                                            ===========   ===========   ==========   ===========    ==========     ==========
Held for the benefit of policyholders.....  $13,976,219   $46,145,432   $7,453,681   $30,129,705    $6,551,606     $1,697,998
Attributable to Provident Mutual Life
  Insurance Company.......................      14,412         31,651      43,054         48,105        32,558         23,438
                                            -----------   -----------   ----------   -----------    ----------     ----------
                                            $13,990,631   $46,177,083   $7,496,735   $30,177,810    $6,584,164     $1,721,436
                                            ===========   ===========   ==========   ===========    ==========     ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1998

--------------------------------------------------------------------------------

                                                                        VARIABLE SEPARATE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
                                              AMERICAN                                 VAN ECK      VAN ECK         ALGER
                                             CENTURY VP     VAN ECK       VAN ECK     WORLDWIDE    WORLDWIDE       AMERICAN
                                              CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING       REAL          SMALL
                                            APPRECIATION      BOND      HARD ASSETS    MARKETS       ESTATE     CAPITALIZATION
                                             SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in American Century Variable
  Portfolios, Inc., at market value:
  American Century VP Capital Appreciation
    Portfolio.............................   $7,579,347
Investment in the Van Eck Worldwide
  Insurance Trust, at market value:
  Van Eck Worldwide Bond Portfolio........                 $5,706,713
  Van Eck Worldwide Hard Assets
    Portfolio.............................                              $2,068,288
  Van Eck Worldwide Emerging Markets
    Portfolio.............................                                            $6,233,056
  Van Eck Worldwide Real Estate
    Portfolio.............................                                                          $441,930
Investment in the Alger American Fund, at
  market value:
  Alger American Small Capitalization
    Portfolio.............................                                                                       $28,994,535
                                             ----------    ----------   ----------    ----------    --------     -----------
NET ASSETS................................   $7,579,347    $5,706,713   $2,068,288    $6,233,056    $441,930     $28,994,535
                                             ==========    ==========   ==========    ==========    ========     ===========
Held for the benefit of policyholders.....   $7,547,518    $5,680,732   $2,039,915    $6,174,839    $417,733     $28,938,135
Attributable to Provident Mutual Life
  Insurance Company.......................       31,829       25,981        28,373       58,217       24,197          56,400
                                             ----------    ----------   ----------    ----------    --------     -----------
                                             $7,579,347    $5,706,713   $2,068,288    $6,233,056    $441,930     $28,994,535
                                             ==========    ==========   ==========    ==========    ========     ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                              MONEY                                AGGRESSIVE
                                                GROWTH        MARKET        BOND       MANAGED       GROWTH      INTERNATIONAL
                                               SEPARATE      SEPARATE     SEPARATE     SEPARATE     SEPARATE       SEPARATE
                                                ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT       ACCOUNT        ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends...................................  $ 3,379,864   $1,332,049   $  820,143   $1,224,452   $   281,744    $  296,331
EXPENSES
Mortality and expense risks.................    1,369,021      176,853       95,234      243,226       251,275       296,668
Operating expense reimbursement.............       (4,864)                   (1,300)
                                              -----------   ----------   ----------   ----------   -----------    ----------
Total expenses..............................    1,364,157      176,853       93,934      243,226       251,275       296,668
                                              -----------   ----------   ----------   ----------   -----------    ----------
Net investment income.......................    2,015,707    1,155,196      726,209      981,226        30,469          (337)
                                              -----------   ----------   ----------   ----------   -----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested......   27,569,753                     2,080    1,742,752     2,689,649     2,692,126
Net realized gain (loss) from redemption of
  investment shares.........................    3,562,099                   (13,248)     807,777     1,378,531       557,059
                                              -----------   ----------   ----------   ----------   -----------    ----------
Net realized gain (loss) on investments.....   31,131,852                   (11,168)   2,550,529     4,068,180     3,249,185
                                              -----------   ----------   ----------   ----------   -----------    ----------
Net unrealized appreciation of investments:
  Beginning of year.........................   49,936,122                   545,131    8,084,445     9,124,521     3,573,814
  End of year...............................   43,642,825                   888,223    8,871,564     7,593,499     3,974,294
                                              -----------   ----------   ----------   ----------   -----------    ----------
Net unrealized appreciation (depreciation)
  of investments during the year............   (6,293,297)                  343,092      787,119    (1,531,022)      400,480
                                              -----------   ----------   ----------   ----------   -----------    ----------
Net realized and unrealized gain on
  investments...............................   24,838,555                   331,924    3,337,648     2,537,158     3,649,665
                                              -----------   ----------   ----------   ----------   -----------    ----------
Net increase in net assets resulting from
  operations................................  $26,854,262   $1,155,196   $1,058,133   $4,318,874   $ 2,567,627    $3,649,328
                                              ===========   ==========   ==========   ==========   ===========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------
                                                               ALL PRO      ALL PRO      ALL PRO      ALL PRO
                                                              LARGE CAP    LARGE CAP    SMALL CAP    SMALL CAP
                                                                GROWTH       VALUE        GROWTH       VALUE
                                                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends...................................................
EXPENSES
Mortality and expense risks.................................   $ 10,444     $  7,828     $  8,535     $  6,110
                                                               --------     --------     --------     --------
Total expenses..............................................     10,444        7,828        8,535        6,110
                                                               --------     --------     --------     --------
Net investment loss.........................................    (10,444)      (7,828)      (8,535)      (6,110)
                                                               --------     --------     --------     --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain distributions reinvested......................
Net realized gain (loss) from redemption of investment
  shares....................................................    114,538        1,976      (75,896)     (65,921)
                                                               --------     --------     --------     --------
Net realized gain (loss) on investments.....................    114,538        1,976      (75,896)     (65,921)
                                                               --------     --------     --------     --------
Net unrealized appreciation of investments:
  Beginning of year.........................................
  End of year...............................................    511,417      139,747      403,798       13,283
                                                               --------     --------     --------     --------
Net unrealized appreciation of investments during the
  year......................................................    511,417      139,747      403,798       13,283
                                                               --------     --------     --------     --------
Net realized and unrealized gain (loss) on investments......    625,955      141,723      327,902      (52,638)
                                                               --------     --------     --------     --------
Net increase (decrease) in net assets resulting from
  operations................................................   $615,511     $133,895     $319,367     $(58,748)
                                                               ========     ========     ========     ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                              ZERO COUPON BOND
                                                              SEPARATE ACCOUNT
------------------------------------------------------------------------------
                                                                2006 SERIES
                                                                 SUBACCOUNT
------------------------------------------------------------------------------
EXPENSES
Mortality and expense risks.................................     $   73,516
Asset charge................................................         26,330
                                                                 ----------
Net investment loss.........................................        (99,846)
                                                                 ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from redemption of investment shares......        570,514
                                                                 ----------
Net realized gain on investments............................        570,514
                                                                 ----------
Net unrealized appreciation of investments:
  Beginning of year.........................................      1,354,882
  End of year...............................................      2,163,181
                                                                 ----------
Net unrealized appreciation of investments during the
  year......................................................        808,299
                                                                 ----------
Net realized and unrealized gain on investments.............      1,378,813
                                                                 ----------
Net increase in net assets resulting from operations........     $1,278,967
                                                                 ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                        VARIABLE SEPARATE ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
                                              FIDELITY                    FIDELITY                   FIDELITY
                                               EQUITY-      FIDELITY        HIGH        FIDELITY      ASSET       FIDELITY
                                               INCOME        GROWTH        INCOME       OVERSEAS     MANAGER      INDEX 500
                                             SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..................................  $ 1,342,651   $   570,939   $ 1,128,406   $ 501,316    $1,342,461   $   902,884
EXPENSES
Mortality and expense risks................      750,572       927,027       129,187     208,755      318,489        693,688
                                             -----------   -----------   -----------   ----------   ----------   -----------
Net investment income (loss)...............      592,079      (356,088)      999,219     292,561    1,023,972        209,196
                                             -----------   -----------   -----------   ----------   ----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.....    4,778,257    14,934,573       717,008   1,477,561    4,027,382      2,091,239
Net realized gain from redemption of
  investment shares........................    2,849,171     5,521,995       132,632   1,720,249      834,620      1,946,503
                                             -----------   -----------   -----------   ----------   ----------   -----------
Net realized gain on investments...........    7,627,428    20,456,568       849,640   3,197,810    4,862,002      4,037,742
                                             -----------   -----------   -----------   ----------   ----------   -----------
Net unrealized appreciation (depreciation)
  of investments:
  Beginning of year........................   20,932,815    27,530,683     1,485,682   2,054,866    7,028,980     15,712,282
  End of year..............................   23,637,997    52,781,625    (1,380,446)  1,662,167    7,302,249     35,771,600
                                             -----------   -----------   -----------   ----------   ----------   -----------
Net unrealized appreciation (depreciation)
  of investments during the year...........    2,705,182    25,250,942    (2,866,128)   (392,699)     273,269     20,059,318
                                             -----------   -----------   -----------   ----------   ----------   -----------
Net realized and unrealized gain (loss) on
  investments..............................   10,332,610    45,707,510    (2,016,488)  2,805,111    5,135,271     24,097,060
                                             -----------   -----------   -----------   ----------   ----------   -----------
Net increase (decrease) in net assets
  resulting from operations................  $10,924,689   $45,351,422   $(1,017,269)  $3,097,672   $6,159,243   $24,306,256
                                             ===========   ===========   ===========   ==========   ==========   ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                     VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
                                          FIDELITY                 NEUBERGER &   NEUBERGER &    NEUBERGER &     NEUBERGER &
                                         INVESTMENT    FIDELITY      BERMAN        BERMAN      BERMAN LIMITED     BERMAN
                                         GRADE BOND   CONTRAFUND    BALANCED       GROWTH      MATURITY BOND     PARTNERS
                                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..............................   $399,467    $ 185,502    $  156,692                     $277,191
EXPENSES
Mortality and expense risks............     73,292      238,056        48,283    $  192,792         36,204        $ 3,466
                                          --------    ----------   ----------    -----------      --------        -------
Net investment income (loss)...........    326,175      (52,554)      108,409      (192,792)       240,987         (3,466)
                                          --------    ----------   ----------    -----------      --------        -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Realized gain distributions
  reinvested...........................     47,394    1,364,768     1,100,579     7,126,749
Net realized gain (loss) from
  redemption of investment shares......    133,347    2,635,800      (109,169)      268,551        (32,935)        (5,901)
                                          --------    ----------   ----------    -----------      --------        -------
Net realized gain (loss) on
  investments..........................    180,741    4,000,568       991,410     7,395,300        (32,935)        (5,901)
                                          --------    ----------   ----------    -----------      --------        -------
Net unrealized appreciation of
  investments:
  Beginning of year....................    401,371    3,332,605       595,317     4,238,015         86,785
  End of year..........................    688,242    8,740,185       277,919       829,761         56,889         62,679
                                          --------    ----------   ----------    -----------      --------        -------
Net unrealized appreciation
  (depreciation) of investments during
  the year.............................    286,871    5,407,580      (317,398)   (3,408,254)       (29,896)        62,679
                                          --------    ----------   ----------    -----------      --------        -------
Net realized and unrealized gain (loss)
  on investments.......................    467,612    9,408,148       674,012     3,987,046        (62,831)        56,778
                                          --------    ----------   ----------    -----------      --------        -------
Net increase in net assets resulting
  from operations......................   $793,787    $9,355,594   $  782,421    $3,794,254       $178,156        $53,312
                                          ========    ==========   ==========    ===========      ========        =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
                                               AMERICAN                                  VAN ECK
                                              CENTURY VP     VAN ECK       VAN ECK      WORLDWIDE      VAN ECK     ALGER AMERICAN
                                               CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING      WORLDWIDE        SMALL
                                             APPRECIATION      BOND      HARD ASSETS     MARKETS     REAL ESTATE   CAPITALIZATION
                                              SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..................................                  $ 40,647    $   16,113    $    54,397
EXPENSES
Mortality and expense risks................  $    53,235       34,811        16,990         43,590    $  1,150       $  159,984
                                             -----------     --------    -----------   -----------    --------       ----------
Net investment income (loss)...............      (53,235)       5,836          (877)        10,807      (1,150)        (159,984)
                                             -----------     --------    -----------   -----------    --------       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.....      422,956                    395,670         48,353                    2,950,817
Net realized gain (loss) from redemption of
  investment shares........................     (698,102)      38,421      (213,306)      (421,210)     (8,482)         199,222
                                             -----------     --------    -----------   -----------    --------       ----------
Net realized gain (loss) on investments....     (275,146)      38,421       182,364       (372,857)     (8,482)       3,150,039
                                             -----------     --------    -----------   -----------    --------       ----------
Net unrealized appreciation (depreciation)
  of investments:
  Beginning of year........................   (1,024,766)      61,527       (31,204)    (1,437,453)                   1,324,974
  End of year..............................     (901,802)     590,559    (1,136,100)    (3,646,142)    (12,423)       1,898,815
                                             -----------     --------    -----------   -----------    --------       ----------
Net unrealized appreciation (depreciation)
  of investments during the year...........      122,964      529,032    (1,104,896)    (2,208,689)    (12,423)         573,841
                                             -----------     --------    -----------   -----------    --------       ----------
Net realized and unrealized gain (loss) on
  investments..............................     (152,182)     567,453      (922,532)    (2,581,546)    (20,905)       3,723,880
                                             -----------     --------    -----------   -----------    --------       ----------
Net increase (decrease) in net assets
  resulting from operations................  $  (205,417)    $573,289    $ (923,409)   $(2,570,739)   $(22,055)      $3,563,896
                                             ===========     ========    ===========   ===========    ========       ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                               MONEY                                AGGRESSIVE
                                                 GROWTH        MARKET        BOND       MANAGED       GROWTH     INTERNATIONAL
                                                SEPARATE      SEPARATE     SEPARATE     SEPARATE     SEPARATE      SEPARATE
                                                 ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT        ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends....................................  $ 3,927,765   $1,265,663   $  727,891   $1,112,725   $  248,042    $  268,402
EXPENSES
Mortality and expense risks..................    1,171,607      170,118       78,010      208,655      202,951       251,580
Operating expense reimbursement..............       (3,041)         (40)      (1,390)
                                               -----------   ----------   ----------   ----------   ----------    ----------
Total expenses...............................    1,168,566      170,078       76,620      208,655      202,951       251,580
                                               -----------   ----------   ----------   ----------   ----------    ----------
Net investment income........................    2,759,199    1,095,585      651,271      904,070       45,091        16,822
                                               -----------   ----------   ----------   ----------   ----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.......   19,579,907                                242,281       49,195     2,101,304
Net realized gain (loss) from redemption of
  investment shares..........................    4,127,983                    (7,292)     956,474      577,435       504,035
                                               -----------   ----------   ----------   ----------   ----------    ----------
Net realized gain (loss) on investments......   23,707,890                    (7,292)   1,198,755      626,630     2,605,339
                                               -----------   ----------   ----------   ----------   ----------    ----------
Net unrealized appreciation of investments:
  Beginning of year..........................   36,782,658                   143,144    4,034,365    4,227,761     3,295,188
  End of year................................   49,936,122                   545,131    8,084,445    9,124,521     3,573,814
                                               -----------   ----------   ----------   ----------   ----------    ----------
Net unrealized appreciation of investments
  during the year............................   13,153,464                   401,987    4,050,080    4,896,760       278,626
                                               -----------   ----------   ----------   ----------   ----------    ----------
Net realized and unrealized gain on
  investments................................   36,861,354                   394,695    5,248,835    5,523,390     2,883,965
                                               -----------   ----------   ----------   ----------   ----------    ----------
Net increase in net assets resulting from
  operations.................................  $39,620,553   $1,095,585   $1,045,966   $6,152,905   $5,568,481    $2,900,787
                                               ===========   ==========   ==========   ==========   ==========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                              ZERO COUPON BOND
                                                              SEPARATE ACCOUNT
------------------------------------------------------------------------------
                                                                2006 SERIES
                                                                 SUBACCOUNT
------------------------------------------------------------------------------
EXPENSES
Mortality and expense risks.................................     $   47,810
Asset charge................................................         17,446
                                                                 ----------
Net investment loss.........................................        (65,256)
                                                                 ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from redemption of investment shares......        240,323
                                                                 ----------
Net realized gain on investments............................        240,323
                                                                 ----------
Net unrealized appreciation of investments:
  Beginning of year.........................................        744,136
  End of year...............................................      1,354,882
                                                                 ----------
Net unrealized appreciation of investments during the
  year......................................................        610,746
                                                                 ----------
Net realized and unrealized gain on investments.............        851,069
                                                                 ----------
Net increase in net assets resulting from operations........     $  785,813
                                                                 ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                             VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
                                                    FIDELITY                    FIDELITY                  FIDELITY
                                                     EQUITY-      FIDELITY        HIGH       FIDELITY      ASSET       FIDELITY
                                                     INCOME        GROWTH        INCOME      OVERSEAS     MANAGER      INDEX 500
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends........................................  $ 1,044,885   $   527,324   $ 626,782    $ 290,204    $1,122,466   $   358,610
EXPENSES
Mortality and expense risks......................      533,228       649,048      80,380      144,312      255,690        355,997
                                                   -----------   -----------   ----------   ----------   ----------   -----------
Net investment income (loss).....................      511,657      (121,724)    546,402      145,892      866,776          2,613
                                                   -----------   -----------   ----------   ----------   ----------   -----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS
Realized gain distributions reinvested...........    5,253,449     2,887,725      77,467    1,152,021    2,815,676        727,665
Net realized gain from redemption of investment
  shares.........................................      965,614     1,224,507     123,771      156,064      391,666        814,167
                                                   -----------   -----------   ----------   ----------   ----------   -----------
Net realized gain on investments.................    6,219,063     4,112,232     201,238    1,308,085    3,207,342      1,541,832
                                                   -----------   -----------   ----------   ----------   ----------   -----------
Net unrealized appreciation of investments:
  Beginning of year..............................    9,654,194    12,974,029     471,856    1,745,917    4,535,884      4,431,677
  End of year....................................   20,932,815    27,530,683   1,485,682    2,054,866    7,028,980     15,712,282
                                                   -----------   -----------   ----------   ----------   ----------   -----------
Net unrealized appreciation of investments during
  the year.......................................   11,278,621    14,556,654   1,013,826      308,949    2,493,096     11,280,605
                                                   -----------   -----------   ----------   ----------   ----------   -----------
Net realized and unrealized gain on
  investments....................................   17,497,684    18,668,886   1,215,064    1,617,034    5,700,438     12,822,437
                                                   -----------   -----------   ----------   ----------   ----------   -----------
Net increase in net assets resulting from
  operations.....................................  $18,009,341   $18,547,162   $1,761,466   $1,762,926   $6,567,214   $12,825,050
                                                   ===========   ===========   ==========   ==========   ==========   ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
                                                      FIDELITY                 NEUBERGER    NEUBERGER       NEUBERGER
                                                     INVESTMENT    FIDELITY     & BERMAN     & BERMAN    & BERMAN LIMITED
                                                     GRADE BOND   CONTRAFUND    BALANCED      GROWTH      MATURITY BOND
                                                     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..........................................   $307,980    $  64,609     $ 77,242                     $153,994
EXPENSES
Mortality and expense risks........................     43,496      116,135       36,171    $ 146,708          23,036
                                                      --------    ----------    --------    ----------       --------
Net investment income (loss).......................    264,484      (51,526)      41,071     (146,708)        130,958
                                                      --------    ----------    --------    ----------       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.............                 170,752      198,255    1,531,297
Net realized gain (loss) from redemption of
  investment shares................................      2,841      199,925      106,220      611,229          (6,752)
                                                      --------    ----------    --------    ----------       --------
Net realized gain (loss) on investments............      2,841      370,677      304,475    2,142,526          (6,752)
                                                      --------    ----------    --------    ----------       --------
Net unrealized appreciation of investments:
  Beginning of year................................    155,266      477,324       71,201    1,243,267          19,157
  End of year......................................    401,371    3,332,605      595,317    4,238,015          86,785
                                                      --------    ----------    --------    ----------       --------
Net unrealized appreciation of investments during
  the year.........................................    246,105    2,855,281      524,116    2,994,748          67,628
                                                      --------    ----------    --------    ----------       --------
Net realized and unrealized gain on investments....    248,946    3,225,958      828,591    5,137,274          60,876
                                                      --------    ----------    --------    ----------       --------
Net increase in net assets resulting from
  operations.......................................   $513,430    $3,174,432    $869,662    $4,990,566       $191,834
                                                      ========    ==========    ========    ==========       ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                               VARIABLE SEPARATE ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
                                                           AMERICAN                                  VAN ECK
                                                          CENTURY VP     VAN ECK       VAN ECK      WORLDWIDE    ALGER AMERICAN
                                                           CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING         SMALL
                                                         APPRECIATION      BOND      HARD ASSETS     MARKETS     CAPITALIZATION
                                                          SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..............................................                  $105,223     $  45,568    $     9,541
EXPENSES
Mortality and expense risks............................  $    56,416       25,359        12,555         31,122     $   90,562
                                                         -----------     --------     ---------    -----------     ----------
Net investment income (loss)...........................      (56,416)      79,864        33,013        (21,581)       (90,562)
                                                         -----------     --------     ---------    -----------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain distributions reinvested.................      171,163                     33,634                       449,342
Net realized gain (loss) from redemption of investment
  shares...............................................      (90,120)      12,516        61,163         82,065         11,202
                                                         -----------     --------     ---------    -----------     ----------
Net realized gain on investments.......................       81,043       12,516        94,797         82,065        460,544
                                                         -----------     --------     ---------    -----------     ----------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of year....................................     (633,726)      70,532       187,278         90,708        173,011
  End of year..........................................   (1,024,766)      61,527       (31,204)    (1,437,453)     1,324,974
                                                         -----------     --------     ---------    -----------     ----------
Net unrealized appreciation (depreciation) of
  investments during the year..........................     (391,040)      (9,005)     (218,482)    (1,528,161)     1,151,963
                                                         -----------     --------     ---------    -----------     ----------
Net realized and unrealized gain (loss) on
  investments..........................................     (309,997)       3,511      (123,685)    (1,446,096)     1,612,507
                                                         -----------     --------     ---------    -----------     ----------
Net increase (decrease) in net assets resulting from
  operations...........................................  $  (366,413)    $ 83,375     $ (90,672)   $(1,467,677)    $1,521,945
                                                         ===========     ========     =========    ===========     ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                MONEY                               AGGRESSIVE
                                                  GROWTH        MARKET       BOND       MANAGED       GROWTH     INTERNATIONAL
                                                 SEPARATE      SEPARATE    SEPARATE     SEPARATE     SEPARATE      SEPARATE
                                                  ACCOUNT      ACCOUNT      ACCOUNT     ACCOUNT      ACCOUNT        ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends.....................................  $ 4,325,341   $1,024,420   $ 606,893   $1,018,010   $  206,506    $  289,229
EXPENSES
Mortality and expense risks...................      954,536      141,194      66,990      179,326      151,081       191,387
Operating expense reimbursement...............       (3,491)        (146)     (1,087)
                                                -----------   ----------   ---------   ----------   ----------    ----------
Total expenses................................      951,045      141,048      65,903      179,326      151,081       191,387
                                                -----------   ----------   ---------   ----------   ----------    ----------
Net investment income.........................    3,374,296      883,372     540,990      838,684       55,425        97,842
                                                -----------   ----------   ---------   ----------   ----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested........    6,799,388                             1,102,736    2,080,731     1,172,472
Net realized gain (loss) from redemption of
  investment shares...........................    3,053,590                   (2,425)     628,270      460,172       273,023
                                                -----------   ----------   ---------   ----------   ----------    ----------
Net realized gain (loss) on investments.......    9,852,978                   (2,425)   1,731,006    2,540,903     1,445,495
                                                -----------   ----------   ---------   ----------   ----------    ----------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of year...........................   23,244,683                  443,614    3,562,768    2,711,686     2,138,159
  End of year.................................   36,782,658                  143,144    4,034,365    4,227,761     3,295,188
                                                -----------   ----------   ---------   ----------   ----------    ----------
Net unrealized appreciation (depreciation) of
  investments during the year.................   13,537,975                 (300,470)     471,597    1,516,075     1,157,029
                                                -----------   ----------   ---------   ----------   ----------    ----------
Net realized and unrealized gain (loss) on
  investments.................................   23,390,953                 (302,895)   2,202,603    4,056,978     2,602,524
                                                -----------   ----------   ---------   ----------   ----------    ----------
Net increase in net assets resulting from
  operations..................................  $26,765,249   $  883,372   $ 238,095   $3,041,287   $4,112,403    $2,700,366
                                                ===========   ==========   =========   ==========   ==========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                   ZERO COUPON BOND
                                                                   SEPARATE ACCOUNT
-----------------------------------------------------------------------------------------
                                                              1996 SERIES     2006 SERIES
                                                              SUBACCOUNT**    SUBACCOUNT
-----------------------------------------------------------------------------------------
EXPENSES
Mortality and expense risks.................................   $   4,977       $  33,364
Asset charge................................................       1,982          12,204
                                                               ---------       ---------
Net investment loss.........................................      (6,959)        (45,568)
                                                               ---------       ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from redemption of investment shares......     230,886         132,042
                                                               ---------       ---------
Net realized gain on investments............................     230,886         132,042
                                                               ---------       ---------
Net unrealized appreciation (depreciation) of investments:
  Beginning of year.........................................     195,315         910,239
  End of year...............................................                     744,136
                                                               ---------       ---------
Net unrealized depreciation of investments during the
  year......................................................    (195,315)       (166,103)
                                                               ---------       ---------
Net realized and unrealized gain (loss) on investments......      35,571         (34,061)
                                                               ---------       ---------
Net increase (decrease) in net assets resulting from
  operations................................................   $  28,612       $ (79,629)
                                                               =========       =========

** For the period January 1, 1996 to May 15, 1996 (date of maturity).

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                            VARIABLE SEPARATE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
                                                    FIDELITY                  FIDELITY                  FIDELITY
                                                    EQUITY-      FIDELITY       HIGH       FIDELITY      ASSET       FIDELITY
                                                     INCOME       GROWTH       INCOME      OVERSEAS     MANAGER     INDEX 500
                                                   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends........................................  $  55,034    $ 133,186     $289,256    $ 105,244    $ 989,396    $  114,956
EXPENSES
Mortality and expense risks......................    324,906      435,364       40,586       83,411      196,306       106,980
                                                   ----------   ----------    --------    ----------   ----------   ----------
Net investment income (loss).....................   (269,872)    (302,178)     248,670       21,833      793,090         7,976
                                                   ----------   ----------    --------    ----------   ----------   ----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS
Realized gain distributions reinvested...........  1,577,632    3,362,939       56,594      115,769      815,818       295,601
Net realized gain from redemption of investment
  shares.........................................    292,479      461,027      136,266       72,206       42,369       108,595
                                                   ----------   ----------    --------    ----------   ----------   ----------
Net realized gain on investments.................  1,870,111    3,823,966      192,860      187,975      858,187       404,196
                                                   ----------   ----------    --------    ----------   ----------   ----------
Net unrealized appreciation of investments:
  Beginning of year..............................  5,231,207    8,695,334      207,596      502,338    2,425,055     1,377,575
  End of year....................................  9,654,194    12,974,029     471,856    1,745,917    4,535,884     4,431,677
                                                   ----------   ----------    --------    ----------   ----------   ----------
Net unrealized appreciation of investments during
  the year.......................................  4,422,987    4,278,695      264,260    1,243,579    2,110,829     3,054,102
                                                   ----------   ----------    --------    ----------   ----------   ----------
Net realized and unrealized gain on
  investments....................................  6,293,098    8,102,661      457,120    1,431,554    2,969,016     3,458,298
                                                   ----------   ----------    --------    ----------   ----------   ----------
Net increase in net assets resulting from
  operations.....................................  $6,023,226   $7,800,483    $705,790    $1,453,387   $3,762,106   $3,466,274
                                                   ==========   ==========    ========    ==========   ==========   ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                        VARIABLE SEPARATE ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
                                                    FIDELITY                 NEUBERGER    NEUBERGER       NEUBERGER
                                                   INVESTMENT    FIDELITY     & BERMAN     & BERMAN    & BERMAN LIMITED
                                                   GRADE BOND   CONTRAFUND    BALANCED      GROWTH      MATURITY BOND
                                                   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends........................................   $122,049                  $ 79,943    $   4,468        $111,448
EXPENSES
Mortality and expense risks......................     40,295     $  9,544       27,615       98,600          11,344
                                                    --------     --------     --------    ----------       --------
Net investment income (loss).....................     81,754       (9,544)      52,328      (94,132)        100,104
                                                    --------     --------     --------    ----------       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested...........                              444,565    1,045,605
Net realized gain (loss) from redemption of
  investment shares..............................     34,895        3,778       14,849       96,798          (8,673)
                                                    --------     --------     --------    ----------       --------
Net realized gain (loss) on investments..........     34,895        3,778      459,414    1,142,403          (8,673)
                                                    --------     --------     --------    ----------       --------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of year..............................    173,631                   337,802    1,140,571          44,695
  End of year....................................    155,266      477,324       71,201    1,243,267          19,157
                                                    --------     --------     --------    ----------       --------
Net unrealized appreciation (depreciation) of
  investments during the year....................    (18,365)     477,324     (266,601)     102,696         (25,538)
                                                    --------     --------     --------    ----------       --------
Net realized and unrealized gain (loss) on
  investments....................................     16,530      481,102      192,813    1,245,099         (34,211)
                                                    --------     --------     --------    ----------       --------
Net increase in net assets resulting from
  operations.....................................   $ 98,284     $471,558     $245,141    $1,150,967       $ 65,893
                                                    ========     ========     ========    ==========       ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                         VARIABLE SEPARATE ACCOUNT
------------------------------------------------------------------------------------------------------------------------
                                                                  VAN ECK     VAN ECK GOLD    VAN ECK     ALGER AMERICAN
                                                       TCI       WORLDWIDE    AND NATURAL     EMERGING        SMALL
                                                     GROWTH         BOND       RESOURCES      MARKETS     CAPITALIZATION
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends........................................                 $65,988       $ 12,742      $   219        $    95
EXPENSES
Mortality and expense risks......................  $    49,667     15,456         10,810        4,045         17,365
                                                   -----------    -------       --------      -------        -------
Net investment income (loss).....................      (49,667)    50,532          1,932       (3,826)       (17,270)
                                                   -----------    -------       --------      -------        -------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Realized gain distributions reinvested...........      728,835                    12,496
Net realized gain (loss) from redemption of
  investment shares..............................      127,215     20,012         40,140          470        (59,161)
                                                   -----------    -------       --------      -------        -------
Net realized gain (loss) on investments..........      856,050     20,012         52,636          470        (59,161)
                                                   -----------    -------       --------      -------        -------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of year..............................      584,114     70,122         65,442
  End of year....................................     (633,726)    70,532        187,278       90,708        173,011
                                                   -----------    -------       --------      -------        -------
Net unrealized appreciation (depreciation) of
  investments during the year....................   (1,217,840)       410        121,836       90,708        173,011
                                                   -----------    -------       --------      -------        -------
Net realized and unrealized gain (loss) on
  investments....................................     (361,790)    20,422        174,472       91,178        113,850
                                                   -----------    -------       --------      -------        -------
Net increase (decrease) in net assets resulting
  from operations................................  $  (411,457)   $70,954       $176,404      $87,352        $96,580
                                                   ===========    =======       ========      =======        =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                              MONEY                                   AGGRESSIVE
                                               GROWTH         MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                              SEPARATE       SEPARATE      SEPARATE      SEPARATE      SEPARATE       SEPARATE
                                              ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)..............  $  2,015,707   $  1,155,196   $   726,209   $   981,226   $    30,469    $      (337)
Net realized gain (loss) on investments...    31,131,852                      (11,168)    2,550,529     4,068,180      3,249,185
Net unrealized appreciation (depreciation)
  of investments during the year..........    (6,293,297)                     343,092       787,119    (1,531,022)       400,480
                                            ------------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets from
  operations..............................    26,854,262      1,155,196     1,058,133     4,318,874     2,567,627      3,649,328
                                            ------------   ------------   -----------   -----------   -----------    -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums...............    28,487,988     42,570,677     3,219,583     5,309,169     8,253,971      9,038,100
Cost of insurance and administrative
  charges.................................   (11,790,141)    (4,378,001)   (1,242,032)   (2,278,565)   (2,885,869)    (3,272,446)
Surrenders and forfeitures................   (10,126,139)    (1,249,337)     (749,106)   (1,714,811)   (1,487,419)    (1,684,922)
Transfers between investment portfolios...    (4,250,025)   (27,362,632)     (267,299)       85,860    (1,510,108)    (1,968,516)
Net withdrawals due to policy loans.......    (3,633,955)      (704,376)      (54,451)     (593,757)     (764,231)      (536,465)
Withdrawals due to death benefits.........      (366,282)       (11,907)      (13,393)     (116,767)       (3,286)       (32,142)
                                            ------------   ------------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
  derived from policy transactions........    (1,678,554)     8,864,424       893,302       691,129     1,603,058      1,543,609
                                            ------------   ------------   -----------   -----------   -----------    -----------
Return of capital to Provident Mutual Life
  Insurance Company.......................      (225,000)       (90,000)      (90,000)     (150,000)     (145,000)
                                            ------------   ------------   -----------   -----------   -----------    -----------
Total increase in net assets..............    24,950,708      9,929,620     1,861,435     4,860,003     4,025,685      5,192,937
NET ASSETS
  Beginning of year.......................   206,781,775     22,992,912    13,480,533    36,172,970    34,927,244     38,762,124
                                            ------------   ------------   -----------   -----------   -----------    -----------
  End of year.............................  $231,732,483   $ 32,922,532   $15,341,968   $41,032,973   $38,952,929    $43,955,061
                                            ============   ============   ===========   ===========   ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------
                                                               ALL PRO      ALL PRO      ALL PRO      ALL PRO
                                                              LARGE CAP    LARGE CAP    SMALL CAP    SMALL CAP
                                                                GROWTH       VALUE        GROWTH       VALUE
                                                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss.........................................  $ (10,444)   $  (7,828)   $  (8,535)   $   (6,110)
Net realized gain (loss) on investments.....................    114,538        1,976      (75,896)      (65,921)
Net unrealized appreciation of investments during the
  year......................................................    511,417      139,747      403,798        13,283
                                                              ----------   ----------   ----------   ----------
Net increase (decrease) in net assets from operations.......    615,511      133,895      319,367       (58,748)
                                                              ----------   ----------   ----------   ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................................    725,893      525,241      411,183       435,729
Cost of insurance and administrative charges................   (130,570)    (104,161)    (102,177)      (82,507)
Surrenders and forfeitures..................................    (25,602)     (12,569)     (16,057)      (10,719)
Transfers between investment portfolios.....................  3,077,201    2,946,905    3,944,529     2,851,353
Net withdrawals due to policy loans.........................    (18,029)     (13,665)     (11,262)       (6,094)
Withdrawals due to death benefits...........................        (71)      (4,970)      (3,224)         (128)
                                                              ----------   ----------   ----------   ----------
Net increase in net assets derived from policy
  transactions..............................................  3,628,822    3,336,781    4,222,992     3,187,634
                                                              ----------   ----------   ----------   ----------
Capital contribution from Provident Mutual Life Insurance
  Company...................................................     25,000       25,000       25,000        25,000
                                                              ----------   ----------   ----------   ----------

Total increase in net assets................................  4,269,333    3,495,676    4,567,359     3,153,886
NET ASSETS
  Beginning of year.........................................         --           --           --            --
                                                              ----------   ----------   ----------   ----------
  End of year...............................................  $4,269,333   $3,495,676   $4,567,359   $3,153,886
                                                              ==========   ==========   ==========   ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                              ZERO COUPON BOND
                                                              SEPARATE ACCOUNT
------------------------------------------------------------------------------
                                                                2006 SERIES
                                                                 SUBACCOUNT
------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss.........................................    $   (99,846)
Net realized gain on investments............................        570,514
Net unrealized appreciation of investments during the
  year......................................................        808,299
                                                                -----------
Net increase in net assets from operations..................      1,278,967
                                                                -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................................      2,832,198
Cost of insurance and administrative charges................       (969,558)
Surrenders and forfeitures..................................       (429,018)
Transfers between investment portfolios.....................      1,324,943
Net repayments due to policy loans..........................         34,044
Withdrawals due to death benefits...........................        (19,270)
                                                                -----------
Net increase in net assets derived from policy
  transactions..............................................      2,773,339
                                                                -----------
Return of capital to Provident Mutual Life Insurance
  Company...................................................       (105,000)
                                                                -----------
Total increase in net assets................................      3,947,306
NET ASSETS
  Beginning of year.........................................      8,641,986
                                                                -----------
  End of year...............................................    $12,589,292
                                                                ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
                                               FIDELITY                     FIDELITY                    FIDELITY
                                               EQUITY-        FIDELITY        HIGH        FIDELITY        ASSET        FIDELITY
                                                INCOME         GROWTH        INCOME       OVERSEAS       MANAGER      INDEX 500
                                              SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)...............  $    592,079   $   (356,088)  $   999,219   $   292,561   $ 1,023,972   $    209,196
Net realized gain on investments...........     7,627,428     20,456,568       849,640     3,197,810     4,862,002      4,037,742
Net unrealized appreciation (depreciation)
  of investments during the year...........     2,705,182     25,250,942    (2,866,128)     (392,699)      273,269     20,059,318
                                             ------------   ------------   -----------   -----------   -----------   ------------
Net increase (decrease) in net assets from
  operations...............................    10,924,689     45,351,422    (1,017,269)    3,097,672     6,159,243     24,306,256
                                             ------------   ------------   -----------   -----------   -----------   ------------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums................    27,977,450     31,856,978     5,041,566     8,709,088     8,574,753     36,145,166
Cost of insurance and administrative
  charges..................................    (9,325,323)   (10,947,922)   (1,559,923)   (2,449,969)   (3,512,324)    (9,903,927)
Surrenders and forfeitures.................    (3,383,688)    (3,590,928)     (374,107)     (760,286)   (1,937,981)    (2,610,441)
Transfers between investment portfolios....     2,645,244     (1,393,335)    1,625,735     2,091,205       293,923     11,705,877
Net withdrawals due to policy loans........    (1,328,279)    (2,014,498)     (101,389)     (371,567)   (1,412,127)      (876,423)
Withdrawals due to death benefits..........      (260,037)       (10,155)       (7,237)      (20,317)      (69,814)       (10,632)
                                             ------------   ------------   -----------   -----------   -----------   ------------
Net increase in net assets derived from
  policy transactions......................    16,325,367     13,900,140     4,624,645     7,198,154     1,936,430     34,449,620
                                             ------------   ------------   -----------   -----------   -----------   ------------
Return of capital to Provident Mutual Life
  Insurance Company........................                     (165,000)                                  (85,000)       (35,000)
                                             ------------   ------------   -----------   -----------   -----------   ------------
Total increase in net assets...............    27,250,056     59,086,562     3,607,376    10,295,826     8,010,673     58,720,876
NET ASSETS
  Beginning of year........................    93,799,766    109,653,375    15,302,332    24,399,967    42,160,660     72,064,851
                                             ------------   ------------   -----------   -----------   -----------   ------------
  End of year..............................  $121,049,822   $168,739,937   $18,909,708   $34,695,793   $50,171,333   $130,785,727
                                             ============   ============   ===========   ===========   ===========   ============

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                      VARIABLE SEPARATE ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                          FIDELITY                   NEUBERGER     NEUBERGER       NEUBERGER       NEUBERGER
                                         INVESTMENT     FIDELITY      & BERMAN     & BERMAN     & BERMAN LIMITED    & BERMAN
                                         GRADE BOND    CONTRAFUND     BALANCED      GROWTH       MATURITY BOND      PARTNERS
                                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)...........  $  326,175    $   (52,554)  $ 108,409    $  (192,792)     $  240,987      $   (3,466)
Net realized gain (loss) on
  investments..........................     180,741      4,000,568     991,410      7,395,300         (32,935)         (5,901)
Net unrealized appreciation
  (depreciation) of investments during
  the year.............................     286,871      5,407,580    (317,398)    (3,408,254)        (29,896)         62,679
                                         -----------   -----------   ----------   -----------      ----------      ----------
Net increase in net assets from
  operations...........................     793,787      9,355,594     782,421      3,794,254         178,156          53,312
                                         -----------   -----------   ----------   -----------      ----------      ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums............   3,706,491     13,012,021   1,808,394      7,614,497       1,892,852         512,666
Cost of insurance and administrative
  charges..............................    (970,841)    (3,458,508)   (816,326)    (2,663,861)       (385,317)        (75,140)
Surrenders and forfeitures.............    (204,537)      (761,006)   (300,676)      (903,644)       (118,480)        (15,003)
Transfers between investment
  portfolios...........................   2,902,448      2,904,831    (196,593)    (2,357,815)        821,901       1,220,644
Net withdrawals due to policy loans....    (130,121)      (302,099)   (108,962)      (393,122)        (27,411)
Withdrawals due to death benefits......      (4,526)        (5,234)    (17,898)       (28,362)           (520)            (43)
                                         -----------   -----------   ----------   -----------      ----------      ----------
Net increase in net assets derived from
  policy transactions..................   5,298,914     11,390,005     367,939      1,267,693       2,183,025       1,643,124
                                         -----------   -----------   ----------   -----------      ----------      ----------
(Return of capital from) capital
  contribution to Provident Mutual Life
  Insurance Company....................                                (35,000)       (25,000)                         25,000
                                         -----------   -----------   ----------   -----------      ----------      ----------
Total increase in net assets...........   6,092,701     20,745,599   1,115,360      5,036,947       2,361,181       1,721,436
NET ASSETS
  Beginning of year....................   7,897,930     25,431,484   6,381,375     25,140,863       4,222,983
                                         -----------   -----------   ----------   -----------      ----------      ----------
  End of year..........................  $13,990,631   $46,177,083   $7,496,735   $30,177,810      $6,584,164      $1,721,436
                                         ===========   ===========   ==========   ===========      ==========      ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                     VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
                                          AMERICAN                                  VAN ECK      VAN ECK
                                         CENTURY VP     VAN ECK       VAN ECK      WORLDWIDE    WORLDWIDE    ALGER AMERICAN
                                          CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING        REAL          SMALL
                                        APPRECIATION      BOND      HARD ASSETS     MARKETS       ESTATE     CAPITALIZATION
                                         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)..........  $   (53,235)   $   5,836    $     (877)   $    10,807    $ (1,150)    $  (159,984)
Net realized gain (loss) on
  investments.........................     (275,146)      38,421       182,364       (372,857)     (8,482)      3,150,039
Net unrealized appreciation
  (depreciation) of investments during
  the year............................      122,964      529,032    (1,104,896)    (2,208,689)    (12,423)        573,841
                                        -----------    ----------   -----------   -----------    --------     -----------
Net increase (decrease) in net assets
  from operations.....................     (205,417)     573,289      (923,409)    (2,570,739)    (22,055)      3,563,896
                                        -----------    ----------   -----------   -----------    --------     -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums...........    2,677,232    1,463,635       869,978      3,517,907      66,543       8,859,577
Cost of insurance and administrative
  charges.............................     (949,325)    (466,749)     (243,816)      (930,984)    (14,501)     (2,479,481)
Surrenders and forfeitures............     (250,766)    (222,795)      (75,816)      (104,943)     (2,855)       (543,395)
Transfers between investment
  portfolios..........................   (2,037,281)      54,538      (330,819)        10,460     379,923       1,167,869
Net withdrawals due to policy loans...      (97,850)     (68,651)      (18,815)       (86,630)        (82)       (292,596)
Withdrawals due to death benefits.....       (1,650)      (3,689)         (183)          (924)        (43)        (14,148)
                                        -----------    ----------   -----------   -----------    --------     -----------
Net increase (decrease) in net assets
  derived from policy transactions....     (659,640)     756,289       200,529      2,404,886     428,985       6,697,826
                                        -----------    ----------   -----------   -----------    --------     -----------
Capital contribution from Provident
  Mutual Life Insurance Company.......       10,000                     10,000         35,000      35,000
                                        -----------    ----------   -----------   -----------    --------     -----------

Total increase (decrease) in net
  assets..............................     (855,057)   1,329,578      (712,880)      (130,853)    441,930      10,261,722
NET ASSETS
  Beginning of year...................    8,434,404    4,377,135     2,781,168      6,363,909                  18,732,813
                                        -----------    ----------   -----------   -----------    --------     -----------
  End of year.........................  $ 7,579,347    $5,706,713   $2,068,288    $ 6,233,056    $441,930     $28,994,535
                                        ===========    ==========   ===========   ===========    ========     ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                              MONEY                                   AGGRESSIVE
                                               GROWTH         MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                              SEPARATE       SEPARATE      SEPARATE      SEPARATE      SEPARATE       SEPARATE
                                              ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income.....................  $  2,759,199   $  1,095,585   $   651,271   $   904,070   $    45,091    $    16,822
Net realized gain (loss) on investments...    23,707,890                       (7,292)    1,198,755       626,630      2,605,339
Net unrealized appreciation of investments
  during the year.........................    13,153,464                      401,987     4,050,080     4,896,760        278,626
                                            ------------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets from
  operations..............................    39,620,553      1,095,585     1,045,966     6,152,905     5,568,481      2,900,787
                                            ------------   ------------   -----------   -----------   -----------    -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums...............    28,779,076     41,392,009     2,883,256     5,061,216     7,652,795      9,275,052
Cost of insurance and administrative
  charges.................................   (11,378,551)    (4,214,952)   (1,049,368)   (2,164,675)   (2,627,095)    (3,135,940)
Surrenders and forfeitures................   (10,450,206)      (893,804)     (421,877)   (1,834,332)   (1,314,144)    (1,656,263)
Transfers between investment portfolios...    (4,245,851)   (38,647,233)       25,947    (1,015,633)      327,609        (19,790)
Net withdrawals due to policy loans.......    (3,880,476)      (348,424)     (150,015)     (428,805)     (565,546)      (566,895)
Withdrawals due to death benefits.........      (453,320)       (10,985)      (23,685)     (113,392)      (12,782)       (25,012)
                                            ------------   ------------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
  derived from policy transactions........    (1,629,328)    (2,723,389)    1,264,258      (495,621)    3,460,837      3,871,152
                                            ------------   ------------   -----------   -----------   -----------    -----------
Total increase (decrease) in net assets...    37,991,225     (1,627,804)    2,310,224     5,657,284     9,029,318      6,771,939
NET ASSETS
  Beginning of year.......................   168,790,550     24,620,716    11,170,309    30,515,686    25,897,926     31,990,185
                                            ------------   ------------   -----------   -----------   -----------    -----------
  End of year.............................  $206,781,775   $ 22,992,912   $13,480,533   $36,172,970   $34,927,244    $38,762,124
                                            ============   ============   ===========   ===========   ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                              ZERO COUPON BOND
                                                              SEPARATE ACCOUNT
------------------------------------------------------------------------------
                                                                2006 SERIES
                                                                 SUBACCOUNT
------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss.........................................     $  (65,256)
Net realized gain on investments............................        240,323
Net unrealized appreciation of investments during the
  year......................................................        610,746
                                                                 ----------
Net increase in net assets from operations..................        785,813
                                                                 ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................................      2,330,310
Cost of insurance and administrative charges................       (788,189)
Surrenders and forfeitures..................................       (153,867)
Transfers between investment portfolios.....................        143,804
Net withdrawals due to policy loans.........................        (88,482)
                                                                 ----------
Net increase in net assets derived from policy
  transactions..............................................      1,443,576
                                                                 ----------
Total increase in net assets................................      2,229,389
NET ASSETS
  Beginning of year.........................................      6,412,597
                                                                 ----------
  End of year...............................................     $8,641,986
                                                                 ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                           VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
                                                FIDELITY                     FIDELITY                    FIDELITY
                                                 EQUITY-       FIDELITY        HIGH        FIDELITY        ASSET       FIDELITY
                                                 INCOME         GROWTH        INCOME       OVERSEAS       MANAGER      INDEX 500
                                               SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).................  $   511,657   $   (121,724)  $   546,402   $   145,892   $   866,776   $     2,613
Net realized gain on investments.............    6,219,063      4,112,232       201,238     1,308,085     3,207,342     1,541,832
Net unrealized appreciation of investments
  during the year............................   11,278,621     14,556,654     1,013,826       308,949     2,493,096    11,280,605
                                               -----------   ------------   -----------   -----------   -----------   -----------
Net increase in net assets from operations...   18,009,341     18,547,162     1,761,466     1,762,926     6,567,214    12,825,050
                                               -----------   ------------   -----------   -----------   -----------   -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums..................   23,646,606     29,144,250     3,594,929     6,932,947     8,034,994    23,023,710
Cost of insurance and administrative
  charges....................................   (7,387,112)    (9,463,481)   (1,076,133)   (1,901,779)   (3,249,362)   (5,704,702)
Surrenders and forfeitures...................   (2,364,387)    (3,547,931)     (171,214)     (612,736)   (1,661,468)     (997,451)
Transfers between investment portfolios......    4,047,525       (416,903)    2,763,974     2,738,393     1,079,135    15,621,648
Net withdrawals due to policy loans..........   (1,015,473)    (1,502,812)      (45,505)     (320,179)     (309,555)   (1,042,356)
Withdrawals due to death benefits............      (74,532)       (11,969)       (5,636)       (7,293)      (14,147)      (95,105)
                                               -----------   ------------   -----------   -----------   -----------   -----------
Net increase in net assets derived from
  policy transactions........................   16,852,627     14,201,154     5,060,415     6,829,353     3,879,597    30,805,744
                                               -----------   ------------   -----------   -----------   -----------   -----------
Total increase in net assets.................   34,861,968     32,748,316     6,821,881     8,592,279    10,446,811    43,630,794
NET ASSETS
  Beginning of year..........................   58,937,798     76,905,059     8,480,451    15,807,688    31,713,849    28,434,057
                                               -----------   ------------   -----------   -----------   -----------   -----------
  End of year................................  $93,799,766   $109,653,375   $15,302,332   $24,399,967   $42,160,660   $72,064,851
                                               ===========   ============   ===========   ===========   ===========   ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                           VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
                                                      FIDELITY                  NEUBERGER     NEUBERGER       NEUBERGER
                                                     INVESTMENT    FIDELITY      & BERMAN     & BERMAN     & BERMAN LIMITED
                                                     GRADE BOND   CONTRAFUND     BALANCED      GROWTH       MATURITY BOND
                                                     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT       SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).......................  $ 264,484    $   (51,526)  $  41,071    $  (146,708)     $  130,958
Net realized gain (loss) on investments............      2,841        370,677     304,475      2,142,526          (6,752)
Net unrealized appreciation of investments during
  the year.........................................    246,105      2,855,281     524,116      2,994,748          67,628
                                                     ----------   -----------   ----------   -----------      ----------
Net increase in net assets from operations.........    513,430      3,174,432     869,662      4,990,566         191,834
                                                     ----------   -----------   ----------   -----------      ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums........................  2,548,565      8,274,186   1,807,306      7,165,598       1,348,185
Cost of insurance and administrative charges.......   (747,877)    (1,798,797)   (639,602)    (2,369,791)       (271,833)
Surrenders and forfeitures.........................   (206,163)      (425,566)   (137,713)      (676,292)        (29,867)
Transfers between investment portfolios............    816,573     10,232,231     (79,543)      (721,651)        482,396
Net withdrawals due to policy loans................    (22,522)      (201,694)    (66,441)      (286,901)        (15,620)
Withdrawals due to death benefits..................     (1,057)        (6,670)                   (13,455)
                                                     ----------   -----------   ----------   -----------      ----------
Net increase in net assets derived from policy
  transactions.....................................  2,387,519     16,073,690     884,007      3,097,508       1,513,261
                                                     ----------   -----------   ----------   -----------      ----------
Total increase in net assets.......................  2,900,949     19,248,122   1,753,669      8,088,074       1,705,095
NET ASSETS
  Beginning of year................................  4,996,981      6,183,362   4,627,706     17,052,789       2,517,888
                                                     ----------   -----------   ----------   -----------      ----------
  End of year......................................  $7,897,930   $25,431,484   $6,381,375   $25,140,863      $4,222,983
                                                     ==========   ===========   ==========   ===========      ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
                                                      AMERICAN                                  VAN ECK
                                                     CENTURY VP     VAN ECK       VAN ECK      WORLDWIDE    ALGER AMERICAN
                                                      CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING         SMALL
                                                    APPRECIATION      BOND      HARD ASSETS     MARKETS     CAPITALIZATION
                                                     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)......................  $   (56,416)   $  79,864    $   33,013    $   (21,581)   $   (90,562)
Net realized gain on investments..................       81,043       12,516        94,797         82,065        460,544
Net unrealized appreciation (depreciation) of
  investments during the year.....................     (391,040)      (9,005)     (218,482)    (1,528,161)     1,151,963
                                                    -----------    ----------   ----------    -----------    -----------
Net increase (decrease) in net assets from
  operations......................................     (366,413)      83,375       (90,672)    (1,467,677)     1,521,945
                                                    -----------    ----------   ----------    -----------    -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.......................    3,692,178    1,320,768       883,387      3,474,642      6,837,744
Cost of insurance and administrative charges......   (1,145,513)    (371,619)     (246,420)      (677,362)    (1,662,591)
Surrenders and forfeitures........................     (268,757)    (100,365)      (28,046)       (58,433)      (334,781)
Transfers between investment portfolios...........   (1,462,705)     321,170       539,670      2,962,129      4,643,633
Net withdrawals due to policy loans...............     (101,019)     (20,808)      (32,784)       (81,551)      (221,848)
Withdrawals due to death benefits.................       (5,826)      (2,563)          (19)        (4,220)       (15,361)
                                                    -----------    ----------   ----------    -----------    -----------
Net increase in net assets derived from policy
  transactions....................................      708,358    1,146,583     1,115,788      5,615,205      9,246,796
                                                    -----------    ----------   ----------    -----------    -----------
Total increase in net assets......................      341,945    1,229,958     1,025,116      4,147,528     10,768,741
NET ASSETS
  Beginning of year...............................    8,092,459    3,147,177     1,756,052      2,216,381      7,964,072
                                                    -----------    ----------   ----------    -----------    -----------
  End of year.....................................  $ 8,434,404    $4,377,135   $2,781,168    $ 6,363,909    $18,732,813
                                                    ===========    ==========   ==========    ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                           MONEY                                   AGGRESSIVE
                                            GROWTH         MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                           SEPARATE       SEPARATE      SEPARATE      SEPARATE      SEPARATE       SEPARATE
                                           ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income..................  $  3,374,296   $    883,372   $   540,990   $   838,684   $    55,425    $    97,842
Net realized gain (loss) on
  investments..........................     9,852,978                       (2,425)    1,731,006     2,540,903      1,445,495
Net unrealized appreciation
  (depreciation) of investments during
  the year.............................    13,537,975                     (300,470)      471,597     1,516,075      1,157,029
                                         ------------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets from
  operations...........................    26,765,249        883,372       238,095     3,041,287     4,112,403      2,700,366
                                         ------------   ------------   -----------   -----------   -----------    -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums............    30,021,490     38,804,263     2,684,818     5,312,990     7,299,202      8,944,269
Cost of insurance and administrative
  charges..............................   (10,923,039)    (3,577,047)     (907,984)   (2,141,363)   (2,409,140)    (2,851,005)
Surrenders and forfeitures.............    (8,868,122)      (807,207)     (593,919)   (1,485,140)   (1,084,540)      (949,465)
Transfers between investment
  portfolios...........................    (6,972,133)   (27,374,079)     (359,010)     (488,185)     (814,283)       567,594
Net withdrawals due to policy loans....    (2,932,321)      (111,880)     (106,211)     (604,659)     (468,999)      (321,175)
Withdrawals due to death benefits......      (361,511)        (9,285)      (12,934)      (95,250)      (24,597)       (66,791)
                                         ------------   ------------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
  derived from policy transactions.....       (35,636)     6,924,765       704,760       498,393     2,497,643      5,323,427
                                         ------------   ------------   -----------   -----------   -----------    -----------
Return of capital to Provident Mutual
  Life Insurance Company...............      (200,000)      (200,000)     (200,000)
                                         ------------   ------------   -----------   -----------   -----------    -----------
Total increase in net assets...........    26,529,613      7,608,137       742,855     3,539,680     6,610,046      8,023,793
NET ASSETS
  Beginning of year....................   142,260,937     17,012,579    10,427,454    26,976,006    19,287,880     23,966,392
                                         ------------   ------------   -----------   -----------   -----------    -----------
  End of year..........................  $168,790,550   $ 24,620,716   $11,170,309   $30,515,686   $25,897,926    $31,990,185
                                         ============   ============   ===========   ===========   ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                   ZERO COUPON BOND
                                                                   SEPARATE ACCOUNT
-----------------------------------------------------------------------------------------
                                                              1996 SERIES     2006 SERIES
                                                              SUBACCOUNT**    SUBACCOUNT
-----------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss.........................................  $    (6,959)    $  (45,568)
Net realized gain on investments............................      230,886        132,042
Net unrealized depreciation of investments during the
  year......................................................     (195,315)      (166,103)
                                                              -----------     ----------
Net increase (decrease) in net assets from operations.......       28,612        (79,629)
                                                              -----------     ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................................      134,184      1,694,055
Cost of insurance and administrative charges................      (53,122)      (662,460)
Surrenders and forfeitures..................................      (64,059)      (111,668)
Transfers between investment portfolios.....................   (1,958,937)       932,017
Net withdrawals due to policy loans.........................       (2,908)       (90,247)
Withdrawals due to death benefits...........................                      (9,233)
                                                              -----------     ----------
Net increase (decrease) in net assets derived from policy
  transactions..............................................   (1,944,842)     1,752,464
                                                              -----------     ----------
Return of capital to Provident Mutual Life Insurance
  Company...................................................     (110,372)       (50,000)
                                                              -----------     ----------
Total increase (decrease) in net assets.....................   (2,026,602)     1,622,835
NET ASSETS
  Beginning of year.........................................    2,026,602      4,789,762
                                                              -----------     ----------
  End of year...............................................      --          $6,412,597
                                                              ===========     ==========

** For the period January 1, 1996 to May 15, 1996 (date of maturity).

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                            VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
                                                  FIDELITY                    FIDELITY                   FIDELITY
                                                   EQUITY-      FIDELITY        HIGH       FIDELITY        ASSET       FIDELITY
                                                   INCOME        GROWTH        INCOME      OVERSEAS       MANAGER      INDEX 500
                                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)...................  $  (269,872)  $  (302,178)  $ 248,670    $    21,833   $   793,090   $     7,976
Net realized gain on investments...............    1,870,111     3,823,966     192,860        187,975       858,187       404,196
Net unrealized appreciation of investments
  during the year..............................    4,422,987     4,278,695     264,260      1,243,579     2,110,829     3,054,102
                                                 -----------   -----------   ----------   -----------   -----------   -----------
Net increase in net assets from operations.....    6,023,226     7,800,483     705,790      1,453,387     3,762,106     3,466,274
                                                 -----------   -----------   ----------   -----------   -----------   -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums....................   20,410,261    27,775,181   3,074,003      5,377,187     8,617,164    11,388,269
Cost of insurance and administrative charges...   (5,694,885)   (7,871,429)   (690,043)    (1,404,523)   (3,144,049)   (2,553,289)
Surrenders and forfeitures.....................   (1,264,322)   (1,872,916)    (55,762)      (332,401)   (1,388,200)     (317,366)
Transfers between investment portfolios........    6,265,641     5,416,680   2,218,407      2,222,639    (2,961,158)    7,671,836
Net withdrawals due to policy loans............     (479,134)     (618,794)    (72,022)       (55,225)     (258,013)     (159,156)
Withdrawals due to death benefits..............      (53,476)      (60,875)       (260)        (5,086)      (28,551)       (5,498)
                                                 -----------   -----------   ----------   -----------   -----------   -----------
Net increase in net assets derived from policy
  transactions.................................   19,184,085    22,767,847   4,474,323      5,802,591       837,193    16,024,796
                                                 -----------   -----------   ----------   -----------   -----------   -----------
Capital contribution from Provident Mutual Life
  Insurance Company............................                                                                            10,000
                                                 -----------   -----------   ----------   -----------   -----------   -----------
Total increase in net assets...................   25,207,311    30,568,330   5,180,113      7,255,978     4,599,299    19,501,070
NET ASSETS
  Beginning of year............................   33,730,487    46,336,729   3,300,338      8,551,710    27,114,550     8,932,987
                                                 -----------   -----------   ----------   -----------   -----------   -----------
  End of year..................................  $58,937,798   $76,905,059   $8,480,451   $15,807,688   $31,713,849   $28,434,057
                                                 ===========   ===========   ==========   ===========   ===========   ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                             VARIABLE SEPARATE ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
                                                        FIDELITY                 NEUBERGER     NEUBERGER       NEUBERGER
                                                       INVESTMENT    FIDELITY     & BERMAN     & BERMAN     & BERMAN LIMITED
                                                       GRADE BOND   CONTRAFUND    BALANCED      GROWTH       MATURITY BOND
                                                       SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT       SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).........................  $  81,754    $  (9,544)   $  52,328    $   (94,132)     $  100,104
Net realized gain (loss) on investments..............     34,895        3,778      459,414      1,142,403          (8,673)
Net unrealized appreciation (depreciation) of
  investments during the year........................    (18,365)     477,324     (266,601)       102,696         (25,538)
                                                       ----------   ----------   ----------   -----------      ----------
Net increase in net assets from operations...........     98,284      471,558      245,141      1,150,967          65,893
                                                       ----------   ----------   ----------   -----------      ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums..........................  2,130,821    1,896,133    1,626,992      6,888,258         785,194
Cost of insurance and administrative charges.........   (507,709)    (242,291)    (624,216)    (2,046,331)       (171,297)
Surrenders and forfeitures...........................   (104,535)     (16,144)    (154,980)      (371,468)        (24,959)
Transfers between investment portfolios..............  1,064,874    4,057,384      346,579      1,059,064         758,312
Net withdrawals due to policy loans..................    (28,781)      (8,278)     (35,100)      (226,752)         (3,617)
Withdrawals due to death benefits....................     (2,694)                      (14)        (6,854)
                                                       ----------   ----------   ----------   -----------      ----------
Net increase in net assets derived from policy
  transactions.......................................  2,551,976    5,686,804    1,159,261      5,295,917       1,343,633
                                                       ----------   ----------   ----------   -----------      ----------
Capital contribution from Provident Mutual Life
  Insurance Company..................................                  25,000
                                                       ----------   ----------   ----------   -----------      ----------
Total increase in net assets.........................  2,650,260    6,183,362    1,404,402      6,446,884       1,409,526
NET ASSETS
  Beginning of year..................................  2,346,721           --    3,223,304     10,605,905       1,108,362
                                                       ----------   ----------   ----------   -----------      ----------
  End of year........................................  $4,996,981   $6,183,362   $4,627,706   $17,052,789      $2,517,888
                                                       ==========   ==========   ==========   ===========      ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                         VARIABLE SEPARATE ACCOUNT
------------------------------------------------------------------------------------------------------------------------
                                                                  VAN ECK     VAN ECK GOLD    VAN ECK     ALGER AMERICAN
                                                       TCI       WORLDWIDE    AND NATURAL     EMERGING        SMALL
                                                     GROWTH         BOND       RESOURCES      MARKETS     CAPITALIZATION
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).....................  $   (49,667)  $  50,532     $    1,932    $  (3,826)     $  (17,270)
Net realized gain (loss) on investments..........      856,050      20,012         52,636          470         (59,161)
Net unrealized appreciation (depreciation) of
  investments during the year....................   (1,217,840)        410        121,836       90,708         173,011
                                                   -----------   ----------    ----------    ----------     ----------
Net increase (decrease) in net assets from
  operations.....................................     (411,457)     70,954        176,404       87,352          96,580
                                                   -----------   ----------    ----------    ----------     ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums......................    4,409,737   1,208,131        620,876      591,991       2,284,400
Cost of insurance and administrative charges.....   (1,147,704)   (293,018)      (188,073)     (84,624)       (343,153)
Surrenders and forfeitures.......................     (213,245)    (71,799)       (66,529)      (9,852)        (29,701)
Transfers between investment portfolios..........      472,972     425,637        330,253    1,616,051       5,942,776
Net withdrawals due to policy loans..............      (49,208)     (3,329)       (17,924)      (9,537)        (11,830)
Withdrawals due to death benefits................         (412)     (1,767)          (235)
                                                   -----------   ----------    ----------    ----------     ----------
Net increase in net assets derived from policy
  transactions...................................    3,472,140   1,263,855        678,368    2,104,029       7,842,492
                                                   -----------   ----------    ----------    ----------     ----------
Capital contribution from Provident Mutual Life
  Insurance Company..............................                                               25,000          25,000
                                                   -----------   ----------    ----------    ----------     ----------
Total increase in net assets.....................    3,060,683   1,334,809        854,772    2,216,381       7,964,072
NET ASSETS
  Beginning of year..............................    5,031,776   1,812,368        901,280           --              --
                                                   -----------   ----------    ----------    ----------     ----------
  End of year....................................  $ 8,092,459   $3,147,177    $1,756,052    $2,216,381     $7,964,072
                                                   ===========   ==========    ==========    ==========     ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements

--------------------------------------------------------------------------------

1. ORGANIZATION

     The Growth, Money Market, Bond, Managed, Aggressive Growth, International, Zero Coupon Bond and Variable Separate Accounts (Separate Accounts) were established by Provident Mutual Life Insurance Company (Provident Mutual) under the provisions of the Pennsylvania Insurance Law. Each Separate Account is a separate investment account to which assets are allocated to support the benefits payable under single premium, modified premium, scheduled premium and flexible premium adjustable variable life insurance policies (the Policies). The Aggressive Growth, International, and Variable Separate Accounts are not available with single premium and scheduled premium policies. The Zero Coupon Bond Separate Account is not available with scheduled premium policies.

     The Policies are distributed principally through career agents and brokers.

     Provident Mutual has structured the Separate Accounts as unit investment trusts registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

     The Growth, Money Market, Bond, Managed, Aggressive Growth and International Separate Accounts invest in the corresponding portfolios of the Market Street Fund, Inc.

     The Zero Coupon Bond Separate Account is comprised of the 2006 Series Subaccount. Funds are transferred to Merrill Lynch, Pierce, Fenner & Smith (MLPFS), who serves as sponsor of The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A (Zero Coupon Trust). The 2006 Series Subaccount invests in the 2006 Series Portfolio of the Zero Coupon Trust. On May 15, 1996, a second Subaccount was terminated due to the maturity of the underlying series of the Zero Coupon Trust.

     The Variable Separate Account is comprised of twenty-two Subaccounts: the All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth and the All Pro Small Cap Value Subaccounts invest in the corresponding portfolios of the Market Street Fund, Inc.; the Fidelity Equity-Income, Fidelity Growth, Fidelity High Income and Fidelity Overseas Subaccounts invest in the corresponding portfolios of the Variable Insurance Products Fund; the Fidelity Asset Manager, Fidelity Index 500, Fidelity Investment Grade Bond and Fidelity Contrafund Subaccounts invest in the corresponding portfolios of the Variable Insurance Products Fund II; the Neuberger & Berman Balanced, Neuberger & Berman Growth, Neuberger & Berman Limited Maturity Bond and Neuberger & Berman Partners Subaccounts invest in the corresponding portfolios of the Neuberger & Berman Advisers Management Trust; the American Century VP Capital Appreciation (formerly TCI Growth) Subaccount invests in the corresponding portfolio of the American Century Variable Portfolios, Inc. (formerly TCI Portfolios, Inc.); the Van Eck Worldwide Bond, Van Eck Worldwide Hard Assets (formerly Van Eck Gold and Natural Resources), Van Eck Worldwide Emerging Markets (formerly Van Eck Emerging Markets) and Van Eck Worldwide Real Estate Subaccounts invest in the corresponding portfolios of the Van Eck Worldwide Insurance Trust; and the Alger American Small Capitalization Subaccount invests in the corresponding portfolio of the Alger American Fund.

     Net premiums from in-force Policies are allocated to the Separate Accounts in accordance with policyholder instructions and are recorded as variable life policy transactions in the statements of changes in net assets. Such amounts are used to provide money to pay benefits under the Policies (Note 4). Each Separate Account's assets are the property of Provident Mutual.

     Transfers between investment portfolios include transfers between the Separate Accounts and the Guaranteed Account (not shown), which is part of Provident Mutual's General Account.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of the significant accounting policies followed by the Separate Accounts included in the financial statements.

 Investment Valuation:

     Investment shares are valued at the net asset values of the respective Portfolios. Transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

 Realized Gains and Losses:

     Realized gains and losses on sales of investment shares are determined using the specific identification basis for financial reporting and income tax purposes.

 Federal Income Taxes:

     The operations of the Separate Accounts are included in the Federal income tax return of Provident Mutual. Under the provisions of the Policies, Provident Mutual has the right to charge the Separate Accounts for Federal income tax attributable to the Separate Accounts. No charge is currently being made against the Separate Accounts for such tax.

 Estimates:

     The preparation of the accompanying financial statements required management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and policy transactions during the period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS

     At December 31, 1998, the investments of the respective Separate Accounts/Subaccounts are as follows:

------------------------------------------------------------------------------------------------------
                                                                SHARES         COST       MARKET VALUE
------------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Portfolio..........................................  12,319,430   $188,208,854   $231,851,679
  Money Market Portfolio....................................  30,943,288    $30,943,288    $30,943,288
  Bond Portfolio............................................   1,368,842    $14,470,181    $15,358,404
  Managed Portfolio.........................................   2,322,089    $32,182,969    $41,054,533
  Aggressive Growth Portfolio...............................   1,777,861    $31,359,430    $38,952,929
  International Portfolio...................................   3,173,651    $39,980,767    $43,955,061
  All Pro Large Cap Growth Portfolio........................     362,730     $3,757,916     $4,269,333
  All Pro Large Cap Value Portfolio.........................     353,098     $3,355,929     $3,495,676
  All Pro Small Cap Growth Portfolio........................     462,996     $4,133,561     $4,537,359
  All Pro Small Cap Value Portfolio.........................     382,289     $3,140,603     $3,153,886
The Stripped ("Zero") U.S. Treasury Securities Fund,
  Provident Mutual Series A:
  2006 Series...............................................  17,204,688    $10,285,615    $12,448,796
Variable Insurance Products Fund:
  Equity-Income Portfolio...................................   4,761,991    $97,411,825   $121,049,822
  Growth Portfolio..........................................   3,760,641   $115,958,312   $168,739,937
  High Income Portfolio.....................................   1,640,044    $20,290,154    $18,909,708
  Overseas Portfolio........................................   1,730,463    $33,033,626    $34,695,793
Variable Insurance Products Fund II:
  Asset Manager Portfolio...................................   2,762,739    $42,869,084    $50,171,333
  Index 500 Portfolio.......................................     925,917    $95,014,127   $130,785,727
  Investment Grade Bond Portfolio...........................   1,079,524    $13,302,389    $13,990,631
  Contrafund Portfolio......................................   1,889,406    $37,436,898    $46,177,083
Neuberger & Berman Advisers Management Trust:
  Balanced Portfolio........................................     458,797     $7,218,816     $7,496,735
  Growth Portfolio..........................................   1,147,882    $29,348,049    $30,177,810
  Limited Maturity Bond Portfolio...........................     476,423     $6,527,275     $6,584,164
  Partners Portfolio........................................      90,937     $1,658,757     $1,721,436
American Century Variable Portfolios, Inc.:
  American Century VP Capital Appreciation Portfolio........     840,282     $8,481,149     $7,579,347
Van Eck Worldwide InsuranceTrust:
  Van Eck Worldwide Bond Portfolio..........................     464,716     $5,116,154     $5,706,713
  Van Eck Worldwide Hard Assets Portfolio...................     224,814     $3,204,388     $2,068,288
  Van Eck Worldwide Emerging Markets Portfolio..............     875,429     $9,879,198     $6,233,056
  Van Eck Worldwide Real Estate Portfolio...................      46,324       $454,353       $441,930
Alger American Fund:
  Alger American Small Capitalization Portfolio.............     659,416    $27,095,720    $28,994,535

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED
     During the years ended December 31, 1998, 1997 and 1996, transactions in investment shares were as follows:
--------------------------------------------------------------------------------

                                                                       MARKET STREET FUND, INC.
-----------------------------------------------------------------------------------------------------------------------------
                                                    GROWTH PORTFOLIO                         MONEY MARKET PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                            1998          1997          1996           1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased.......................      768,646       803,570       831,901     44,184,953     23,511,707     19,129,435
Shares received from reinvestment of:
  Dividends............................      151,409       228,102       265,374      1,311,070      1,161,384      1,024,419
  Capital gain distributions...........    1,670,894     1,229,894       436,699
                                         -----------   -----------   -----------   ------------   ------------   ------------
Total shares acquired..................    2,590,949     2,261,566     1,533,974     45,496,023     24,673,091     20,153,854
Total shares redeemed..................     (903,255)     (960,812)     (904,010)   (37,178,305)   (25,932,218)   (12,978,261)
                                         -----------   -----------   -----------   ------------   ------------   ------------
Net increase (decrease) in shares
  owned................................    1,687,694     1,300,754       629,964      8,317,718     (1,259,127)     7,175,593
Shares owned, beginning of year........   10,631,736     9,330,982     8,701,018     22,625,570     23,884,697     16,709,104
                                         -----------   -----------   -----------   ------------   ------------   ------------
Shares owned, end of year..............   12,319,430    10,631,736     9,330,982     30,943,288     22,625,570     23,884,697
                                         ===========   ===========   ===========   ============   ============   ============
Cost of shares acquired................  $43,749,139   $37,696,907   $24,791,248   $ 45,496,023   $ 24,673,091   $ 20,153,854
                                         ===========   ===========   ===========   ============   ============   ============
Cost of shares redeemed................  $12,497,747   $12,847,552   $11,787,104   $ 37,178,305   $ 25,932,218   $ 12,978,261
                                         ===========   ===========   ===========   ============   ============   ============

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                           MARKET STREET FUND, INC.
-----------------------------------------------------------------------------------------------------------------------------
                                                             BOND PORTFOLIO                       MANAGED PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                     1998         1997         1996         1998         1997         1996
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased................................     268,032      199,386      168,569      196,652      179,042      221,107
Shares received from reinvestment of:
  Dividends.....................................      74,249       69,359       57,612       73,921       72,155       73,728
  Capital gain distributions....................         190                                108,786       16,767       81,745
                                                  ----------   ----------   ----------   ----------   ----------   ----------
Total shares acquired...........................     342,471      268,745      226,181      379,359      267,964      376,580
Total shares redeemed...........................    (202,735)     (87,869)    (127,216)    (178,725)    (226,374)    (198,824)
                                                  ----------   ----------   ----------   ----------   ----------   ----------
Net increase in shares owned....................     139,736      180,876       98,965      200,634       41,590      177,756
Shares owned, beginning of year.................   1,229,106    1,048,230      949,265    2,121,455    2,079,865    1,902,109
                                                  ----------   ----------   ----------   ----------   ----------   ----------
Shares owned, end of year.......................   1,368,842    1,229,106    1,048,230    2,322,089    2,121,455    2,079,865
                                                  ==========   ==========   ==========   ==========   ==========   ==========
Cost of shares acquired.........................  $3,781,286   $2,847,336   $2,391,808   $6,279,404   $4,189,158   $5,201,624
                                                  ==========   ==========   ==========   ==========   ==========   ==========
Cost of shares redeemed.........................  $2,261,555   $  938,352   $1,348,647   $2,204,017   $2,579,637   $2,131,719
                                                  ==========   ==========   ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                           MARKET STREET FUND, INC.
-----------------------------------------------------------------------------------------------------------------------------
                                                      AGGRESSIVE GROWTH PORTFOLIO              INTERNATIONAL PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                     1998         1997         1996         1998         1997         1996
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased................................     255,330      257,235      263,500      420,358      542,095      520,713
Shares received from reinvestment of:
  Dividends.....................................      13,983       13,532       13,575       22,086       21,751       23,400
  Capital gain distributions....................     133,481        2,684      136,800      212,313      170,284       94,861
                                                  ----------   ----------   ----------   ----------   ----------   ----------
Total shares acquired...........................     402,794      273,451      413,875      654,757      734,130      638,974
Total shares redeemed...........................    (198,941)     (97,819)    (125,277)    (329,168)    (271,615)    (117,063)
                                                  ----------   ----------   ----------   ----------   ----------   ----------
Net increase in shares owned....................     203,853      175,632      288,598      325,589      462,515      521,911
Shares owned, beginning of year.................   1,574,008    1,398,376    1,109,778    2,848,062    2,385,547    1,863,636
                                                  ----------   ----------   ----------   ----------   ----------   ----------
Shares owned, end of year.......................   1,777,861    1,574,008    1,398,376    3,173,651    2,848,062    2,385,547
                                                  ==========   ==========   ==========   ==========   ==========   ==========
Cost of shares acquired.........................  $8,305,625   $5,541,378   $6,735,426   $8,702,058   $9,578,029   $8,077,706
                                                  ==========   ==========   ==========   ==========   ==========   ==========
Cost of shares redeemed.........................  $2,748,918   $1,408,820   $1,641,455   $3,909,601   $3,084,716   $1,210,942
                                                  ==========   ==========   ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                          MARKET STREET FUND, INC.
---------------------------------------------------------------------------------------------------------------
                                                               ALL PRO      ALL PRO      ALL PRO      ALL PRO
                                                                LARGE        LARGE        SMALL        SMALL
                                                                 CAP          CAP          CAP          CAP
                                                                GROWTH       VALUE        GROWTH       VALUE
                                                              PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
---------------------------------------------------------------------------------------------------------------
                                                                 1998         1998         1998         1998
---------------------------------------------------------------------------------------------------------------
Shares purchased............................................     469,970      403,231      524,912      461,634
Shares received from reinvestment of:
  Dividends.................................................
  Capital gain distributions................................
                                                              ----------   ----------   ----------   ----------
Total shares acquired.......................................     469,970      403,231      524,912      461,634
Total shares redeemed.......................................    (107,240)     (50,133)     (61,916)     (79,345)
                                                              ----------   ----------   ----------   ----------
Net increase in shares owned................................     362,730      353,098      462,996      382,289
Shares owned, beginning of year.............................
                                                              ----------   ----------   ----------   ----------
Shares owned, end of year...................................     362,730      353,098      462,996      382,289
                                                              ==========   ==========   ==========   ==========
Cost of shares acquired.....................................  $4,811,412   $3,850,929   $4,739,070   $3,913,949
                                                              ==========   ==========   ==========   ==========
Cost of shares redeemed.....................................  $1,053,496   $  495,000   $  605,509   $  773,346
                                                              ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                               THE STRIPPED ("ZERO") U.S. TREASURY SECURITIES FUND
                                                                            PROVIDENT MUTUAL SERIES A
-------------------------------------------------------------------------------------------------------------------
                                                              1996 SERIES                 2006 SERIES
-------------------------------------------------------------------------------------------------------------------
                                                                 1996          1998          1997          1996
-------------------------------------------------------------------------------------------------------------------
Shares purchased............................................      118,128     5,778,688     4,580,927     4,208,650
Shares received from reinvestment of:
  Dividends.................................................
  Capital gain distributions................................
                                                              -----------   -----------   -----------   -----------
Total shares acquired.......................................      118,128     5,778,688     4,580,927     4,208,650
Total shares redeemed.......................................   (2,181,298)   (2,207,327)   (2,294,572)   (1,223,768)
                                                              -----------   -----------   -----------   -----------
Net increase (decrease) in shares owned.....................   (2,063,170)    3,571,361     2,286,355     2,984,882
Shares owned, beginning of year.............................    2,063,170    13,633,327    11,346,972     8,362,090
                                                              -----------   -----------   -----------   -----------
Shares owned, end of year...................................                 17,204,688    13,633,327    11,346,972
                                                              ===========   ===========   ===========   ===========
Cost of shares acquired.....................................  $   117,132   $ 3,919,504   $ 2,702,211   $ 2,317,522
                                                              ===========   ===========   ===========   ===========
Cost of shares redeemed.....................................  $ 1,949,315   $   936,170   $ 1,068,989   $   528,531
                                                              ===========   ===========   ===========   ===========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                    VARIABLE INSURANCE PRODUCTS FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                    EQUITY-INCOME PORTFOLIO                      GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                               1998          1997          1996          1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased..........................      941,021       879,873     1,036,625       671,544       555,971       826,059
Shares received from reinvestment of:
  Dividends...............................       57,354        52,772         2,918        16,967        16,709         4,794
  Capital gain distributions..............      204,112       265,326        83,648       443,821        74,791       121,056
                                            -----------   -----------   -----------   -----------   -----------   -----------
Total shares acquired.....................    1,202,487     1,197,971     1,123,191     1,132,332       647,471       951,909
Total shares redeemed.....................     (303,748)     (137,286)      (71,820)     (327,308)     (161,509)      (69,623)
                                            -----------   -----------   -----------   -----------   -----------   -----------
Net increase in shares owned..............      898,739     1,060,685     1,051,371       805,024       485,962       882,286
Shares owned, beginning of year...........    3,863,252     2,802,567     1,751,196     2,955,617     2,469,655     1,587,369
                                            -----------   -----------   -----------   -----------   -----------   -----------
Shares owned, end of year.................    4,761,991     3,863,252     2,802,567     3,760,641     2,955,617     2,469,655
                                            ===========   ===========   ===========   ===========   ===========   ===========
Cost of shares acquired...................  $29,069,658   $25,703,423   $21,875,240   $40,900,308   $21,882,557   $27,880,379
                                            ===========   ===========   ===========   ===========   ===========   ===========
Cost of shares redeemed...................  $ 4,524,784   $ 2,120,256   $ 1,105,790   $ 7,064,688   $ 3,690,895   $ 1,605,197
                                            ===========   ===========   ===========   ===========   ===========   ===========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                     VARIABLE INSURANCE PRODUCTS FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                      HIGH INCOME PORTFOLIO                      OVERSEAS PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                1998          1997          1996          1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased...........................      761,346       529,057       479,606       948,639       406,870      372,206
Shares received from reinvestment of:
  Dividends................................       91,147        53,162        25,643        26,637        16,746        6,165
  Capital gain distributions...............       57,917         6,571         5,016        78,510        66,476        6,782
                                             -----------   -----------   -----------   -----------   -----------   ----------
Total shares acquired......................      910,410       588,790       510,265     1,053,786       490,092      385,153
Total shares redeemed......................     (397,195)     (139,313)     (108,022)     (594,155)      (58,309)     (47,671)
                                             -----------   -----------   -----------   -----------   -----------   ----------
Net increase in shares owned...............      513,215       449,477       402,243       459,631       431,783      337,482
Shares owned, beginning of year............    1,126,829       677,352       275,109     1,270,832       839,049      501,567
                                             -----------   -----------   -----------   -----------   -----------   ----------
Shares owned, end of year..................    1,640,044     1,126,829       677,352     1,730,463     1,270,832      839,049
                                             ===========   ===========   ===========   ===========   ===========   ==========
Cost of shares acquired....................  $11,127,019   $ 7,427,218   $ 6,055,847   $20,460,713   $ 9,229,879   $6,786,632
                                             ===========   ===========   ===========   ===========   ===========   ==========
Cost of shares redeemed....................  $ 4,653,515   $ 1,619,163   $ 1,154,715   $ 9,772,188   $   946,549   $  774,233
                                             ===========   ===========   ===========   ===========   ===========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                   VARIABLE INSURANCE PRODUCTS FUND II
-----------------------------------------------------------------------------------------------------------------------------
                                                    ASSET MANAGER PORTFOLIO                     INDEX 500 PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                               1998          1997          1996          1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased..........................      373,976       380,899       313,935       299,337       318,609       200,784
Shares received from reinvestment of:
  Dividends...............................       83,022        72,745        65,522         7,854         3,902         1,531
  Capital gain distributions..............      249,065       182,481        54,028        18,191         7,916         3,938
                                            -----------   -----------   -----------   -----------   -----------   -----------
Total shares acquired.....................      706,063       636,125       433,485       325,382       330,427       206,253
Total shares redeemed.....................     (284,282)     (168,401)     (277,449)      (29,458)      (19,452)       (5,225)
                                            -----------   -----------   -----------   -----------   -----------   -----------
Net increase in shares owned..............      421,781       467,724       156,036       295,924       310,975       201,028
Shares owned, beginning of year...........    2,340,958     1,873,234     1,717,198       629,993       319,018       117,990
                                            -----------   -----------   -----------   -----------   -----------   -----------
Shares owned, end of year.................    2,762,739     2,340,958     1,873,234       925,917       629,993       319,018
                                            ===========   ===========   ===========   ===========   ===========   ===========
Cost of shares acquired...................  $11,719,512   $10,391,586   $ 6,753,590   $40,378,866   $33,442,553   $16,732,487
                                            ===========   ===========   ===========   ===========   ===========   ===========
Cost of shares redeemed...................  $ 3,982,108   $ 2,437,871   $ 4,265,120   $ 1,717,308   $ 1,092,364   $   285,519
                                            ===========   ===========   ===========   ===========   ===========   ===========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                   VARIABLE INSURANCE PRODUCTS FUND II
-----------------------------------------------------------------------------------------------------------------------------
                                                 INVESTMENT GRADE BOND PORTFOLIO                CONTRAFUND PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                1998          1997          1996          1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased...........................      606,534       322,755       260,720       989,278       947,917      378,323
Shares received from reinvestment of:
  Dividends................................       33,206        26,504        10,256         9,587         3,925
  Capital gain distributions...............        3,939                                    70,531        10,374
                                             -----------   -----------   -----------   -----------   -----------   ----------
Total shares acquired......................      643,679       349,259       270,976     1,069,396       962,216      378,323
Total shares redeemed......................     (192,971)     (128,693)      (50,765)     (455,390)      (60,207)      (4,932)
                                             -----------   -----------   -----------   -----------   -----------   ----------
Net increase in shares owned...............      450,708       220,566       220,211       614,006       902,009      373,391
Shares owned, beginning of year............      628,816       408,250       188,039     1,275,400       373,391
                                             -----------   -----------   -----------   -----------   -----------   ----------
Shares owned, end of year..................    1,079,524       628,816       408,250     1,889,406     1,275,400      373,391
                                             ===========   ===========   ===========   ===========   ===========   ==========
Cost of shares acquired....................  $ 8,081,053   $ 4,160,380   $ 3,229,467   $22,565,565   $17,279,465   $5,779,392
                                             ===========   ===========   ===========   ===========   ===========   ==========
Cost of shares redeemed....................  $ 2,275,223   $ 1,505,536   $   560,842   $ 7,227,546   $   886,624   $   73,354
                                             ===========   ===========   ===========   ===========   ===========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                 NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
-----------------------------------------------------------------------------------------------------------------------------
                                                          BALANCED PORTFOLIO                      GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                    1998         1997         1996         1998          1997         1996
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased...............................     106,914      110,201      108,736       183,659      184,992      263,886
Shares received from reinvestment of:
  Dividends....................................      10,322        4,936        5,238                                     180
  Capital gain distributions...................      72,502       12,668       29,133       294,737       60,028       42,178
                                                 ----------   ----------   ----------   -----------   ----------   ----------
Total shares acquired..........................     189,738      127,805      143,107       478,396      245,020      306,244
Total shares redeemed..........................     (89,445)     (59,986)     (36,401)     (153,725)     (83,282)     (55,459)
                                                 ----------   ----------   ----------   -----------   ----------   ----------
Net increase in shares owned...................     100,293       67,819      106,706       324,671      161,738      250,785
Shares owned, beginning of year................     358,504      290,685      183,979       823,211      661,473      410,688
                                                 ----------   ----------   ----------   -----------   ----------   ----------
Shares owned, end of year......................     458,797      358,504      290,685     1,147,882      823,211      661,473
                                                 ==========   ==========   ==========   ===========   ==========   ==========
Cost of shares acquired........................  $2,887,584   $2,121,797   $2,241,958   $11,825,496   $6,796,267   $7,625,308
                                                 ==========   ==========   ==========   ===========   ==========   ==========
Cost of shares redeemed........................  $1,454,826   $  892,244   $  570,955   $ 3,380,295   $1,702,941   $1,295,598
                                                 ==========   ==========   ==========   ===========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                         NEUBERGER & BERMAN ADVISERS
                                                                              MANAGEMENT TRUST
---------------------------------------------------------------------------------------------------------------
                                                                                                      PARTNERS
                                                                LIMITED MATURITY BOND PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------
                                                                 1998         1997         1996         1998
---------------------------------------------------------------------------------------------------------------
Shares purchased............................................     196,637      132,180      116,412       93,527
Shares received from reinvestment of:
  Dividends.................................................      20,732       11,526        8,274
  Capital gain distributions................................
                                                              ----------   ----------   ----------   ----------
Total shares acquired.......................................     217,369      143,706      124,686       93,527
Total shares redeemed.......................................     (40,024)     (23,837)     (20,824)      (2,590)
                                                              ----------   ----------   ----------   ----------
Net increase in shares owned................................     177,345      119,869      103,862       90,937
Shares owned, beginning of year.............................     299,078      179,209       75,347
                                                              ----------   ----------   ----------   ----------
Shares owned, end of year...................................     476,423      299,078      179,209       90,937
                                                              ==========   ==========   ==========   ==========
Cost of shares acquired.....................................  $2,970,710   $1,969,915   $1,724,884   $1,710,978
                                                              ==========   ==========   ==========   ==========
Cost of shares redeemed.....................................  $  579,633   $  332,448   $  289,820   $   52,221
                                                              ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                        AMERICAN CENTURY
                                                                   VARIABLE PORTFOLIOS, INC.
--------------------------------------------------------------------------------------------------
                                                                      AMERICAN CENTURY VP
                                                                 CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------------------------
                                                                 1998         1997         1996
--------------------------------------------------------------------------------------------------
Shares purchased............................................     160,212      251,935      384,291
Shares received from reinvestment of:
  Dividends.................................................
  Capital gain distributions................................      43,966       19,341       68,178
                                                              ----------   ----------   ----------
Total shares acquired.......................................     204,178      271,276      452,469
Total shares redeemed.......................................    (235,219)    (190,232)     (80,668)
                                                              ----------   ----------   ----------
Net increase (decrease) in shares owned.....................     (31,041)      81,044      371,801
Shares owned, beginning of year.............................     871,323      790,279      418,478
                                                              ----------   ----------   ----------
Shares owned, end of year...................................     840,282      871,323      790,279
                                                              ==========   ==========   ==========
Cost of shares acquired.....................................  $1,849,729   $2,680,991   $4,986,969
                                                              ==========   ==========   ==========
Cost of shares redeemed.....................................  $2,827,750   $1,948,006   $  723,514
                                                              ==========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                       VAN ECK WORLDWIDE INSURANCE TRUST
-----------------------------------------------------------------------------------------------------------------------------
                                                         VAN ECK WORLDWIDE BOND                   VAN ECK WORLDWIDE
                                                               PORTFOLIO                        HARD ASSETS PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                     1998         1997         1996         1998         1997         1996
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased................................     114,810      127,829      140,460       72,525       87,194       54,502
Shares received from reinvestment of:
  Dividends.....................................       3,695        9,965        6,267        1,263        2,862          749
  Capital gain distributions....................                                             31,009        2,113          735
                                                  ----------   ----------   ----------   ----------   ----------   ----------
Total shares acquired...........................     118,505      137,794      146,727      104,797       92,169       55,986
Total shares redeemed...........................     (52,072)     (23,040)     (25,888)     (56,902)     (20,277)     (13,461)
                                                  ----------   ----------   ----------   ----------   ----------   ----------
Net increase in shares owned....................      66,433      114,754      120,839       47,895       71,892       42,525
Shares owned, beginning of year.................     398,283      283,529      162,690      176,919      105,027       62,502
                                                  ----------   ----------   ----------   ----------   ----------   ----------
Shares owned, end of year.......................     464,716      398,283      283,529      224,814      176,919      105,027
                                                  ==========   ==========   ==========   ==========   ==========   ==========
Cost of shares acquired.........................  $1,366,886   $1,474,137   $1,593,168   $1,248,274   $1,503,036   $  909,495
                                                  ==========   ==========   ==========   ==========   ==========   ==========
Cost of shares redeemed.........................  $  566,340   $  235,174   $  258,769   $  856,258   $  259,438   $  176,559
                                                  ==========   ==========   ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------


                                                                      VAN ECK WORLDWIDE INSURANCE TRUST
---------------------------------------------------------------------------------------------------------------
                                                                                                      VAN ECK
                                                                                                     WORLDWIDE
                                                                                                        REAL
                                                                       VAN ECK WORLDWIDE               ESTATE
                                                                   EMERGING MARKETS PORTFOLIO        PORTFOLIO
---------------------------------------------------------------------------------------------------------------
                                                                 1998         1997         1996         1998
---------------------------------------------------------------------------------------------------------------
Shares purchased............................................     398,543      465,094      177,883       51,119
Shares received from reinvestment of:
  Dividends.................................................       5,568          702           19
  Capital gain distributions................................       4,949
                                                              ----------   ----------   ----------   ----------
Total shares acquired.......................................     409,060      465,796      177,902       51,119
Total shares redeemed.......................................    (112,168)     (64,711)        (450)      (4,795)
                                                              ----------   ----------   ----------   ----------
Net increase in shares owned................................     296,892      401,085      177,452       46,324
Shares owned, beginning of year.............................     578,537      177,452
                                                              ----------   ----------   ----------   ----------
Shares owned, end of year...................................     875,429      578,537      177,452       46,324
                                                              ==========   ==========   ==========   ==========
Cost of shares acquired.....................................  $3,443,133   $6,428,901   $2,130,602   $  507,425
                                                              ==========   ==========   ==========   ==========
Cost of shares redeemed.....................................  $1,365,297   $  753,212   $    4,929   $   53,072
                                                              ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                       ALGER AMERICAN FUND
----------------------------------------------------------------------------------------------------
                                                                       ALGER AMERICAN SMALL
                                                                     CAPITALIZATION PORTFOLIO
----------------------------------------------------------------------------------------------------
                                                                 1998          1997          1996
----------------------------------------------------------------------------------------------------
Shares purchased............................................      259,859       241,101      207,020
Shares received from reinvestment of:
  Dividends.................................................                                       2
  Capital gain distributions................................       72,842        12,008
                                                              -----------   -----------   ----------
Total shares acquired.......................................      332,701       253,109      207,022
Total shares redeemed.......................................     (101,464)      (19,603)     (12,349)
                                                              -----------   -----------   ----------
Net increase in shares owned................................      231,237       233,506      194,673
Shares owned, beginning of year.............................      428,179       194,673
                                                              -----------   -----------   ----------
Shares owned, end of year...................................      659,416       428,179      194,673
                                                              ===========   ===========   ==========
Cost of shares acquired.....................................  $13,629,293   $10,432,636   $8,338,053
                                                              ===========   ===========   ==========
Cost of shares redeemed.....................................  $ 3,941,412   $   815,858   $  546,992
                                                              ===========   ===========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

4. RELATED PARTY TRANSACTIONS
     Provident Mutual makes certain deductions from premiums before amounts are allocated to each Separate Account selected by the policyholder. The deductions may include (1) administrative charges, (2) state premium taxes, (3) premium processing charges, (4) premiums for supplementary benefits, (5) premiums for extra mortality risks, (6) sales charges, (7) premiums for optional benefits,
(8) a risk charge for the guaranteed minimum death benefit, and (9) Federal tax charges. Premiums adjusted for these deductions are recorded as net premiums in the statement of changes in net assets. See original policy documents for specific charges assessed.

     In addition to the aforementioned charges, each Separate Account is charged for mortality and expense risks assumed by Provident Mutual. The annual rates charged to cover these risks are:

     For scheduled premium and single premium policies -- currently 0.35% of the net assets held for the benefit of policyholders.

     For modified premium policies -- currently 0.60% of the net assets held for the benefit of policyholders.

     For flexible premium adjustable policies ("OptionsPlus") -- currently 0.75% of the net assets held for the benefit of policyholders, guaranteed not to exceed 0.90%.

     For flexible premium adjustable survivorship policies ("Survivor OptionsPlus") -- currently 0.60% of the net assets held for the benefit of policyholders, guaranteed not to exceed 0.90%.

     For flexible premium adjustable policies (other than "OptionsPlus") -- currently 0.75% of the net assets held for the benefit of policyholders.

     Each Separate Account is also charged by Provident Mutual for the cost of insurance protection. For single premium policies, the charge is accrued daily and deducted annually from the amount invested. For scheduled premium, modified premium and flexible premium adjustable policies, the charge is deducted monthly. The amount of the charge is computed based upon the amount of insurance provided during the year and the insured's attained age. Depending upon the type of policy, additional monthly deductions may be made for (1) administrative charges, (2) minimum death benefit charges, (3) first year policy charges and
(4) supplementary charges. See original policy documents for additional monthly charges. These charges are included in the statements of changes in net assets.

     The Policies provide for an initial free-look period. If a policy is cancelled within certain time constraints, the policyholder will receive a refund equal to the policy account value plus certain deductions made under the policy. Where state law requires a minimum refund equal to gross premiums paid, the refund will instead equal the gross premiums paid on the policy and will not reflect investment experience.

     If a single premium or modified premium policy is surrendered within the first nine policy years, a contingent deferred sales load charge and/or contingent deferred administrative charge are assessed. These same charges are assessed if a flexible premium adjustable policy is surrendered within the first ten policy years. These charges are assessed if a flexible premium adjustable survivorship policy is surrendered before the fifteenth policy year (twelfth policy year for New York policies). These charges are recorded as administrative charges in the statements of changes in net assets.

     For scheduled premium and single premium policies, Provident Mutual has agreed to make a daily adjustment to the net rate of return of the Growth, Money Market and Bond Separate Accounts to offset completely all Market Street Fund, Inc. expenses charged to the portfolios in which the Separate Accounts

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

4. RELATED PARTY TRANSACTIONS, CONTINUED invest, except for (1) all brokers' commissions, (2) transfer taxes, investment advisory fees and other fees and expenses for services relating to purchases and sales of portfolio investments, and (3) income tax liabilities. The total amounts reimbursed for the Growth, Money Market and Bond Separate Accounts for the years ended December 31, 1998, 1997 and 1996 were as follows:

                                                                             MONEY
                                                                 GROWTH      MARKET       BOND
                                                                SEPARATE    SEPARATE    SEPARATE
                                                                ACCOUNT     ACCOUNT     ACCOUNT
                                                                --------    --------    --------
Year ending December 31,
     1998...................................................     $4,864         --       $1,300
     1997...................................................     $3,041        $40       $1,390
     1996...................................................     $3,491       $146       $1,087

     These amounts are shown as an operating expense reimbursement reducing total expenses in the statements of operations.

     Provident Mutual makes a daily asset charge against the assets of the Zero Coupon Bond Separate Account. The charge is to reimburse Provident Mutual for the transaction charge paid directly by Provident Mutual to MLPFS on the sale of the Zero Coupon Trust units to the Zero Coupon Bond Separate Account. Provident Mutual pays these amounts from General Account assets. The amount of the asset charge currently is equivalent to an effective annual rate of .25% of the average daily net assets of each Subaccount. This amount may be increased in the future, but in no event will it exceed an effective annual rate of .50%. The charge will be cost based (taking into account the loss of interest) with no anticipated element of profit for Provident Mutual.

                                PROVIDENT MUTUAL
                             LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

              REPORT ON AUDIT OF CONSOLIDATED FINANCIAL STATEMENTS
               FOR THE YEARS ENDED DECEMBER 31, 1998, 1997, 1996

                        INDEPENDENT ACCOUNTANTS' REPORT

To the Board of Directors of
Provident Mutual Life Insurance Company:

     In our opinion, the accompanying consolidated statements of financial condition and the related consolidated statements of operations, equity, and cash flows present fairly, in all material respects, the financial position of Provident Mutual Life Insurance Company and Subsidiaries, at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Philadelphia, Pennsylvania
February 5, 1999

            PROVIDENT MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                 (IN THOUSANDS)

                                                                    DECEMBER 31,
                                                              ------------------------
                                                                 1998          1997
                                                              ----------    ----------
ASSETS
Investments:
  Fixed maturities:
     Available for sale, at market (cost:
      1998 -- $2,924,713; 1997 -- $2,647,954)...............  $3,030,942    $2,758,069
     Held to maturity, at amortized cost (market:
      1998 -- $405,108; 1997 -- $455,776)...................     379,184       436,181
  Equity securities, at market (cost: 1998 -- $30,317;
     1997 -- $22,706).......................................      29,420        23,818
  Mortgage loans............................................     641,568       663,285
  Real estate...............................................      39,468        52,543
  Policy loans and premium notes............................     362,381       358,670
  Other invested assets.....................................       9,428        14,546
  Short-term investments....................................      96,141        18,519
                                                              ----------    ----------
          Total investments.................................   4,588,532     4,325,631
Cash........................................................  14,424....        17,985
Premiums due................................................      11,754        12,960
Investment income due and accrued...........................      75,729        73,997
Deferred policy acquisition costs...........................     705,183       629,635
Reinsurance recoverable.....................................     152,831       499,488
Separate account assets.....................................   3,115,352     2,284,118
Other assets................................................      73,716        77,059
                                                              ----------    ----------
          Total Assets......................................  $8,737,521    $7,920,873
                                                              ==========    ==========
LIABILITIES
Policy liabilities:
  Future policyholder benefits..............................  $4,243,117    $4,344,591
  Policyholder funds........................................     146,948       146,871
  Policyholder dividends payable............................      33,428        33,258
  Other policy obligations..................................      18,321        16,638
                                                              ----------    ----------
          Total policy liabilities..........................   4,441,814     4,541,358
Expenses payable............................................      29,670        23,775
Taxes payable...............................................       6,308         5,856
Federal income taxes payable:
  Current...................................................      30,721        39,114
  Deferred..................................................      57,790        64,216
Separate account liabilities................................   3,088,933     2,279,124
Other liabilities...........................................     147,162       123,148
                                                              ----------    ----------
          Total liabilities.................................   7,802,398     7,076,591
                                                              ----------    ----------
COMMITMENTS AND CONTINGENCIES NOTE 9
EQUITY
Retained earnings...........................................     901,158       813,618
Accumulated other comprehensive income:
  Net unrealized appreciation on securities.................      33,965        30,664
                                                              ----------    ----------
          Total equity......................................     935,123       844,282
                                                              ----------    ----------
          Total Liabilities and Equity......................  $8,737,521    $7,920,873
                                                              ==========    ==========

          See accompanying notes to consolidated financial statements.

            PROVIDENT MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)

                                                                 YEARS ENDED DECEMBER 31,
                                                             --------------------------------
                                                               1998        1997        1996
                                                             --------    --------    --------
REVENUES
Premiums...................................................  $206,376    $220,952    $235,615
Policy and contract charges................................   126,282     106,449      73,873
Net investment income......................................   352,690     331,524     333,938
Other income...............................................    55,596      47,520      43,839
Net realized gains on investments..........................     6,780       2,360       7,873
                                                             --------    --------    --------
          Total revenues...................................   747,724     708,805     695,138
                                                             --------    --------    --------
BENEFITS AND EXPENSES
Policy and contract benefits...............................   226,802     234,117     241,042
Change in future policyholder benefits.....................   138,001     122,463     130,147
Operating expenses.........................................    82,290      82,310      94,786
Amortization of deferred policy acquisition costs..........    72,926      73,582      56,092
Policyholder dividends.....................................    65,648      65,736      65,184
Noninsurance commissions and expenses......................    35,649      24,962      20,520
                                                             --------    --------    --------
          Total benefits and expenses......................   621,316     603,170     607,771
                                                             --------    --------    --------
          Income before income taxes.......................   126,408     105,635      87,367
                                                             --------    --------    --------
Income tax expense (benefit):
  Current..................................................    46,953      35,971      (6,613)
  Deferred.................................................    (8,085)      2,613      12,441
                                                             --------    --------    --------
          Total income tax expense.........................    38,868      38,584       5,828
                                                             --------    --------    --------
          Net Income.......................................  $ 87,540    $ 67,051    $ 81,539
                                                             ========    ========    ========

          See accompanying notes to consolidated financial statements.

            PROVIDENT MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF EQUITY
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                                 (IN THOUSANDS)

                                                                             NET
                                                                         UNREALIZED
                                                            RETAINED    APPRECIATION      TOTAL
                                                            EARNINGS    ON SECURITIES     EQUITY
                                                            --------    -------------    --------
BALANCE AT JANUARY 1, 1996................................  $665,028       $30,301       $695,329
                                                                                         --------
Comprehensive income
  Net income..............................................    81,539            --         81,539
  Other comprehensive income, net of tax:
     Change in unrealized appreciation....................        --       (19,591)       (19,591)
                                                                                         --------
Total comprehensive income................................                                 61,948
                                                            --------       -------       --------
BALANCE AT DECEMBER 31, 1996..............................   746,567        10,710        757,277
                                                                                         --------
Comprehensive income
  Net income..............................................    67,051            --         67,051
  Other comprehensive income, net of tax:
     Change in unrealized appreciation....................        --        19,954         19,954
                                                                                         --------
Total comprehensive income................................                                 87,005
                                                            --------       -------       --------
BALANCE AT DECEMBER 31, 1997..............................   813,618        30,664        844,282
                                                                                         --------
Comprehensive income
  Net income..............................................    87,540            --         87,540
  Other comprehensive income, net of tax:
     Change in unrealized appreciation....................        --         3,301          3,301
                                                                                         --------
Total comprehensive income................................                                 90,841
                                                            --------       -------       --------
BALANCE AT DECEMBER 31, 1998..............................  $901,158       $33,965       $935,123
                                                            ========       =======       ========

          See accompanying notes to consolidated financial statements.

            PROVIDENT MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                    YEARS ENDED DECEMBER 31,
                                                              -------------------------------------
                                                                 1998          1997         1996
                                                              -----------    ---------    ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $    87,540    $  67,051    $  81,539
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Interest credited to variable universal life and
    investment products.....................................      124,693      108,773      117,038
  Amortization of deferred policy acquisition costs.........       72,926       73,582       56,092
  Capitalization of deferred policy acquisition costs.......     (140,052)    (127,593)    (119,031)
  Deferred Federal income taxes.............................       (8,085)       2,613       12,441
  Depreciation, amortization and accretion..................         (701)       4,309        5,292
  Net realized gains on investments.........................       (6,780)      (2,360)      (7,873)
  Change in investment income due and accrued...............       (1,732)         215          991
  Change in premiums due....................................        1,206          146        2,757
  Change in reinsurance recoverable.........................      346,657       30,838       14,173
  Change in policy liabilities and other policyholder
    funds...................................................     (342,412)     (44,638)     (18,335)
  Change in other liabilities...............................       24,014        5,093        8,899
  Change in current Federal income taxes payable............       (8,393)       3,786      (43,161)
  Other, net................................................        4,262       (7,770)     (13,785)
                                                              -----------    ---------    ---------
    Net cash provided by operating activities...............      153,143      114,045       97,037
                                                              -----------    ---------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of investments:
  Available for sale securities.............................      290,037      370,224      285,514
  Held to maturity securities...............................        4,806           --           --
  Equity securities.........................................       27,543        8,288        8,147
  Real estate...............................................       27,740       17,347       21,902
  Other invested assets.....................................       25,080        7,424        6,078
Proceeds from maturities of investments:
  Available for sale securities.............................      348,101      207,455      165,980
  Held to maturity securities...............................       76,483       96,045      109,582
  Mortgage loans............................................      121,076       99,673      124,190
Purchases of investments:
  Available for sale securities.............................     (922,201)    (705,348)    (533,650)
  Held to maturity securities...............................      (23,624)     (21,721)     (76,730)
  Equity securities.........................................      (32,339)      (7,052)      (2,966)
  Mortgage loans............................................     (107,728)     (54,659)     (94,254)
  Real estate...............................................         (856)      (1,823)     (11,449)
  Other invested assets.....................................      (11,342)      (1,807)        (127)
Contributions of separate account seed money................      (20,826)          --         (601)
Withdrawals of separate account seed money..................        1,954           29        6,586
Policy loans and premium notes, net.........................       (3,711)        (148)       7,580
Net (purchases) sales of short-term investments.............      (77,622)      41,888       35,983
                                                              -----------    ---------    ---------
    Net cash (used in) provided by investing activities.....     (277,429)      55,815       51,765
                                                              -----------    ---------    ---------
CASH FLOWS FROM FINANCING ACTIVITIES
Variable universal life and investment product deposits.....    1,228,552      836,694      668,437
Variable universal life and investment product
  withdrawals...............................................   (1,107,827)    (994,120)    (814,559)
                                                              -----------    ---------    ---------
    Net cash provided by (used in) financing activities.....      120,725     (157,426)    (146,122)
                                                              -----------    ---------    ---------
    Net change in cash......................................       (3,561)      12,434        2,680
Cash, beginning of year.....................................       17,985        5,551        2,871
                                                              -----------    ---------    ---------
Cash, end of year...........................................  $    14,424    $  17,985    $   5,551
                                                              ===========    =========    =========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Cash paid during the year for income taxes................  $    54,863    $  31,805    $  36,329
                                                              ===========    =========    =========
  Foreclosure of mortgage loans.............................  $     8,848    $   1,744    $   7,665
                                                              ===========    =========    =========

          See accompanying notes to consolidated financial statements.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

     Provident Mutual Life Insurance Company (Provident Mutual) is organized as a mutual life insurance company.

     Provident Mutual's wholly-owned subsidiaries are Providentmutual Life and Annuity Company of America (PLACA), Provident Mutual International Life Insurance Company (PMILIC) and Providentmutual Holding Company (PHC) and, in aggregate, are defined as the "Company."

     On October 13, 1998, the Board of Directors of Provident Mutual unanimously approved and adopted a Plan of Conversion (Plan) to reorganize Provident Mutual Life Insurance Company, utilizing a mutual holding company structure. The Plan amended and replaced the proposed plan of conversion adopted January 5, 1998. The Plan would result in Provident Mutual converting to a stock life insurance company and being renamed Provfirst America Life Insurance Company (Provfirst America). Provfirst America will have a newly created parent company, Provfirst America Corporation, a stock holding company. Additionally, Provfirst America Corporation will have a newly created parent company, Provident Mutual Holding Company, a mutual holding company. PLACA will be renamed Provfirst America Life and Annuity Company. PMILIC will be renamed Provfirst America International Life Insurance Company. PHC will be renamed Provfirst America Holding Company.

     The Insurance Department of the Commonwealth of Pennsylvania reviewed the Plan and rendered its Decision and Order approving the Plan, subject to certain conditions, on November 6, 1998.

     The Plan requires the approval of at least two-thirds of the votes cast by voting policyholders. A Special Meeting of policyholders to consider and vote upon the Plan has been scheduled for February 9, 1999.

     The Company sells individual variable and traditional life insurance products and a variety of individual and group annuity products and maintains a block of direct response-marketed life and health insurance products. The Company distributes its products through a variety of distribution channels, principally career agents, personal producing general agents and brokers. The Company is licensed to operate in 50 states, which are responsible for product regulation. Sales in 12 states accounted for 79% of the Company's sales for the year ended December 31, 1998. For many of the life and annuity products, the insurance departments of the states in which the Company conducts business must approve products and policy forms in advance of sales. In addition, benefits are regulated by statutes and regulations in each of these states.

     PLACA specializes primarily in the development and sale of various annuity products and sells certain variable and traditional life products, also sold by Provident Mutual, through a personal producing general agency sales force.

     PMILIC's business consists of life insurance assumed from Provident Mutual.

     PHC is a downstream holding company whose major subsidiary is Sigma American Corporation (Sigma). Sigma is a general partner in a joint venture that provides investment advisory, mutual fund distribution, trust and administrative services to a group of mutual funds and other parties.

BASIS OF PRESENTATION

     The consolidated financial statements include the accounts of Provident Mutual and its wholly-owned subsidiaries. Intercompany transactions have been eliminated. The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles (GAAP). Certain prior year amounts have been reclassified to conform with the current year presentation.

     The Company prepares financial statements for filing with regulatory authorities in conformity with the accounting practices prescribed or permitted by the Insurance Departments of the Commonwealth of Pennsylvania and the State of Delaware (SAP). Practices under SAP vary from GAAP primarily with respect to the initial deferral of acquisition costs, the accounting for deferred taxes, the accrual of postretirement benefits, the elimination of the statutory asset valuation reserve and the establishment of investment valuation allowances.

     Statutory net income was $74.8 million, $62.7 million and $39.9 million for the years ended December 31, 1998, 1997 and 1996, respectively. Statutory surplus was $382.4 million and $374.4 million as of December 31, 1998 and 1997, respectively. During 1998, the Company adopted the accounting requirements of the National Association of Insurance Commissioners' codification of statutory accounting principles. The effect of this reduced surplus by $46.8 million.

     The preparation of the accompanying consolidated financial statements required management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

     The Company is subject to interest rate risk to the extent its investment portfolio cash flows are not matched to its insurance liabilities. Management believes it manages this risk through modeling of the cash flows under reasonable scenarios.

INVESTED ASSETS

     Fixed maturity securities (bonds) which may be sold are designated as "available for sale" and are reported at market value. Unrealized appreciation/depreciation on these securities is recorded directly in equity, net of related Federal income taxes and amortization of deferred acquisition costs. Fixed maturity securities that the Company has the intent and ability to hold to maturity are designated as "held to maturity" and are reported at amortized cost.

     Equity securities (common and preferred stocks) are reported at market value. Unrealized appreciation/depreciation on these securities is recorded directly in equity, net of related Federal income taxes and amortization of deferred acquisition costs.

     Fixed maturity and equity securities that have experienced an other than temporary decline in value are written down to fair value by a charge to realized losses. This fair value becomes the new cost basis of the particular security.

     Mortgage loans are carried at unpaid principal balances, less impairment reserves. For mortgage loans considered impaired, a specific reserve is established. A general reserve is also established for probable losses arising from the portfolio but not attributable to specific loans. Mortgage loans are considered impaired when it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. Upon impairment, a reserve is established for the difference between the unpaid principal of the mortgage loan and its fair value. Fair value is based on either the present value of expected future cash flows discounted at the mortgage loan's effective interest rate or the fair value of the underlying collateral. Changes in the reserve are charged to realized capital losses. Reserves totaled $10.7 million and $13.1 million at December 31, 1998 and 1997, respectively.

     Policy loans are reported at unpaid principal balances.

     Real estate occupied by the Company is carried at cost less accumulated depreciation. Foreclosed real estate is carried at the lower of cost or fair market value, less encumbrances and accumulated depreciation. The straight-line method of depreciation is used for all real estate.

     Other invested assets consist primarily of real estate joint ventures carried on the equity basis and limited partnerships carried at the lower of cost or fair market value. The Company receives preferred returns and interest on loans/capital advances made to the real estate joint ventures.

     Cash includes demand deposits and cash on hand.

     Short-term investments include money market funds, certificates of deposit and short-term investments whose maturities at the time of acquisition were one year or less. These investments are carried at amortized cost, which approximates market value.

     It is the Company's policy to use derivatives (exchange-traded or over-the-counter financial instruments whose value is based upon or derived from a specific underlying index or commodity) for the purpose of reducing exposure to interest rate fluctuations, but not for income generation or speculative purposes. Derivatives utilized by the Company are long and short positions on United States Treasury notes and bond futures and certain interest rate swaps.

     The net interest effect of futures transactions is settled on a daily basis. Cash paid or received is recorded daily, along with a receivable/payable, to settle the futures contract prior to the contract termination. The receivable/payable is carried until the contract is terminated and the remaining balance is included in either net investment income or realized gain or loss. Upon termination of a futures contract that is identified to a specific security, any gain or loss is deferred and amortized to net investment income over the expected remaining life of the hedged security. If the futures contract is not identified to a specific security, any gain or loss on termination is reported as a realized gain or loss.

     Interest rate swaps are settled on the contract date. Cash paid or received is reported as an adjustment to net investment income.

     In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities." This Statement requires that all derivatives be recorded at fair value in the statement of financial condition as either assets or liabilities. The accounting for changes in the fair value of a derivative depends on its intended use and its resulting designation. This Statement is effective for fiscal years beginning after June 15, 1999. The Company is currently reviewing this Statement and has not yet determined its impact on the consolidated financial statements.

     In December 1997, the American Institute of Certified Public Accountants issued Statement of Position No. 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." The adoption of this statement, which is effective for fiscal years beginning after December 15, 1998, is not expected to have a material effect on the Company's consolidated financial statements.

BENEFIT RESERVES AND POLICYHOLDER CONTRACT DEPOSITS

Traditional Life Insurance Products

     Traditional life insurance products include those contracts with fixed and guaranteed premiums and benefits, and consist principally of whole life and term insurance policies, limited-payment life insurance policies and certain annuities with life contingencies. Most traditional life insurance policies are participating. In addition to guaranteeing benefits, they pay dividends, as declared annually by the Company based on experience.

     Reserves on traditional life insurance products are calculated by using the net level premium method. For participating traditional life insurance policies, reserve assumptions are based on mortality rates consistent with those underlying the cash values and investment rates consistent with the Company's dividend practices. For most policies, reserves are based on the 1958 or 1980 Commissioners' Standard Ordinary (CSO) mortality tables at interest rates ranging from 3.5% to 4.5%.

Variable Life and Investment-Type Products

     Variable life products include fixed premium variable life and flexible premium variable universal life. Investment-type products consist primarily of guaranteed investment contracts (GICs) and single premium and flexible premium annuity contracts.

     Benefit reserves and policyholder contract deposits on these products are determined following the retrospective deposit method and consist of policy values that accrue to the benefit of the policyholder, before deduction of surrender charges.

PREMIUMS, CHARGES AND BENEFITS

Traditional Life Insurance and Accident and Health Insurance Products

     Premiums for individual life policies are recognized when due; premiums for accident and health and all other policies are reported as earned proportionately over their policy terms.

     Benefit claims (including an estimated provision for claims incurred but not reported), benefit reserve changes, and expenses (except those deferred) are charged to income as incurred.

Variable Life and Investment-Type Products

     Revenues for variable life and investment-type products consist of policy charges for the cost of insurance, policy initiation, administration and surrenders during the period. Premiums received and the accumulated value portion of benefits paid are excluded from the amounts reported in the consolidated statements of operations. Expenses include interest credited to policy account balances and benefit payments made in excess of policy account balances. Many of these policies are variable life or variable annuity policies, in which investment performance credited to the account balance is based on the investment performance of separate accounts chosen by the policyholder. For other account balances, credited interest rates ranged from 3.47% to 9.07% in 1998.

Deferred Policy Acquisition Costs

     The costs that vary with and are directly related to the production of new business, have been deferred to the extent deemed recoverable. Such costs include commissions and certain costs of underwriting, policy issue and marketing.

     Deferred policy acquisition costs on traditional participating life insurance policies are amortized in proportion to the present value of expected gross margins. Gross margins include margins from mortality, investments and expenses, net of policyholder dividends. Expected gross margins are redetermined regularly, based on actual experience and current assumptions of mortality, persistency, expenses, and investment experience. The average investment yield, before realized capital gains and losses, in the calculation of expected gross margins was 8.25% for 1998, 8.0% for 1997 and 8.15% for 1996.

     Deferred policy acquisition costs for variable life and investment-type products are amortized in relation to the incidence of expected gross profits, including realized investment gains and losses, over the expected life of the policies.

     The costs deferred during 1998, 1997 and 1996 were $140.1 million, $127.6 million, and $119.0 million, respectively. Amortization of deferred policy acquisition costs was $72.9 million, $73.6 million and $56.1 million during 1998, 1997 and 1996, respectively.

CAPITAL GAINS AND LOSSES

     Realized capital gains and losses on sales of investments are based upon specific identification of the investments sold. A realized capital loss is recorded at the time a decline in the value of an investment is determined to be other than temporary.

POLICYHOLDER DIVIDENDS

     Annually, the Board of Directors declares the amount of dividends to be paid in the following calendar year. Dividends are earned by the policyholders ratably over the policy year. Dividends are included in the accompanying consolidated financial statements as a liability and as a charge to operations.

REINSURANCE

     Premiums, benefits and expenses are recorded net of experience refunds, reserve adjustments and amounts assumed from or ceded to reinsurers, including commission and expense allowances.

SEPARATE ACCOUNTS

     Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable life insurance policyholders, variable annuity contractholders and several of the Company's retirement plans.

     The contractholders/policyholders bear the investment risk on separate account assets except in instances where the Company guarantees a fixed return and on the Company's seed money. The separate account assets are carried at fair value.

     For guaranteed contracts, the separate account assets and liabilities are carried at historical cost. The guaranteed contracts are maintained in a separate account for statutory purposes. Due to the guaranteed return, this separate account is included in the general account assets and liabilities for GAAP purposes.

FEDERAL INCOME TAXES

     Deferred income tax assets and liabilities have been recorded for temporary differences between the reported amounts of assets and liabilities in the accompanying consolidated financial statements and those in the Company's income tax returns.

COMPREHENSIVE INCOME

     During 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income". SFAS No. 130 establishes standards for the reporting and presentation of comprehensive income and its components.

     Comprehensive income encompasses all changes in equity, excluding transactions with owners, and includes net income and the change in unrealized appreciation/depreciation on securities. This new standard requires additional disclosures in the consolidated financial statements and does not affect results of operations or financial condition.

     The components of other comprehensive income are as follows (in millions):

                                                                      TAX
                                                     BEFORE TAX    (EXPENSE)    NET OF TAX
                                                       AMOUNT       BENEFIT       AMOUNT
                                                     ----------    ---------    ----------
YEAR ENDED DECEMBER 31, 1998:
  Unrealized appreciation (depreciation) on
     securities....................................    $ 11.9       $ (4.2)       $  7.7
  Less: reclassification adjustment for gains
     realized in net income........................      (6.8)         2.4          (4.4)
                                                       ------       ------        ------
  Net change in unrealized appreciation on
     securities....................................    $  5.1       $ (1.8)       $  3.3
                                                       ======       ======        ======
YEAR ENDED DECEMBER 31, 1997:
  Unrealized appreciation (depreciation) on
     securities....................................    $ 33.1       $(11.6)       $ 21.5
  Less: reclassification adjustment for gains
     realized in net income........................      (2.4)          .9          (1.5)
                                                       ------       ------        ------
  Net change in unrealized appreciation on
     securities....................................    $ 30.7       $(10.7)       $ 20.0
                                                       ======       ======        ======
YEAR ENDED DECEMBER 31, 1996:
  Unrealized appreciation (depreciation) on
     securities....................................    $(24.7)      $ 10.2        $(14.5)
  Less: reclassification adjustment for gains
     realized in net income........................      (7.9)         2.8          (5.1)
                                                       ------       ------        ------
  Net change in unrealized appreciation on
     securities....................................    $(32.6)      $ 13.0        $(19.6)
                                                       ======       ======        ======

2.  FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following table presents the fair values and carrying values of the Company's financial instruments at December 31, 1998 and 1997 (in millions):

                                             DECEMBER 31, 1998       DECEMBER 31, 1997
                                            --------------------    --------------------
                                              FAIR      CARRYING      FAIR      CARRYING
                                             VALUE       VALUE       VALUE       VALUE
                                            --------    --------    --------    --------
ASSETS
Fixed maturities:
  Available for sale......................  $3,030.9    $3,030.9    $2,758.1    $2,758.1
  Held to maturity........................  $  405.1    $  379.2    $  455.8    $  436.2
Equity securities.........................  $   29.4    $   29.4    $   23.8    $   23.8
Mortgage loans............................  $  697.2    $  641.6    $  726.6    $  663.3

                                             DECEMBER 31, 1998       DECEMBER 31, 1997
                                            --------------------    --------------------
                                              FAIR      CARRYING      FAIR      CARRYING
                                             VALUE       VALUE       VALUE       VALUE
                                            --------    --------    --------    --------
LIABILITIES FOR INVESTMENT-TYPE INSURANCE
  CONTRACTS
Guaranteed interest contracts.............  $  178.6    $  172.3    $  240.7    $  234.3
Group annuities...........................  $1,596.4    $1,595.9    $1,345.8    $1,353.2
Supplementary contracts without life
  contingencies...........................  $   30.4    $   29.8    $   30.8    $   30.6
Individual annuities......................  $1,907.1    $1,961.8    $1,740.3    $1,799.6

     The underlying investment risk of the Company's variable life and variable annuity contracts is assumed by the policyholder. These reserve liabilities are primarily reported in the separate accounts. The liabilities in the separate accounts are recorded at amounts equal to the related assets at fair value.

     Fair values for the Company's insurance contracts other than investment-type contracts are not required to be disclosed under SFAS No. 107, "Disclosures about Fair Value of Financial Instruments." However, the estimated fair value and future cash flows of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The estimated fair value of all assets without a corresponding revaluation of all liabilities associated with insurance contracts can be misinterpreted.

     The following notes summarize the major methods and assumptions used in estimating the fair values of financial instruments:

INVESTMENT SECURITIES

     Bonds, common stocks and preferred stocks are valued based upon quoted market prices, where available. If quoted market prices are not available, as in the case of private placements, fair values are based on quoted market prices of comparable instruments (see Note 3).

MORTGAGE LOANS

     Mortgage loans are valued using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. For mortgage loans classified as nonperforming, the fair value was set equal to the lesser of the unpaid principal balance or the market value of the underlying property.

POLICY LOANS

     Policy loans are issued with either fixed or variable interest rates, depending upon the terms of the policies. For those loans with fixed interest rates, the interest rates range from 5% to 8%. For loans with variable interest rates, the interest rates are primarily adjusted quarterly based upon changes in a corporate bond index. Future cash flows of policy loans are uncertain and difficult to predict. As a result, management deems it impractical to calculate the fair value of policy loans.

GUARANTEED INTEREST CONTRACTS

     The fair value of GIC liabilities is based upon discounted future cash flows. Contract account balances are accumulated to the maturity dates at the guaranteed rate of interest. Accumulated values are discounted using interest rates for which liabilities with similar durations could be sold. The statement value and fair value of the assets backing the guaranteed interest contract liabilities were $172.5 million and $175.9 million, respectively, at December 31, 1998 and $237.1 million and $240.9 million, respectively, at December 31, 1997.

GROUP ANNUITIES

     The fair value of group annuities is primarily based upon termination value, which is calculated by applying contractual market value adjustments to the account balances. For those contracts not subject to market value adjustments at termination, book value represents fair value.

INDIVIDUAL ANNUITIES AND SUPPLEMENTARY CONTRACTS

     The fair value of individual annuities and supplementary contracts without life contingencies is based primarily on surrender values. For those individual annuities and supplementary contracts that are not surrenderable, discounted future cash flows are used for calculating fair value.

POLICYHOLDER DIVIDENDS AND COUPON ACCUMULATIONS

     The policyholders' dividend and coupon accumulation liabilities will ultimately be settled in cash, applied toward the payment of premiums, or left on deposit with the Company at interest. Management deems it impractical to calculate the fair value of these liabilities due to valuation difficulties involving the uncertainties of final settlement.

3.  MARKETABLE SECURITIES

     The amortized cost, gross unrealized gains and losses and estimated fair value of investments in fixed maturity securities and equity securities as of December 31, 1998 and 1997 are as follows (in millions):

                                                                   DECEMBER 31, 1998
                                                   --------------------------------------------------
                                                                  GROSS         GROSS       ESTIMATED
                                                   AMORTIZED    UNREALIZED    UNREALIZED      FAIR
AVAILABLE FOR SALE                                   COST         GAINS         LOSSES        VALUE
------------------                                 ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies...........  $   41.7       $  1.7        $  --       $   43.4
Obligations of states and political
  subdivisions...................................      57.8          2.9           --           60.7
Debt securities issued by foreign governments....       1.0           .1           --            1.1
Corporate securities.............................   2,537.1        124.4         33.3        2,628.2
Mortgage-backed securities.......................     287.1         11.0           .6          297.5
                                                   --------       ------        -----       --------
Subtotal -- fixed maturities.....................   2,924.7        140.1         33.9        3,030.9
Equity securities................................      30.3          1.8          2.7           29.4
                                                   --------       ------        -----       --------
     Total.......................................  $2,955.0       $141.9        $36.6       $3,060.3
                                                   ========       ======        =====       ========

                                                                   DECEMBER 31, 1998
                                                   --------------------------------------------------
                                                                  GROSS         GROSS       ESTIMATED
                                                   AMORTIZED    UNREALIZED    UNREALIZED      FAIR
HELD TO MATURITY                                     COST         GAINS         LOSSES        VALUE
----------------                                   ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies...........   $ 16.7        $ 1.5         $  --        $ 18.2
Obligations of states and political
  subdivisions...................................      7.9           .7            .1           8.5
Debt securities issued by foreign governments....      6.2          1.0            --           7.2
Corporate securities.............................    339.6         22.4            .2         361.8
Mortgage-backed securities.......................      8.8           .6            --           9.4
                                                    ------        -----         -----        ------
     Total.......................................   $379.2        $26.2         $  .3        $405.1
                                                    ======        =====         =====        ======

                                                                   DECEMBER 31, 1997
                                                   --------------------------------------------------
                                                                  GROSS         GROSS       ESTIMATED
                                                   AMORTIZED    UNREALIZED    UNREALIZED      FAIR
AVAILABLE FOR SALE                                   COST         GAINS         LOSSES        VALUE
------------------                                 ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies...........  $   53.4       $  2.0        $  .1       $   55.3
Obligations of states and political
  subdivisions...................................      66.7          3.3           .2           69.8
Debt securities issued by foreign governments....       1.0           .1           --            1.1
Corporate securities.............................   2,257.1        104.2         10.8        2,350.5
Mortgage-backed securities.......................     269.8         11.7           .1          281.4
                                                   --------       ------        -----       --------
Subtotal -- fixed maturities.....................   2,648.0        121.3         11.2        2,758.1
Equity securities................................      22.7          4.8          3.7           23.8
                                                   --------       ------        -----       --------
     Total.......................................  $2,670.7       $126.1        $14.9       $2,781.9
                                                   ========       ======        =====       ========

                                                                   DECEMBER 31, 1997
                                                   --------------------------------------------------
                                                                  GROSS         GROSS       ESTIMATED
                                                   AMORTIZED    UNREALIZED    UNREALIZED      FAIR
HELD TO MATURITY                                     COST         GAINS         LOSSES        VALUE
----------------                                   ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies...........   $ 17.3        $ 1.1          $ --        $ 18.4
Obligations of states and political
  subdivisions...................................      9.1           .6            .1           9.6
Debt securities issued by foreign governments....      6.5           .8            --           7.3
Corporate securities.............................    393.9         19.1           2.5         410.5
Mortgage-backed securities.......................      9.4           .6            --          10.0
                                                    ------        -----          ----        ------
     Total.......................................   $436.2        $22.2          $2.6        $455.8
                                                    ======        =====          ====        ======

     The amortized cost and estimated fair value of fixed maturity securities at December 31, 1998, by contractual maturity, are as follows (in millions):

                            AMORTIZED   ESTIMATED
AVAILABLE FOR SALE            COST      FAIR VALUE
------------------          ---------   ----------
Due in one year or less...  $  145.1     $  146.6
Due after one year through
  five years..............     768.8        791.8
Due after five years
  through ten years.......     734.1        766.9
Due after ten years.......   1,276.7      1,325.6
                            --------     --------
     Total................  $2,924.7     $3,030.9
                            ========     ========

                            AMORTIZED   ESTIMATED
HELD TO MATURITY              COST      FAIR VALUE
----------------            ---------   ----------
Due in one year or less...   $ 10.2       $ 10.2
Due after one year through
  five years..............    109.1        113.6
Due after five years
  through ten years.......    156.3        168.7
Due after ten years.......    103.6        112.6
                             ------       ------
     Total................   $379.2       $405.1
                             ======       ======

     Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are included based on their contractual maturity.

     Realized gains (losses) on investments for the years ended December 31, 1998, 1997 and 1996 are summarized as follows (in millions):

                           1998    1997    1996
                           -----   -----   -----
Fixed maturities.........  $(9.2)  $ 7.9   $ 6.0
Equity securities........    2.8    (3.8)     .3
Mortgage loans...........     .7     1.1    (1.4)
Real estate..............    6.6    (2.2)    2.8
Policy loans and premium
  notes..................     --      --      .9
Other invested assets....    8.9     (.6)    (.7)
Other assets.............   (3.0)     --      --
                           -----   -----   -----
     Total...............  $ 6.8   $ 2.4   $ 7.9
                           =====   =====   =====

     During 1998, the Company sold held to maturity securities with an amortized cost of $5.6 million, resulting in a realized loss of $.8 million.

The securities were sold in response to significant deterioration in the creditworthiness of the issuers.

     Net unrealized appreciation on available for sale securities as of December 31, 1998 and 1997 is summarized as follows (in millions):

                                 1998     1997
                                ------   ------
Net unrealized appreciation
  before adjustments for the
  following:..................  $105.3   $111.2
  Amortization of deferred
     policy acquisition
     costs....................   (53.0)   (64.0)
  Deferred Federal income
     taxes....................   (18.3)   (16.5)
                                ------   ------
Net unrealized appreciation...  $ 34.0   $ 30.7
                                ======   ======

     Net investment income, by type of investment, is as follows for the years ending December 31, 1998, 1997 and 1996 (in millions):

                         1998     1997     1996
                        ------   ------   ------
Gross investment
  income:
Fixed maturities:
  Available for
     sale.............  $225.2   $201.2   $193.5
  Held to maturity....    34.4     39.6     45.1
Equity securities.....      .5       .8      1.2
Mortgage loans........    59.1     62.9     69.0
Real estate...........     6.6     10.7     11.4
Policy loans and
  premium notes.......    24.2     23.4     23.4
Other invested
  assets..............    15.3      8.0      5.5
Short-term
  investments.........     3.3      2.5      3.8
Other, net............      --      (.2)      .5
                        ------   ------   ------
                         368.6    348.9    353.4
Less investment
  expenses............   (15.9)   (17.4)   (19.5)
                        ------   ------   ------
Net investment
  income..............  $352.7   $331.5   $333.9
                        ======   ======   ======

     On May 13, 1998, the Company purchased two structured notes at par value totaling $55 million for settlement on June 2, 1998. The notes were acquired from separate unaffiliated issuers and were categorized as available for sale. The notes carried opposite interest rate characteristics and were reset on June 29, 1998 as a result of the 10-year USD swap rate being less than the trigger rate of 6.14%. The notes were accounted for as separate notes in accordance with the provisions of FASB Emerging Issues Task Force (EITF) Issue No. 96-12, "Recognition of Interest Income and Balance Sheet Classification of Structured Notes".

     The note with a par value of $32 million and a stated coupon rate of 5.777% was reset to a coupon rate of 11.554%. Interest earned on this note during 1998 was $.1 million for 27 days at 5.777% and $1.9 million for 185 days at 11.554%.

     A note with a par value of $23 million and a stated coupon rate of 5.878% was reset to a coupon rate of 0% and was sold on June 29, 1998 at a loss of $10.6 million. Interest earned on this note during 1998 was $.1 million for 27 days at 5.878%.

     The unrealized gain on the remaining note is $10.1 million at December 31, 1998.

     In November 1998, the EITF released Issue No. 98-15, "Structured Notes Acquired for a Specified Investment Strategy", which requires that structured notes transactions entered into after September 24, 1998 be accounted for as a unit. If the Company had accounted for the notes as a unit, the realized loss of $10.6 million would have been reversed and applied as an adjustment to the cost of the remaining note. Interest earned for 1998 on both notes would have totaled $1.5 million. Interest earned over the lives of the notes would be $8.7 million less had the notes been accounted for as a unit.

4.  MORTGAGE LOANS

     The carrying value of impaired loans was $33.9 million and $47.9 million, which are net of reserves of $4.3 million and $6.4 million as of December 31, 1998 and 1997, respectively.

     A reconciliation of the reserve balance, including general reserves, for mortgage loans for 1998 and 1997 is as follows (in millions):

                               1998     1997
                               -----    -----
BALANCE AT JANUARY 1.........  $13.1    $14.4
Recoveries...................    (.6)    (1.3)
Releases due to
  foreclosure................   (1.8)      --
                               -----    -----
BALANCE AT DECEMBER 31.......  $10.7    $13.1
                               =====    =====

     The average recorded investment in impaired loans was $46.3 million and $59.9 million during 1998 and 1997, respectively. Interest income recognized on impaired loans during 1998, 1997 and 1996 was $3.9 million, $4.9 million and $6.9 million, respectively. All interest income on impaired loans was recognized on the cash basis.

5.  REAL ESTATE

     Real estate holdings are as follows at December 31, 1998 and 1997 (in millions):

                               1998     1997
                               -----    -----
Occupied by the Company......  $31.1    $32.0
Foreclosed...................    8.2     18.8
Investment...................     .2      1.7
                               -----    -----
     Total...................  $39.5    $52.5
                               =====    =====

     Depreciation expense was $1.8 million, $3.0 million and $3.2 million for the years ended December 31, 1998, 1997 and 1996, respectively. Accumulated depreciation for real estate totaled $6.9 million and $12.6 million at December 31, 1998 and 1997, respectively. Permanent impairment writedowns were $.5 million, $6.1 million and $1.3 million for the years ended December 31, 1998, 1997 and 1996, respectively.

6.  BENEFIT PLANS
     The Company maintains a qualified defined benefit pension plan and several nonqualified defined benefit, supplemental executive retirement, excess benefit and deferred compensation plans. In addition, the Company maintains other postretirement benefit plans which include medical benefits for retirees and their spouses (and Medicare Part B reimbursement for certain retirees) and retiree life insurance.

     The following tables present a reconciliation of the changes in the plans' benefit obligations and fair value of assets for the years ended December 31, 1998 and 1997, as well as, the funded status as of December 31, 1998 and 1997 (in millions):

                                                  PENSION BENEFITS     OTHER BENEFITS
                                                  ----------------    ----------------
                                                   1998      1997      1998      1997
                                                  ------    ------    ------    ------
CHANGE IN BENEFIT OBLIGATION
Net benefit obligation at beginning of year.....  $116.6    $111.4    $ 29.8    $ 34.2
Service cost....................................     4.5       4.3        .5        .5
Interest cost...................................     7.8       8.3       1.9       2.0
Plan participants' contributions................      --        --        .1        .2
Plan amendments.................................      .4        --        --        --
Actuarial (gain) loss...........................    (3.2)      6.6      (1.9)     (4.7)
Gross benefits paid.............................    (9.4)    (14.0)     (2.1)     (2.4)
                                                  ------    ------    ------    ------
Net benefit obligation at end of year...........   116.7     116.6      28.3      29.8
                                                  ------    ------    ------    ------
CHANGE IN PLAN ASSETS
Fair value of plan assets at beginning of
  year..........................................   165.8     148.7        --        --
Actual return on plan assets....................    26.8      31.7        --        --
Employer contributions..........................      --        --       1.7       1.6
401(h) transfer.................................    (1.7)     (1.6)       --        --
Gross benefits paid.............................    (8.5)    (13.0)     (1.7)     (1.6)
                                                  ------    ------    ------    ------
Fair value of plan assets at end of year........   182.4     165.8        --        --
                                                  ------    ------    ------    ------
Funded status...................................    65.7      49.2     (28.3)    (29.8)
Unrecognized actuarial gain.....................   (41.2)    (26.7)    (17.0)    (16.0)
Unrecognized prior service cost.................     3.9       3.7       6.5       7.0
Unrecognized net transition obligation..........   (15.7)    (17.5)       --        --
                                                  ------    ------    ------    ------
Net amount recognized...........................  $ 12.7    $  8.7    $(38.8)   $(38.8)
                                                  ======    ======    ======    ======

     The following table presents the amounts recognized in the consolidated statements of financial condition as of December 31, 1998 and 1997 (in millions):

                                                   PENSION BENEFITS      OTHER BENEFITS
                                                   -----------------    ----------------
                                                    1998       1997      1998      1997
                                                   -------    ------    ------    ------
Prepaid benefit cost.............................  $ 24.0     $17.9     $   --    $   --
Accrued benefit liability........................   (11.3)     (9.2)     (38.8)    (38.8)
Additional minimum liability.....................    (1.8)     (3.9)        --        --
Intangible asset.................................     1.8       3.9         --        --
                                                   ------     -----     ------    ------
Net amount recognized............................  $ 12.7     $ 8.7     $(38.8)   $(38.8)
                                                   ======     =====     ======    ======

     The components of net periodic benefit (income) cost for the years ended December 31, 1998, 1997 and 1996 are as follows (in millions):

                                          PENSION BENEFITS            OTHER BENEFITS
                                     --------------------------    --------------------
                                      1998      1997      1996     1998    1997    1996
                                     ------    ------    ------    ----    ----    ----
Service cost.......................  $  4.5    $  4.3    $  4.6    $ .5    $ .5    $ .5
Interest cost......................     7.8       8.3       8.1     1.9     2.0     2.4
Expected return on assets..........   (14.6)    (13.0)    (12.4)     --      --     (.6)
Amortization of:
  Transition asset.................    (1.9)     (1.9)     (1.9)     --      --      --
  Prior service cost...............      .3        .3        .7      .4      .4      --
  Actuarial (gain) loss............     (.9)      (.1)       .1     (.9)    (.8)    (.4)
                                     ------    ------    ------    ----    ----    ----
Net periodic benefit (income)
  cost.............................  $ (4.8)   $ (2.1)   $  (.8)   $1.9    $2.1    $1.9
                                     ======    ======    ======    ====    ====    ====

     The projected benefit obligation, accumulated benefit obligation, and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $15.9 million, $13.1 million, and $0, respectively, at December 31, 1998, and $20.6 million, $13.2 million, and $0, respectively, at December 31, 1997.

     Assumed health care cost trend rates have a significant effect on the amounts reported for the medical plan. A 1% change in assumed health care cost trend rates would have the following effects (in millions):

                                                              1% INCREASE    1% DECREASE
                                                              -----------    -----------
Effect on total of service and interest cost components of
  net periodic postretirement benefit cost..................     $ .1           $ (.1)
Effect on the health care component of the accumulated
  postretirement benefit obligation.........................     $1.3           $(1.2)

     The following weighted-average assumptions were used in the measurement of the Company's benefit obligations as of December 31, 1998 and 1997:

                                                            PENSION
                                                            BENEFITS      OTHER BENEFITS
                                                          ------------    --------------
                                                          1998    1997    1998     1997
                                                          ----    ----    -----    -----
Discount rate...........................................  6.75%   7.0%    6.75%     7.0%
Expected return on plan assets..........................   9.0%   9.0%     N/A      N/A
Rate of compensation increase...........................  4.75%   5.0%    4.75%     5.0%

     A 5.5% annual rate of increase in the cost of covered health care benefits was assumed for 1998, decreasing to an ultimate trend of 5.1% in 2001.

     In January 1991, the Company established a retiree health account under the provisions of Section 401(h) of the Internal Revenue Code. In December 1998, the Company transferred $1.7 million of excess assets from the defined benefit pension plan to pay for 1998 qualified retiree health benefits. A transfer of excess assets in the amount of $1.6 million was made in December 1997 to pay for 1997 qualified retiree health benefits. In December 1996, excess assets totaling $1.6 million were transferred to pay for 1996 qualified retiree health benefits.

     The Company also provides a funded noncontributory defined contribution plan that covers substantially all of its agents and a contributory defined contribution plan qualified under section 401(k) of the Internal Revenue Code. The pension cost of the defined contribution plans was $3.4 million, $3.4 million, and $2.6 million for the years ended December 31, 1998, 1997 and 1996, respectively.

7.  FEDERAL INCOME TAXES

     The Company files a consolidated Federal income tax return with its life insurance and non-insurance subsidiaries. Each tax provision is accrued on a separate company basis. The life company tax provisions include an equity tax.
     The provision for Federal income taxes from operations differs from the normal relationship of Federal income tax to pretax income as follows (in millions):

                         YEAR ENDED DECEMBER 31,
                        -------------------------
                         1998     1997     1996
                        ------   ------   -------
Federal income tax at
  statutory rate.....   $44.2    $37.0    $ 30.6
  Current year equity
     tax.............     6.3      8.8       8.5
  True down of prior
     years' equity
     tax.............    (7.0)    (8.0)     (5.1)
  Tax settlement.....    (4.7)      --     (28.3)
  Other..............      .1       .8        .1
                        -----    -----    ------
Provision for Federal
  income tax from
  operations.........   $38.9    $38.6    $  5.8
                        =====    =====    ======

     In 1996, the Company settled various tax issues with the IRS, including an issue relating to the tax treatment of certain traditional life insurance policy updates. As a result of the settlements, the 1996 Federal income tax expense in the consolidated statement of operations was decreased by approximately $28.3 million which includes $15.9 million of interest, net of taxes. In 1998, the Company settled open tax years which resulted in the reduction of income tax expense by $4.7 million.

     Deferred income tax assets and liabilities reflect the income tax effects of cumulative temporary differences between the reported values of assets and liabilities for financial statement purposes and income tax return purposes. Components of the Company's net deferred income tax liability are as follows at December 31, 1998 and 1997 (in millions):

                                1998     1997
                               ------   ------
DEFERRED TAX LIABILITY
Deferred policy acquisition
  costs......................  $214.2   $196.5
Prepaid pension asset........     8.4      6.3
Net unrealized gain on
  available for sale
  securities.................    18.3     16.5
                               ------   ------
     Total deferred tax
       liability.............   240.9    219.3
                               ------   ------
DEFERRED TAX ASSET
Reserves.....................   145.8    123.8
Employee benefit accruals....    18.2     17.5
Invested assets..............     6.4      8.3
Policyholder dividends.......     8.2      8.1
Deferred rent................      --      1.4
Other........................     4.5     (4.0)
                               ------   ------
     Total deferred tax
       asset.................   183.1    155.1
                               ------   ------
Net deferred tax liability...  $ 57.8   $ 64.2
                               ======   ======

     The Company's Federal income tax returns have been audited through 1994. All years through 1985 are closed. Years 1986 through 1994 have been audited and are closed with the exception of several issues for which claims for refund have been filed. Years 1995 through the present remain open. In the opinion of management, adequate provision has been made for the possible effect of potential assessments related to prior years' taxes.

     Recently, the Internal Revenue Service issued Revenue Ruling 99-3 which provided, in general, that a mutual life insurance company that converts to a stock life insurance company in a mutual holding company structure will no longer be subject to the equity tax. As a result, the Company believes that it will no longer be subject to the equity tax upon completion of its conversion to a stock life insurance company pursuant to the pending mutual holding company conversion.

8.  REINSURANCE

     In the normal course of business, the Company assumes risks from and cedes certain parts of its risks to other insurance companies. The primary purpose of ceded reinsurance is to limit losses from large exposures. For life insurance, the Company retains no more than $1,500,000 on any single life.

     Reinsurance contracts do not relieve the Company of its obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, the Company would be liable for these obligations. The Company evaluates the financial condition of its reinsurers and limits its exposure to any one reinsurer.
     On January 1, 1998, the Company terminated its reinsurance agreement with Metropolitan Life Insurance Company (Metropolitan). Prior to 1998, the Company had ceded 65 percent of the premiums and reserves related to its single premium deferred annuity (SPDA) product to Metropolitan. The Company recaptured $352.7 million in reserves and received cash totaling $343.7 million. The $9.0 million cost of recapturing the contracts has been deferred and will be amortized in relation to the incidence of expected gross profits over the expected life of the contracts.

     The tables below highlight the amounts shown in the accompanying consolidated financial statements which are net of reinsurance activity (in millions):

                                                     CEDED TO      ASSUMED
                                          GROSS        OTHER      FROM OTHER       NET
                                         AMOUNT      COMPANIES    COMPANIES      AMOUNT
                                        ---------    ---------    ----------    ---------
DECEMBER 31, 1998:
Life insurance in force...............  $40,139.8    $8,550.4       $167.4      $31,756.8
                                        =========    ========       ======      =========
Premiums..............................  $   217.1    $   14.2       $  3.5      $   206.4
                                        =========    ========       ======      =========
Future policyholder benefits..........  $ 4,243.1    $  152.8       $  3.1      $ 4,093.4
                                        =========    ========       ======      =========
DECEMBER 31, 1997:
Life insurance in force...............  $36,961.7    $7,549.1       $238.6      $29,651.2
                                        =========    ========       ======      =========
Premiums..............................  $   232.7    $   15.0       $  3.2      $   220.9
                                        =========    ========       ======      =========
Future policyholder benefits..........  $ 4,344.6    $  499.5       $  3.9      $ 3,849.0
                                        =========    ========       ======      =========
DECEMBER 31, 1996:
Life insurance in force...............  $33,695.9    $6,559.3       $208.9      $27,345.5
                                        =========    ========       ======      =========
Premiums..............................  $   247.8    $   15.2       $  3.0      $   235.6
                                        =========    ========       ======      =========
Future policyholder benefits..........  $ 4,426.5    $  530.3       $  5.1      $ 3,901.3
                                        =========    ========       ======      =========

9.  COMMITMENTS AND CONTINGENCIES

LEASES

     The Company leases office space, data processing equipment and certain other equipment under operating leases expiring on various dates between 1999 and 2004. Most of the leases contain renewal and purchase options based on prevailing fair market values.

     Future minimum rental payments required and related sublease rentals receivable under non-cancelable operating leases in effect at December 31, 1998, and which have initial or remaining terms of one year or more, are summarized as follows (in millions):

                                        SUBLEASE
                            RENTAL      RENTALS
                           PAYMENTS    RECEIVABLE
YEARS ENDING DECEMBER 31:  --------    ----------
1999....................    $ 8.9         $ .8
2000....................      6.7           .3
2001....................      4.6           --
2002....................      3.5           --
2003....................      1.9           --
Thereafter..............      1.0           --
                            -----         ----
     Total..............    $26.6         $1.1
                            =====         ====

     Total related rent expense was $13.6 million, $12.7 million and $18.4 million in 1998, 1997 and 1996, respectively, which was net of sublease income of $2.6 million, $1.9 million and $.5 million in 1998, 1997 and 1996, respectively.

     During 1998, the Company recorded a charge to income in the amount of $3.0 million for the termination of a lease obligation for furniture and equipment.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

     The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its borrowers and to reduce its own exposure to fluctuations in interest rates. These financial instruments include investment commitments related to its interests in real estate and mortgage loans, financial guarantees of indebtedness, marketable securities lending and interest rate futures contracts. Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated statements of financial condition.

     At December 31, 1998, the Company had outstanding mortgage loan, real estate and limited partnership commitments of approximately $42.0 million. The mortgage loan commitments, which expire through August 1999, totaled $19.4 million and were issued during 1998 at interest rates consistent with rates applicable on December 31, 1998. As a result, the fair value of these commitments approximates the face amount.

     Derivatives are used for hedging existing bonds (including cash reserves) against adverse price or interest rate movements and for fixing liability costs at the time of product sales. The Company closed out hedge positions consisting of 939 treasury futures contracts with a dollar value of $108.8 million in 1998, 239 treasury futures contracts with a dollar value of $25.2 million in 1997, and 162 treasury futures contracts with a dollar value of $17.3 million in 1996. The approximate net gains (losses) generated from the hedge positions were $.1 million for the year ended December 31, 1998, $(.1) million for the year ended December 31, 1997 and $(.3) million for the year ended December 31, 1996. There were no open hedge positions at December 31, 1998.

     The Company uses interest rate swaps to synthetically convert a floating rate bond into a fixed rate bond and thereby match fixed rate liabilities. The Company had no swaps outstanding as of December 31, 1998.

     Periodically, the Company enters securities lending agreements to earn additional investment income on its securities. The borrower must provide cash collateral prior to or at the inception of the loan. For bonds, cash collateral totaling 105% of market value plus accrued interest is required. For equities, cash collateral totaling 105% of market value is required. There were no securities lending positions at December 31, 1998.

INVESTMENT PORTFOLIO CREDIT RISK

Bonds

     The Company's bond investment portfolio is predominately comprised of investment grade securities. At December 31, 1998 and 1997, approximately $210.4 million and $164.6 million, respectively, in debt security investments (6.4% and 5.3%, respectively, of the total debt security portfolio) were considered "below investment grade." Securities are classified as "below investment grade" primarily by utilizing rating criteria established by independent bond rating agencies.

     Debt security investments with a carrying value at December 31, 1998 of $6.6 million were non-income producing for the year ended December 31, 1998.

     The Company had debt security investments in the financial services industry at both December 31, 1998 and 1997 that exceeded 5% of total assets.

Mortgage Loans

     The Company originates mortgage loans either directly or through mortgage correspondents and brokers throughout the country. Loans are primarily related to underlying real property investments in office and apartment buildings and retail/commercial and industrial facilities. Mortgage loans are collateralized by the related properties and such collateral generally approximates a minimum 133% of the original loan value at the time the loan is made.

     There were two mortgage loans totaling $3.7 million and one mortgage loan totaling $3.2 million in which payments on principal and/or interest were over 90 days past due as of December 31, 1998 and 1997, respectively.

     The Company had loans outstanding in Pennsylvania where principal balances in the aggregate exceeded 20% of the Company's equity.

Lines of Credit

     The Company has approximately $50 million of available unused lines of credit at December 31, 1998.

Litigation and Unasserted Claims

     The Company is involved in various litigation, as both plaintiff and defendant, which has arisen in the ordinary course of business, sales practices, and as a result of the merger with Covenant Life Insurance Company in 1994, which, in the opinion of management and legal counsel, will not have a material adverse effect on the Company's financial position or its operations.

     Insurance companies are subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, the outcome of the proceedings and assessments will not have a material adverse effect on the consolidated financial statements. Guaranty fund assessments totaled $2.2 million, $1.1 million and $1.6 million in 1998, 1997 and 1996, respectively. Of those amounts, $1.6 million, $.8 million and $.9 million in 1998, 1997 and 1996, respectively, are creditable against future years' premium taxes.

                                   APPENDIX A
             ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES
                         AND NET CASH SURRENDER VALUES


     The following tables illustrate how the Death Benefits, Policy Account Values and Net Cash Surrender Values of a Policy may change with the investment experience of the Separate Accounts and Subaccounts. The tables show how the Death Benefits, Policy Account Values and Net Cash Surrender Values of a Policy issued to an Insured of a given age and sex would vary over time if the investment return on the assets held in each Portfolio were a uniform, gross, annual rate of 0%, 6% and 12%.



     The tables on pages A-3 to A-8 illustrate a Policy issued to a male Insured, Age 40 in the Nonsmoker Premium Class with a Face Amount of $1,000,000 and a Planned Periodic Premium of $12,000 paid at the beginning of each Policy Year. The Death Benefits, Policy Account Values and Net Cash Surrender Values would be lower if the Insured was a smoker or in a special class with extra ratings since the cost of insurance charges would increase. Also, the values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.



     The second column of the tables show the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading "Guaranteed" assume that throughout the life of the policy, the monthly charge for cost of insurance is based on the maximum level permitted under the Policy (based on the 1980 CSO Table B), maximum Monthly Administrative Fee of $16, a one time Initial Administrative Charge of $300 and a daily charge for mortality and expense risks equivalent to an annual rate of 0.75%; the columns under the heading "Current" assume that throughout the life of the policy, the monthly charge for cost of insurance is based on the current cost of insurance rate, current Monthly Administrative Fee of $8.00, a one time Initial Administrative Charge of $300, and a daily charge for mortality and expense risks equivalent to an annual rate of 0.75%.



     The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending upon how premiums are allocated. The total of the asset charges reflected in the Current and Guaranteed illustrations, including the Mortality and Expense Risk Charge listed above, is 1.56% and 1.57%, respectively. This total charge is based on an assumption that an Owner allocates the Policy values equally among each available Separate Account and Subaccount.



     These asset charges reflect an investment advisory fee of 0.62% which represents an average of the fees incurred by the Portfolios during the most recent fiscal year and expenses of 0.19% which is based on an average of the actual expenses incurred by the Portfolios during the most recent fiscal year. For certain Portfolios, certain expenses were reimbursed or fees waived during 1998. It is anticipated that expense reimbursement and fee waiver arrangements will continue past the current year. Absent the expense reimbursement, the 1998 Total Annual Expenses would have been 1.36%, for the Market Street Fund All-Pro Small Cap Value Portfolio, 0.58%, for the VIP Fund Equity-Income Portfolio, 0.68%, for the VIP Fund Growth Portfolio, 0.91%, for the VIP Fund Overseas Portfolio, 0.64%, for the VIP II Fund Asset Manager Portfolio, 0.35%, for the VIP II Fund Index 500 Portfolio, 0.70%, for the VIP II Fund Contrafund Portfolio, 1.20%, for the Van Eck Worldwide Hard Assets Portfolio, 1.61%, for the Van Eck Worldwide Emerging Markets Portfolio and 5.32%, for the Van Eck Worldwide Real Estate Portfolio. Similar expense reimbursement and fee waiver arrangements were also in place for the other Portfolios and it is anticipated that such arrangements will continue past the current year. However, no expenses were reimbursed or fees waived during 1998 for these Portfolios because the level of actual expenses and fees never exceeded the thresholds at which the reimbursement and waiver arrangements would have become operative. In the event that reimbursements or fee waivers do not continue for any Portfolio in future years, the Portfolio's actual expenses would increase and this would likely increase the average expense figure on which the illustrations are based. See "Table of Fund Fees and Expenses" for more information about such reimbursements.

     The tables also reflect the fact that no charges for federal or state income taxes are currently made against the Separate Accounts and Subaccounts. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

     The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the Guaranteed Account, and no Policy loans are made. The tables are also based on the assumption that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made and no transfers have been made in any Policy Year.

     Upon request, PMLIC will provide a comparable illustration of future benefits under the Policy based upon the proposed Insured's Age and Premium Class, the Death Benefit Option, Face Amount, Planned Periodic Premiums and riders requested. PMLIC reserves the right to charge a reasonable fee for this service to persons who request more than one policy illustration during a Policy year.


     The following illustrations are based on cost of insurance rates that, in turn, are based on non sex-distinct mortality tables and a Face Amount of $1,000,000. For Policies sold in New York State, the Minimum Face Amount is $2,500,001. Also, for Policies sold in Massachusetts, New Jersey and New York State for non employer-sponsored arrangements, sex-distinct mortality tables are utilized and cost of insurance rates, both guaranteed and current, vary based on the sex of the Insured. An illustration for a "sex-distinct" Policy should be requested.

    PROVIDENT MUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE



$1,000,000 FACE AMOUNT  MALE INSURED ISSUE AGE 40 NONSMOKER
DEATH BENEFIT OPTION A      ANNUAL PREMIUM       $12,000



  ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 0% (NET RATE OF -1.57%)



                                 GUARANTEED*                        CURRENT**
          PREMIUMS     -------------------------------   -------------------------------
END OF   ACCUMULATED   POLICY    NET CASH                POLICY    NET CASH
POLICY   AT 5% INT.    ACCOUNT   SURRENDER     DEATH     ACCOUNT   SURRENDER     DEATH
 YEAR     PER YEAR      VALUE      VALUE      BENEFIT     VALUE      VALUE      BENEFIT
------   -----------   -------   ---------   ---------   -------   ---------   ---------
   1        12,600      8,243      5,147     1,000,000    10,088      6,992    1,000,000
   2        25,830     16,423     12,247     1,000,000    20,218     16,042    1,000,000
   3        39,722     24,249     19,449     1,000,000    30,106     25,306    1,000,000
   4        54,308     31,690     26,890     1,000,000    39,748     34,948    1,000,000
   5        69,623     38,766     33,966     1,000,000    49,160     44,360    1,000,000
   6        85,704     45,437     40,637     1,000,000    58,336     53,536    1,000,000
   7       102,589     51,703     47,863     1,000,000    67,171     63,331    1,000,000
   8       120,319     57,555     54,675     1,000,000    75,684     72,804    1,000,000
   9       138,935     62,992     61,072     1,000,000    83,881     81,961    1,000,000
  10       158,481     67,966     67,006     1,000,000    91,799     90,839    1,000,000
  11       179,006     72,460     72,460     1,000,000    99,470     99,470    1,000,000
  12       200,556     76,418     76,418     1,000,000   106,874    106,874    1,000,000
  13       223,184     79,794     79,794     1,000,000   113,990    113,990    1,000,000
  14       246,943     82,515     82,515     1,000,000   120,799    120,799    1,000,000
  15       271,890     84,519     84,519     1,000,000   127,282    127,282    1,000,000
  16       298,084     85,766     85,767     1,000,000   133,395    133,395    1,000,000
  17       325,589     86,202     86,202     1,000,000   139,148    139,148    1,000,000
  18       354,468     85,813     85,813     1,000,000   144,513    144,513    1,000,000
  19       384,791     84,556     84,556     1,000,000   149,474    149,474    1,000,000
  20       416,631     82,369     82,369     1,000,000   154,032    154,032    1,000,000
  25       601,361     52,542     52,542     1,000,000   171,041    171,041    1,000,000
  30       837,129          0          0             0   170,687    170,687    1,000,000


---------------

 * These values reflect investment results using guaranteed cost of insurance rates, mortality and expense risk charges, administrative charges, and the maximum transaction charge for the zero coupon bond account.



** These values reflect investment results using current cost of insurance rates, mortality and expense risk charges, administrative charges, and the current transaction charge for the zero coupon bond account.



     The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.



     It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The Death Benefit, Policy Account Value and Net Cash Surrender Value for a Policy would be different from those shown if actual rates of investment return applicable to the Policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual Policy years. The Death Benefit, Policy Account Value and Net Cash Surrender Value for a Policy would also be different from those shown, depending on the investment allocations made to the separate accounts or subaccounts and the different rates of return of the separate accounts or subaccounts if the actual rates of investment return applicable to the Policy averaged 0%, 6% or 12%, but varied above or below that average for particular separate accounts or subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

    PROVIDENT MUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE



$1,000,000 FACE AMOUNT  MALE INSURED ISSUE AGE 40 NONSMOKER
DEATH BENEFIT OPTION A     ANNUAL PREMIUM       $12,000



  ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 6% (NET RATE OF 4.34%)



                                 GUARANTEED*                        CURRENT**
          PREMIUMS     -------------------------------   -------------------------------
END OF   ACCUMULATED   POLICY    NET CASH                POLICY    NET CASH
POLICY   AT 5% INT.    ACCOUNT   SURRENDER     DEATH     ACCOUNT   SURRENDER     DEATH
 YEAR     PER YEAR      VALUE      VALUE      BENEFIT     VALUE      VALUE      BENEFIT
------   -----------   -------   ---------   ---------   -------   ---------   ---------
   1        12,600       8,823      5,727    1,000,000    10,726      7,630    1,000,000
   2        25,830      18,108     13,932    1,000,000    22,135     17,959    1,000,000
   3        39,722      27,568     22,768    1,000,000    33,955     29,155    1,000,000
   4        54,308      37,176     32,376    1,000,000    46,198     41,398    1,000,000
   5        69,623      46,954     42,155    1,000,000    58,894     54,094    1,000,000
   6        85,704      56,870     52,070    1,000,000    72,059     67,259    1,000,000
   7       102,589      66,926     63,086    1,000,000    85,603     81,763    1,000,000
   8       120,319      77,117     74,237    1,000,000    99,558     96,678    1,000,000
   9       138,935      87,449     85,529    1,000,000   113,951    112,031    1,000,000
  10       158,481      97,881     96,921    1,000,000   128,835    127,875    1,000,000
  11       179,006     108,400    108,400    1,000,000   144,264    144,264    1,000,000
  12       200,556     118,956    118,956    1,000,000   160,242    160,242    1,000,000
  13       223,184     129,511    129,511    1,000,000   176,777    176,777    1,000,000
  14       246,943     139,998    139,998    1,000,000   193,876    193,876    1,000,000
  15       271,890     150,358    150,358    1,000,000   211,550    211,550    1,000,000
  16       298,084     160,558    160,558    1,000,000   229,790    229,790    1,000,000
  17       325,589     170,546    170,546    1,000,000   248,635    248,635    1,000,000
  18       354,468     180,314    180,314    1,000,000   268,096    268,096    1,000,000
  19       384,791     189,824    189,824    1,000,000   288,197    288,197    1,000,000
  20       416,631     199,024    199,024    1,000,000   308,979    308,979    1,000,000
  25       601,361     236,123    236,123    1,000,000   425,022    425,022    1,000,000
  30       837,129     242,411    242,411    1,000,000   562,436    562,436    1,000,000


---------------

 * These values reflect investment results using guaranteed cost of insurance rates, mortality and expense risk charges, administrative charges, and the maximum transaction charge for the zero coupon bond account.



** These values reflect investment results using current cost of insurance rates, mortality and expense risk charges, administrative charges, and the current transaction charge for the zero coupon bond account.



     The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.



     It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The Death Benefit, Policy Account Value and Net Cash Surrender Value for a Policy would be different from those shown if actual rates of investment return applicable to the Policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual Policy years. The Death Benefit, Policy Account Value and Net Cash Surrender Value for a Policy would also be different from those shown, depending on the investment allocations made to the separate accounts or subaccounts and the different rates of return of the separate accounts or subaccounts if the actual rates of investment return applicable to the Policy averaged 0%, 6% or 12%, but varied above or below that average for particular separate accounts or subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

    PROVIDENT MUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE



$1,000,000 FACE AMOUNT  MALE INSURED ISSUE AGE 40 NONSMOKER
DEATH BENEFIT OPTION A      ANNUAL PREMIUM       $12,000



 ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 12% (NET RATE OF 10.24%)



                                  GUARANTEED*                          CURRENT**
          PREMIUMS     ---------------------------------   ---------------------------------
END OF   ACCUMULATED    POLICY     NET CASH                 POLICY     NET CASH
POLICY   AT 5% INT.     ACCOUNT    SURRENDER     DEATH      ACCOUNT    SURRENDER     DEATH
 YEAR     PER YEAR       VALUE       VALUE      BENEFIT      VALUE       VALUE      BENEFIT
------   -----------   ---------   ---------   ---------   ---------   ---------   ---------
   1         12,600        9,405       6,309   1,000,000      11,366       8,270   1,000,000
   2         25,830       19,866      15,690   1,000,000      24,129      19,953   1,000,000
   3         39,722       31,169      26,369   1,000,000      38,116      33,316   1,000,000
   4         54,308       43,369      38,569   1,000,000      53,448      48,648   1,000,000
   5         69,623       56,579      51,779   1,000,000      70,278      65,478   1,000,000
   6         85,704       70,866      66,066   1,000,000      88,756      83,956   1,000,000
   7        102,589       86,347      82,507   1,000,000     108,944     105,104   1,000,000
   8        120,319      103,141     100,261   1,000,000     131,041     128,161   1,000,000
   9        138,935      121,396     119,476   1,000,000     155,256     153,336   1,000,000
  10        158,481      141,228     140,268   1,000,000     181,851     180,891   1,000,000
  11        179,006      162,801     162,801   1,000,000     211,111     211,111   1,000,000
  12        200,556      186,267     186,267   1,000,000     243,304     243,304   1,000,000
  13        223,184      211,810     211,810   1,000,000     278,728     278,728   1,000,000
  14        246,943      239,620     239,620   1,000,000     317,720     317,720   1,000,000
  15        271,890      269,926     269,926   1,000,000     360,659     360,659   1,000,000
  16        298,084      303,020     303,020   1,000,000     407,952     407,952   1,000,000
  17        325,589      339,226     339,226   1,000,000     460,098     460,098   1,000,000
  18        354,468      378,955     378,955   1,000,000     517,634     517,634   1,000,000
  19        384,791      422,656     422,656   1,000,000     581,171     581,171   1,000,000
  20        416,631      470,840     470,840   1,000,000     651,410     651,410   1,000,000
  25        601,361      802,718     802,718   1,000,000   1,129,442   1,129,442   1,377,919
  30        837,129    1,352,015   1,352,015   1,568,337   1,900,781   1,900,781   2,204,906


---------------

 * These values reflect investment results using guaranteed cost of insurance rates, mortality and expense risk charges, administrative charges, and the maximum transaction charge for the zero coupon bond account.



** These values reflect investment results using current cost of insurance rates, mortality and expense risk charges, administrative charges, and the current transaction charge for the zero coupon bond account.



     The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.



     It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The Death Benefit, Policy Account Value and Net Cash Surrender Value for a Policy would be different from those shown if actual rates of investment return applicable to the Policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual Policy years. The Death Benefit, Policy Account Value and Net Cash Surrender Value for a Policy would also be different from those shown, depending on the investment allocations made to the separate accounts or subaccounts and the different rates of return of the separate accounts or subaccounts if the actual rates of investment return applicable to the Policy averaged 0%, 6% or 12%, but varied above or below that average for particular separate accounts or subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

    PROVIDENT MUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE



$1,000,000 FACE AMOUNT  MALE INSURED ISSUE AGE 40 NONSMOKER
DEATH BENEFIT OPTION B      ANNUAL PREMIUM       $12,000



  ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 0% (NET RATE OF -1.57%)



                                 GUARANTEED*                        CURRENT**
          PREMIUMS     -------------------------------   -------------------------------
END OF   ACCUMULATED   POLICY    NET CASH                POLICY    NET CASH
POLICY   AT 5% INT.    ACCOUNT   SURRENDER     DEATH     ACCOUNT   SURRENDER     DEATH
 YEAR     PER YEAR      VALUE      VALUE      BENEFIT     VALUE      VALUE      BENEFIT
------   -----------   -------   ---------   ---------   -------   ---------   ---------
   1        12,600      8,214      5,118     1,008,214    10,076      6,980    1,010,076
   2        25,830     16,337     12,161     1,016,337    20,180     16,004    1,020,180
   3        39,722     24,075     19,275     1,024,075    30,028     25,228    1,030,028
   4        54,308     31,394     26,594     1,031,394    39,613     34,813    1,039,613
   5        69,623     38,310     33,510     1,038,310    48,950     44,150    1,048,950
   6        85,704     44,781     39,981     1,044,781    58,031     53,231    1,058,031
   7       102,589     50,803     46,963     1,050,803    66,743     62,903    1,066,743
   8       120,319     56,363     53,483     1,056,363    75,101     72,221    1,075,101
   9       138,935     61,460     59,540     1,061,460    83,111     81,191    1,083,111
  10       158,481     66,040     65,080     1,066,040    90,807     89,847    1,090,807
  11       179,006     70,083     70,083     1,070,083    98,224     98,224    1,098,224
  12       200,556     73,526     73,526     1,073,526   105,337    105,337    1,105,337
  13       223,184     76,321     76,321     1,076,321   112,122    112,122    1,112,122
  14       246,943     78,387     78,387     1,078,387   118,552    118,552    1,118,552
  15       271,890     79,658     79,658     1,079,658   124,605    124,605    1,124,605
  16       298,084     80,096     80,096     1,080,096   130,226    130,226    1,130,226
  17       325,589     79,644     79,644     1,079,644   135,422    135,422    1,135,422
  18       354,468     78,297     78,297     1,078,297   140,160    140,160    1,140,160
  19       384,791     76,020     76,020     1,076,020   144,418    144,418    1,144,418
  20       416,631     72,757     72,757     1,072,757   148,193    148,193    1,148,193
  25       601,361     37,210     37,210     1,037,210   160,119    160,119    1,160,119
  30       837,129          0          0             0   151,139    151,139    1,151,139


---------------

 * These values reflect investment results using guaranteed cost of insurance rates, mortality and expense risk charges, administrative charges, and the maximum transaction charge for the zero coupon bond account.



** These values reflect investment results using current cost of insurance rates, mortality and expense risk charges, administrative charges, and the current transaction charge for the zero coupon bond account.



     The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.



     It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The Death Benefit, Policy Account Value and Net Cash Surrender Value for a Policy would be different from those shown if actual rates of investment return applicable to the Policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual Policy years. The Death Benefit, Policy Account Value and Net Cash Surrender Value for a Policy would also be different from those shown, depending on the investment allocations made to the separate accounts or subaccounts and the different rates of return of the separate accounts or subaccounts if the actual rates of investment return applicable to the Policy averaged 0%, 6% or 12%, but varied above or below that average for particular separate accounts or subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

    PROVIDENT MUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE



$1,000,000 FACE AMOUNT  MALE INSURED ISSUE AGE 40 NONSMOKER
DEATH BENEFIT OPTION B     ANNUAL PREMIUM       $12,000



  ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 6% (NET RATE OF 4.34%)



                                 GUARANTEED*                        CURRENT**
          PREMIUMS     -------------------------------   -------------------------------
END OF   ACCUMULATED   POLICY    NET CASH                POLICY    NET CASH
POLICY   AT 5% INT.    ACCOUNT   SURRENDER     DEATH     ACCOUNT   SURRENDER     DEATH
 YEAR     PER YEAR      VALUE      VALUE      BENEFIT     VALUE      VALUE      BENEFIT
------   -----------   -------   ---------   ---------   -------   ---------   ---------
   1        12,600       8,793      5,697    1,008,793    10,714      7,618    1,010,714
   2        25,830      18,014     13,838    1,018,014    22,093     17,917    1,022,093
   3        39,722      27,368     22,568    1,027,368    33,866     29,066    1,033,866
   4        54,308      36,822     32,022    1,036,822    46,037     41,237    1,046,037
   5        69,623      46,388     41,588    1,046,388    58,635     53,835    1,058,635
   6        85,704      56,021     51,221    1,056,021    71,667     66,867    1,071,667
   7       102,589      65,714     61,874    1,065,714    85,031     81,191    1,085,031
   8       120,319      75,448     72,568    1,075,448    98,751     95,871    1,098,751
   9       138,935      85,216     83,296    1,085,216   112,842    110,922    1,112,842
  10       158,481      94,956     93,996    1,094,956   127,350    126,390    1,127,350
  11       179,006     104,638    104,638    1,104,638   142,326    142,326    1,142,326
  12       200,556     114,188    114,188    1,114,188   157,758    157,758    1,157,758
  13       223,184     123,537    123,537    1,123,537   173,635    173,635    1,173,635
  14       246,943     132,586    132,586    1,132,586   189,947    189,947    1,189,947
  15       271,890     141,239    141,239    1,141,239   206,682    206,682    1,206,682
  16       298,084     149,428    149,428    1,149,428   223,795    223,795    1,223,795
  17       325,589     157,061    157,061    1,157,061   241,305    241,305    1,241,305
  18       354,468     164,094    164,094    1,164,094   259,187    259,187    1,259,187
  19       384,791     170,450    170,450    1,170,450   277,426    277,426    1,277,426
  20       416,631     176,027    176,027    1,176,027   296,028    296,028    1,296,028
  25       601,361     185,570    185,570    1,185,570   395,077    395,077    1,395,077
  30       837,129     141,614    141,614    1,141,614   495,212    495,212    1,495,212


---------------

 * These values reflect investment results using guaranteed cost of insurance rates, mortality and expense risk charges, administrative charges, and the maximum transaction charge for the zero coupon bond account.



** These values reflect investment results using current cost of insurance rates, mortality and expense risk charges, administrative charges, and the current transaction charge for the zero coupon bond account.



     The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.



     It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The Death Benefit, Policy Account Value and Net Cash Surrender Value for a Policy would be different from those shown if actual rates of investment return applicable to the Policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual Policy years. The Death Benefit, Policy Account Value and Net Cash Surrender Value for a Policy would also be different from those shown, depending on the investment allocations made to the separate accounts or subaccounts and the different rates of return of the separate accounts or subaccounts if the actual rates of investment return applicable to the Policy averaged 0%, 6% or 12%, but varied above or below that average for particular separate accounts or subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

    PROVIDENT MUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE



$1,000,000 FACE AMOUNT  MALE INSURED ISSUE AGE 40 NONSMOKER
DEATH BENEFIT OPTION B     ANNUAL PREMIUM       $12,000



 ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 12% (NET RATE OF 10.24%)



                                 GUARANTEED*                         CURRENT**
          PREMIUMS     -------------------------------   ---------------------------------
END OF   ACCUMULATED   POLICY    NET CASH                 POLICY     NET CASH
POLICY   AT 5% INT.    ACCOUNT   SURRENDER     DEATH      ACCOUNT    SURRENDER     DEATH
 YEAR     PER YEAR      VALUE      VALUE      BENEFIT      VALUE       VALUE      BENEFIT
------   -----------   -------   ---------   ---------   ---------   ---------   ---------
   1        12,600       9,373      6,277    1,009,373      11,352       8,256   1,011,352
   2        25,830      19,762     15,586    1,019,762      24,084      19,908   1,024,084
   3        39,722      30,941     26,141    1,030,941      38,015      33,215   1,038,015
   4        54,308      42,948     38,148    1,042,948      53,258      48,458   1,053,258
   5        69,623      55,880     51,080    1,055,880      69,959      65,159   1,069,959
   6        85,704      69,777     64,977    1,069,777      88,256      83,456   1,088,256
   7       102,589      84,728     80,888    1,084,728     108,186     104,346   1,108,186
   8       120,319     100,820     97,940    1,100,820     129,927     127,047   1,129,927
   9       138,935     118,160    116,240    1,118,160     153,666     151,746   1,153,666
  10       158,481     136,812    135,852    1,136,812     179,638     178,678   1,179,638
  11       179,006     156,878    156,878    1,156,878     208,105     208,105   1,208,105
  12       200,556     178,429    178,429    1,178,429     239,289     239,289   1,239,289
  13       223,184     201,555    201,555    1,201,555     273,439     273,439   1,273,439
  14       246,943     226,322    226,322    1,226,322     310,827     310,827   1,310,827
  15       271,890     252,813    252,813    1,252,813     351,752     351,752   1,351,752
  16       298,084     281,153    281,153    1,281,153     396,515     396,515   1,396,515
  17       325,589     311,456    311,456    1,311,456     445,509     445,509   1,445,509
  18       354,468     343,904    343,904    1,343,904     499,125     499,125   1,499,125
  19       384,791     378,661    378,661    1,378,661     557,805     557,805   1,557,805
  20       416,631     415,893    415,893    1,415,893     622,060     622,060   1,622,060
  25       601,361     643,069    643,069    1,643,069   1,049,108   1,049,108   2,049,108
  30       837,129     948,899    948,899    1,948,899   1,719,754   1,719,754   2,719,754


---------------

 * These values reflect investment results using guaranteed cost of insurance rates, mortality and expense risk charges, administrative charges, and the maximum transaction charge for the zero coupon bond account.



** These values reflect investment results using current cost of insurance rates, mortality and expense risk charges, administrative charges, and the current transaction charge for the zero coupon bond account.



     The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.



     It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The Death Benefit, Policy Account Value and Net Cash Surrender Value for a Policy would be different from those shown if actual rates of investment return applicable to the Policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual Policy years. The Death Benefit, Policy Account Value and Net Cash Surrender Value for a Policy would also be different from those shown, depending on the investment allocations made to the separate accounts or subaccounts and the different rates of return of the separate accounts or subaccounts if the actual rates of investment return applicable to the Policy averaged 0%, 6% or 12%, but varied above or below that average for particular separate accounts or subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                   APPENDIX B

                            LONG TERM MARKET TRENDS

     The information below is a record of the compound annual returns of common stocks, high-grade corporate bonds and 30-day U.S. Treasury bills over 20 year holding periods.* The compound annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and is not intended as a projection of future performance. Charges associated with a variable life policy are not reflected.

     The data indicates that, historically, the investment performance of common stocks over long periods of time has been positive and has generally been superior to that of long-term, high-grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods of time. To the extent that cash value is allocated to separate accounts which invest in common stocks, these trends indicate the potential advantages of holding a variable life insurance policy for a long period of time.


     The following chart illustrates the compound annual returns of the S&P 500 Composite Stock Price Index for each of the 20-year periods shown. These returns are compared to the compound annual returns of high-grade corporate bonds and U.S. Treasury bills for the same periods. (The 20-year periods selected for the chart begin in 1959 and have ending periods at five year intervals.)


[COMPOUND ANNUAL RETURNS COLUMN GRAPH]

                                                         STOCKS                       BONDS                U.S. TREASURY BILLS
                                                         ------                       -----                -------------------
'1958'                                                    13.48                        2.10                       0.99
'1963'                                                    15.11                        2.45                       1.63
'1968'                                                    14.92                        1.93                       2.60
'1973'                                                    10.85                        2.83                       3.64
'1978'                                                     6.53                        4.10                       4.72
'1983'                                                     8.28                        4.68                       6.80
'1988'                                                     9.54                        8.30                       7.50
'1993'                                                    12.76                       10.16                       7.49
'1998'                                                    17.75                       10.86                       7.17

---------------

* Sources: Common stock returns-Standard & Poor's 500 Composite Stock Price Index. Corporate bond returns -- Salomon Brothers Long Term High Grade Corporate Bond Index, and U.S. Treasury Bill returns -- C.R.S.P. U.S. Government Bond File through 1976 and The Wall Street Journal thereafter. All data from: (C)Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1999 Yearbook(TM), Ibbotson Associates, Inc., Chicago. All rights reserved.

     Over the 54 20-year time periods beginning in 1926 and ending in 1998 (i.e. 1926-1945, 1927-1946, and so on through 1979-1998):



     -- The compound annual return of common stocks was superior to that of high-grade, long-term corporate bonds in 51 of the 54 periods.



     -- The compound annual return of common stocks surpassed that of U.S.
        Treasury bills in each of the 54 periods.



     -- Common stock compound annual returns exceeded the average annual rate of inflation in each of the 54 periods.



     Over the 44 30-year time periods beginning in 1926 and ending in 1998, the compound annual return of common stocks was superior to that of high-grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 44 periods.



     From 1926 through 1998 the compound annual return for common stocks was 11.2%, compared to 5.8% for high-grade, long-term corporate bonds, 5.3% for Long-Term Government Bonds, 3.8% for U.S. Treasury bills and 3.1% for the Consumer Price Index.

                            ------------------------

       SUMMARY TABLE: HISTORIC S&P 500 COMPOSITE STOCK INDEX RESULTS FOR
                            SPECIFIC HOLDING PERIODS


     The following chart categorizes the historical results of the Standard & Poor's 500 Composite Stock Index, with dividends reinvested, over one-year, five-year, ten-year and twenty-year periods beginning in 1926 and ending in 1998.


     The chart shows that historically, the longer that a portfolio matching the S&P 500 Composite Stock Index was held, the less likely was the chance of a loss. Conversely, the shorter the holding period of such a portfolio, the more likely was the chance of a loss. The chart also shows that shorter term results tend to be more extreme than longer term results.

     THE CHART IS NOT A PROJECTION OR REPRESENTATION OF FUTURE STOCK MARKET RESULTS. IT CANNOT BE TAKEN AS REPRESENTATIVE OF THE PERFORMANCE OF ANY ONE SEPARATE ACCOUNT. Rather it shows the historic performance of a broad index of stocks over arbitrarily selected time periods.

               PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:


                                                                                                      GREATER
                                                                                                       THAN
           HOLDING              NEGATIVE    0.5.00%    5.01-10.00%    10.01-15.00%    15.01-20.00%    20.00%
            PERIOD               RETURN     RETURN       RETURN          RETURN          RETURN       RETURN
            ------              --------    -------    -----------    ------------    ------------    ------
 1 year                           27.4%       4.1%        11.0%            6.8%           12.3%        38.4%
 5 years                          10.1%      14.5%        14.5%           31.9%           17.4%        11.6%
10 years                           3.1%      10.9%        34.4%           21.9%           28.1%         1.6%
20 years                           0.0%       5.5%        31.5%           53.7%            9.3%         0.0%


---------------

Source: All basic data from: (C)Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1999 Yearbook(TM), Ibbotson Associates, Inc., Chicago. All rights reserved.

                     TREASURY BILLS ADJUSTED FOR INFLATION

     The data below show the annual rate of return over 20-year holding periods of U.S. Treasury Bills after adjusting for inflation as measured by the Urban Consumer Price Index. This annual rate, as adjusted, is also called the real interest rate and is represented as the real interest rate in the chart below. U.S. Treasury Bills are considered to be one of the safest kinds of investments, as they are backed by the U.S. government. However, the highest inflation-adjusted return of U.S. Treasury Bills over the historic 20-year periods presented below has been modest.

[TREASURY BILLS ADJUSTED FOR INFLATION GRAPH]

                                                                 TREASURY BILLS ADJUSTED FOR INFLATION
                                                                 -------------------------------------
'1958'                                                                            -2.6
'1963'                                                                           -1.23
'1968'                                                                            0.62
'1973'                                                                            0.76
'1978'                                                                            0.36
'1983'                                                                            0.64
'1988'                                                                            1.13
'1993'                                                                            1.49
'1998'                                                                            2.54

Selected 20-year periods ending on year shown above.
---------------

Source: All basic data from: (C)Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1999 Yearbook(TM), Ibbotson Associates, Inc., Chicago. All rights reserved.


                          ---------------------------

                 THE "DOLLAR COST AVERAGING" INVESTMENT METHOD


     As the Compound Annual Returns graph indicates, the investment performance of many common stocks has generally been positive over certain relatively long periods. Common stocks have, however, also been subject to market declines, often dramatic ones, and general volatility of prices over shorter time periods. The price fluctuations of common stocks have historically been greater than that of high-grade debt securities.


     The relative volatility of common stock prices as compared with prices of high-grade debt instruments offers both advantages and disadvantages to investors. Unfortunately, many investors who otherwise might be interested in common stocks see only the disadvantages and not the advantages of stock price fluctuation. The primary disadvantage, of course, is that price declines can be prolonged and substantial, and when this occurs, investors cannot liquidate their investments without realizing losses. Price declines, however, also offer investors important opportunities.

     Opportunity arises from the fact that investors can purchase more common stock for the same amount of money than they would before prices declined. Investors may take advantage of this if they remain willing to continue investing in both rising and falling markets. The dollar cost averaging method of investing demonstrates this.

     In this method of investing:

     - Relatively constant dollar amounts are invested at regular intervals (monthly, quarterly, or annually).

     - Stock market fluctuations, especially the savings on purchases from price declines, are exploited for the investor's benefit.

                        HOW DOLLAR COST AVERAGING WORKS

 INVESTMENTS AT     COMMON STOCK    SHARES
REGULAR INTERVALS   MARKET PRICE   PURCHASED
-----------------   ------------   ---------
      $150              $20              7.5
       150               15             10.0
       150               10             15.0
       150                5             30.0
       150               10             15.0
       150               15             10.0
      ----                         ---------
      $900                              87.5

Total Value of 87.5 shares @ 15/share                $1,312.50
Less Investment made                                   (900.00)
                                                     ---------
Gain/Profit                                          $  412.50

     Though the market price has not returned to the initial high of $20 per share, dollar cost averaging has permitted the investor to purchase more shares at a savings and thus realize a significant gain. Obviously, the dollar cost averaging method only works if the investor continues to invest relatively constant amounts over a long period of time.

     This plan of investing does not assure a profit or protect against a loss in declining markets; it does allow investors to take advantage of market fluctuations. Since the success of this strategy is dependent on systematic investing, purchasers should consider their ability to sustain their payments through all periods of marketing fluctuations.

     How does the dollar cost averaging method relate to a variable life insurance policy? A policyowner may invest his or her net premiums in a separate account, and, although a Policy's value in the separate accounts is affected by several factors other than investment experience (e.g., cash value charges and charges against the separate account), the dollar cost averaging method can be generally applied to the Policy to the extent that the policyowner pays premiums on a regular basis and he or she allocates net premiums to separate accounts which invest in common stocks in relatively constant amounts.

                                   APPENDIX C

                               PLAN OF CONVERSION

     It is anticipated that, at some point in the future, a Plan of Conversion ("Plan") will become effective pursuant to which Provident Mutual Life Insurance Company, a Pennsylvania mutual life insurance corporation ("Provident Mutual"), will be reorganized and continue its corporate existence ("Conversion") as Provfirst America Life Insurance Company, a Pennsylvania stock life insurance corporation ("Provfirst Life"). The Plan was adopted by Provident Mutual's board of directors on October 13, 1998. The Plan was approved by the Pennsylvania Deputy Insurance Commissioner by a Decision and Order dated November 6, 1998 ("Order"). The Provident Mutual policyholders entitled to vote on the Plan duly adopted the Plan at a special meeting held on February 9, 1999. On February 11, 1999, the Court of Common Pleas of Philadelphia County issued an order granting a preliminary injunction, Butler, et al. v. Provident Mutual Life Insurance Company, et al., Philadelphia County Court of Common Pleas, Civil Trial Division, No. 9901-00780, which has postponed completion of the Conversion until the court conducts a hearing and completes such other procedures as the court may deem appropriate. The primary basis of the complaint is the Provident Mutual's Plan of Conversion is unfair to current policyholders. In addition, plaintiffs allege that the disclosures contained in Provident Mutual's Policyholder Information Statement (the document sent to policyholders prior to their vote on the Plan) were inadequate. The Company believes the Plan and related disclosure documents meet all applicable legal requirements. Provident Mutual petitioned the Pennsylvania Commonwealth Court to stay the lower court's preliminary injunction. That petition was denied and proceedings are continuing in the Court of Common Pleas.

     The current and future rights and interest of owners of Provident Mutual insurance and annuity contracts, including the Policies will not change as a result of the Conversion, and the Conversion will not increase premiums or reduce Policy benefits, values, guarantees or other Policy obligations to Owners. If the Conversion occurs, all Provident Mutual insurance policies and annuity contracts in force on the date of the Conversion, including the Policies, will continue, after the Conversion, as policies of Provfirst Life. The Conversion will not change the operations of the Variable Account and will not result in any material disruption of the services provided to Owners.

     Before the Conversion, Provident Mutual will continue to conduct business in all jurisdictions under the name "Provident Mutual Life Insurance Company." After the Conversion, it is anticipated that Provident Mutual will conduct business in all jurisdictions under the name "Provfirst America Life Insurance Company," except in those jurisdictions in which regulators have not yet approved use of this name. In those jurisdictions, Provfirst Life will continue to do business using the name "Provident Mutual Life Insurance Company" until it receives approval to use the new name.

     Likewise, each Variable Account of Provident Mutual will continue, after the Conversion, as a Variable Account of Provfirst Life. If the Conversion occurs, it will not change the operations of any Variable Account supporting a policy or contract. However, after the Conversion, the names of the Variable Accounts will be changed by replacing the words "Provident Mutual" with "Provfirst America" in each name. Use of the new Variable Account names in each jurisdiction will generally begin concurrently with the use of Provfirst Life's new name. Nevertheless, some jurisdictions require separate approval of the new Variable Account names, and in those jurisdictions, Provfirst Life will not use such new name until it receives such approval.

     Pursuant to the Plan, Provident Mutual will also form Provident Mutual Holding Company, a Pennsylvania nonstock corporation, and Provfirst America Corporation, a Pennsylvania business corporation. If the Conversion occurs, all the shares of voting stock of Provfirst Life will be issued to the Provfirst America Corporation, and all the shares of voting stock of Provfirst America Corporation will be issued to Provident Mutual Holding Company, except for approximately 1% of the then-issued shares of voting stock of Provfirst America Corporation, which will be issued to an employee stock ownership plan to be formed by Provfirst Life. Pursuant to the Order and as set forth in the Plan, Provident Mutual Holding Company will at all times, directly or indirectly, control Provfirst Life through the ownership of at least a majority of the voting authority of Provfirst America Corporation, which will hold, directly or indirectly, all the outstanding voting stock of Provfirst Life. If the Conversion occurs, the directors and executive officers of Provfirst Life serving immediately prior to the Effective Date will remain as the directors and executive officers of each of Provident Mutual Holding Company, Provfirst America Corporation and Provfirst Life after the Effective Date.

     Before the Conversion, Provident Mutual policyholders have (1) contract rights under their insurance policies and annuity contracts, and (2) certain membership rights in Provident Mutual. The principal contract right of policyholders is the right to receive the type and amount of benefits specified in their policies or contracts in accordance with their terms and conditions, including the right to receive policy dividends, when, if, and as declared by the board of directors of Provident Mutual in accordance with the terms and conditions of such policies. The membership rights of policyholders include the right to vote at annual or special meetings of Provident Mutual, and certain rights as provided by law in any remaining surplus of Provident Mutual in the event of the insolvency, winding-up or liquidation of Provident Mutual, after the discharge of all other liabilities.

     If the Conversion occurs, the contract rights and the membership rights of policyholders of Provident Mutual policies will be separated. The contract rights will remain with Provfirst Life and the membership rights in Provident Mutual will be extinguished. Each policyholder will then receive, by operations law, membership rights in Provident Mutual Holding Company. Each future policyholder of Provfirst Life will become a member of Provident Mutual Holding Company, and each member will remain a member of Provident Mutual Holding Company as long as the policy or policies conferring such membership remain in force.

                                    PART II

                               OTHER INFORMATION
                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

     Article VIII of PMLIC's By-Laws provides, in part:

          To the fullest extent permitted by law, the Company shall indemnify any present, former or future Director, officer, or employee of the Company or any person who may serve or has served at its request as officer or Director of another corporation of which the Company is a creditor or stockholder, against the reasonable expenses, including attorney's fees, necessarily incurred in connection with the defense of any action, suit or other proceeding to which any of them is made a party because of service as Director, officer or employee of the Company or such other corporation, or in connection with any appeal therein, and against any amounts paid by such Director, officer or employee in settlement of, or in satisfaction of a judgement or fine in, any such action or proceeding, except expenses incurred in defense of or amounts paid in connection with any action, suit or other proceeding in which such Director, officer or employee shall be adjudged to be liable for negligence or misconduct in the performance of his duty.

     Insofar as indemnification or liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that any claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                        REPRESENTATION OF REASONABLENESS

     Provident Mutual Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Provident Mutual Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     The facing sheet.


     The Prospectus consisting of   pages.


     The undertaking to file reports.

     Rule 484 undertaking.

     Representations pursuant to Rule 6e-3(T).

     The signatures.

The following exhibits:


  EXHIBITS                                                                    PAGE
  --------                                                                    ----
 1.A.1.a.       Resolution adopted by the Board of Directors of Provident
                Mutual Life Insurance Company authorizing establishment of the Provident Mutual Variable Growth Separate Account,
                Provident Mutual Variable Money Market Separate Account,
                Provident Mutual Variable Bond Separate Account, Provident
                Mutual Variable Managed Separate Account, and Provident
                Mutual Variable Zero Coupon Bond Separate Account(1)........
 1.A.1.b.       Resolution of the Board of Directors of Provident Mutual
                Life Insurance Company establishing the Provident Mutual
                Variable Aggressive Growth Separate Account(1)..............
 1.A.1.c.       Resolution of the Board of Directors of Provident Mutual
                Life Insurance Company establishing the Provident Mutual
                Variable International Separate Account(1)..................
 1.A.1.d.       Resolution of the Board of Directors of Provident Mutual
                Life Insurance Company establishing the Provident Mutual
                Variable Separate Account(1)................................
 1.A.1.e.       Resolution of the Board of Directors of Provident Mutual
                Life Insurance Company Approving Creation of additional
                Subaccounts of Provident Mutual Variable Separate
                Account(1)..................................................
 1.A.1.f.       Resolution of the Board of Directors of Provident Mutual
                Life Insurance Company Approving Creation of additional
                Subaccounts of Provident Mutual Variable Separate
                Account(1)..................................................
 1.A.2.         None
 1.A.3.a.i.     Underwriting Agreement(1)...................................
 1.A.3.a.ii.    Amendment to Underwriting Agreement(1)......................
 1.A.3.a.iii.   Amendment to Underwriting Agreement(1)......................
 1.A.3.a.iv.    Amendment to Underwriting Agreement(1)......................
 1.A.3.a.vi.    Amendment to Underwriting Agreement(1)......................
 1.A.3.b.i.     Selling Agreement between Provident Mutual Life Insurance
                Company, PML Securities, Inc. and The Wolper Ross
                Corporation(3)..............................................
 1.A.3.b.ii.    Form of Selling Agreement between The Wolper Ross
                Corporation and Broker/Dealers(3)...........................
 1.A.3.b.iii.   Special Agent's Career Agreement and Supplement(1)..........
 1.A.3.b.iv.    Amendment to Special Agent's Career Agreement(3)............
 1.A.4.         None
 1.A.5.         Individual Flexible Premium Adjustable Variable Life
                Insurance Policy Forms (C122, C122A & C125)(3)..............
 1.A.5.a.       Extension of Final Policy Date Rider (C822)(2)..............
 1.A.5.b.       Change of Insured Rider (C901)(2)...........................
 1.A.5.c.       Disability Waiver of Premium Benefit Rider (C903)(2)........
 1.A.5.d.       Accelerated Death Benefit Rider (C/D904)(1).................
 1.A.5.e.       Disability Waiver of Monthly Deduction Rider (C900).........
 1.A.6.a.       Charter of Provident Mutual Life Insurance Company(1).......
 1.A.6.b.       By-Laws of Provident Mutual Life Insurance Company(1).......
 1.A.7.         None
 1.A.8.         Sponsorship Agreement between Provident Mutual Life
                Insurance Company and MLPFS for Zero Coupon Trust(1)........
 1.A.9.         None
 1.A.10.        Form of Application(1)......................................
 1.A.10.a.      Application for Flexible Premium(2).........................
 1.A.10.b.      Initial Allocation Selection(1).............................

  EXHIBITS                                                                    PAGE
  --------                                                                    ----
 2.             See Exhibit 1.A.5.
 3.A.           Consent of James G. Potter, Jr., Esquire....................
 3.B.           Consent of Sutherland Asbill & Brennan LLP..................
 4.             None
 5.             Inapplicable
 6.             Consent of Scott V. Carney, FSA, MAAA.......................
 7.             Consent of PricewaterhouseCoopers LLP.......................
 8.             Description of Provident Mutual Life Insurance Company's
                Issuance, Transfer and Redemption Procedures for
                Policies(1).................................................
 9.             Powers of Attorney(1)
10.a.           Participation Agreement by and among Market Street Fund,
                Inc., Provident Mutual Life Insurance Company and PML
                Securities, Inc.(1).........................................
10.b.           Participation Agreement among Variable Insurance Products
                Fund, Fidelity Distributors Corporation and Provident Mutual
                Life Insurance Company(1)...................................
10.c.           Participation Agreement among Variable Insurance Products
                Fund II, Fidelity Distributors Corporation and Provident
                Mutual Life Insurance Company(1)............................
10.d.           Sales Agreement between Neuberger & Berman Advisers
                Management Trust and Provident Mutual Life Insurance
                Company(1)..................................................
10.e.           Participation Agreement among The Alger American Fund,
                Provident Mutual Life Insurance Company, and Fred Alger and
                Company Incorporated(1).....................................
27.             Inapplicable................................................


---------------
(1) Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.

(2) Incorporated herein by reference to Post-Effective Amendment No. 11, filed on May 1, 1998, File No. 33-42133.


(3) Incorporated herein by reference to Post-Effective Amendment No. 11, filed on May 1, 1998, File No. 33-38463.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, PROVIDENT MUTUAL LIFE INSURANCE COMPANY CERTIFIES THAT IT MEETS ALL THE REQUIREMENTS FOR EFFECTIVENESS OF THIS POST-EFFECTIVE AMENDMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND, HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF BERWYN AND COMMONWEALTH OF PENNSYLVANIA ON THE 19TH DAY OF APRIL, 1999.


                                            PROVIDENT MUTUAL LIFE INSURANCE
                                              COMPANY

          Attest: /s/ JAMES POTTER                           By: /s/ ROBERT W. KLOSS
--------------------------------------------       --------------------------------------------
                                                                 ROBERT W. KLOSS
                                                             Chief Executive Officer

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.


                   SIGNATURES                                     TITLE                       DATE
                   ----------                                     -----                       ----

              /s/ ROBERT W. KLOSS                   Chief Executive Officer              April 19, 1999
------------------------------------------------      (Principal Executive Officer)
                ROBERT W. KLOSS

             /s/ MARY LYNN FINELLI                  Executive Vice President and         April 19, 1999
------------------------------------------------      Chief Financial Officer
               MARY LYNN FINELLI                      (Principal Financial Officer)

             /s/ LINDA M. SPRINGER                  Vice President and Controller        April 19, 1999
------------------------------------------------      (Principal Accounting Officer)
               LINDA M. SPRINGER

                       *                            Director                             April 19, 1999
------------------------------------------------
                 EDWARD R. BOOK

                       *                            Director                             April 19, 1999
------------------------------------------------
                DOROTHY M. BROWN

                       *                            Director                             April 19, 1999
------------------------------------------------
                ROBERT J. CASALE

                       *                            Director                             April 19, 1999
------------------------------------------------
             NICHOLAS DEBENEDICTUS

                   SIGNATURES                                     TITLE                       DATE
                   ----------                                     -----                       ----
                       *                            Director                             April 19, 1999
------------------------------------------------
               PHILIP C. HERR, II

                       *                            Director                             April 19, 1999
------------------------------------------------
                J. RICHARD JONES

                       *                            Director                             April 19, 1999
------------------------------------------------
                JOHN P. NEAFSEY

                       *                            Director                             April 19, 1999
------------------------------------------------
                 CHARLES L. ORR

                       *                            Director                             April 19, 1999
------------------------------------------------
                DONALD A. SCOTT

                       *                            Director                             April 19, 1999
------------------------------------------------
              JOHN J. F. SHERRERD

                       *                            Director                             April 19, 1999
------------------------------------------------
               HAROLD A. SORGENTI

         *By: /s/ JAMES G. POTTER, JR.
  -------------------------------------------
              JAMES G. POTTER, JR.
                ATTORNEY-IN-FACT
         PURSUANT TO POWER OF ATTORNEY

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Money Market Separate Account, Provident Mutual Variable Bond Separate Account, Provident Mutual Variable Managed Separate Account, Provident Mutual Variable Zero Coupon Bond Separate Account, Provident Mutual Variable Aggressive Growth Separate Account, Provident Mutual Variable International Separate Account and Provident Mutual Variable Separate Account certify that they meet all the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and, have duly caused this post-effective amendment to the Registration Statement under the Securities Act of 1933 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Berwyn and Commonwealth of Pennsylvania on the 19th day of April, 1999.


PROVIDENT MUTUAL VARIABLE GROWTH SEPARATE ACCOUNT
PROVIDENT MUTUAL VARIABLE MONEY MARKET SEPARATE ACCOUNT PROVIDENT MUTUAL VARIABLE BOND SEPARATE ACCOUNT
PROVIDENT MUTUAL VARIABLE MANAGED SEPARATE ACCOUNT
PROVIDENT MUTUAL VARIABLE ZERO COUPON BOND SEPARATE ACCOUNT PROVIDENT MUTUAL VARIABLE AGGRESSIVE GROWTH SEPARATE ACCOUNT PROVIDENT MUTUAL VARIABLE INTERNATIONAL SEPARATE ACCOUNT PROVIDENT MUTUAL VARIABLE SEPARATE ACCOUNT

                                                     (Registrant)

                                      By:  PROVIDENT MUTUAL LIFE INSURANCE
                                      COMPANY
                                                     (DEPOSITOR)

                                      By:         /s/  ROBERT W. KLOSS
                                         ---------------------------------------
                                                     ROBERT W. KLOSS
                                                 Chief Executive Officer

Attest:  /s/  JAMES POTTER
      --------------------------------

                                 EXHIBIT INDEX


  EXHIBITS                                                                    PAGE
  --------                                                                    ----
 3.A.           Consent of James G. Potter, Jr., Esquire....................
 3.B.           Consent of Sutherland Asbill & Brennan LLP..................
 6.             Consent of Scott V. Carney, FSA, MAAA.......................
 7.             Consent of PricewaterhouseCoopers LLP.......................